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                     HARBOR FINANCIAL MORTGAGE CORPORATION
                                      AND
                          NEW AMERICA FINANCIAL, INC.
                                 ("Obligors"),
                    FIRSTCITY FINANCIAL MORTGAGE CORPORATION
                                 ("Guarantor")

                                      and

                         GUARANTY FEDERAL BANK, F.S.B.,
                      in its capacity as one of the Banks
                and as Administrative Agent for the other Banks,

                        BANC ONE CAPITAL MARKETS, INC.,
                      as Syndication Agent, Lead Arranger
                             and Sole Book Runner,

                             BANK ONE, TEXAS, N.A.,
                      in its capacity as one of the Banks
                  and as Collateral Agent for the other Banks

                            PNC BANK KENTUCKY, INC.,
                      in its capacity as one of the Banks
                      and as Co-Agent for the other Banks

                                 COMERICA BANK
                      in its capacity as one of the Banks
                      and as Co-Agent for the other Banks


                                CREDIT AGREEMENT


                          Effective as of May 28, 1999



-------------------------------------------------------------------------------

                             INDEX OF DEFINED TERMS


"Acquisition Cost".............................................................15
"Adjusted Balances".............................................................1
"Adjusted LIBOR Rate"...........................................................1
"Adjusted Tangible Net Worth"...................................................1
"Administrative Agent".......................................................1, 2
"Affiliate" ....................................................................2
"Agents" .......................................................................2
"Agreement" ....................................................................1
"Allocated Commitment Price"...................................................15
"Applicable Margin".............................................................2
"Approved Servicing Purchaser"..................................................3
"Approved Servicing Sale Contract"..............................................3
"Bank One" ..................................................................1, 3
"Banks" ........................................................................1
"Business Day" .................................................................3
"Ceiling Rate" .................................................................3
"Change of Control".............................................................4
"Chapter 1D" ...................................................................3
"Claim Under Loan Guaranty"....................................................38
"CLTV" ......................................................................5, 9
"Collateral"....................................................................5
"Collateral Agent"..............................................................5
"Collateral Proceeds".......................................................5, 79
"Commitments Lapse Provision"...............................................5, 48
"Commitments Schedule"..........................................................5
"Committed Sum" ................................................................5
"Company" ......................................................................1
"Compliance Certificate"........................................................5
"Conventional Mortgage Loan"....................................................5
"Current SR Appraisal"..........................................................1
"Current SR Appraisal Date".....................................................1
"Debt" .........................................................................6
"Default" ..................................................................6, 48
"Defective Mortgage"............................................................6
"EDI" ......................................................................6, 38
"Effective Date" ...............................................................1
"Eligible Mortgage".........................................................6, 81
"Eligible Other Loan"...........................................................8
"Eligible Receivables"......................................................9, 37
"Eligible Servicing Held for Sale ".............................................9
"Eligible Servicing Portfolio"..................................................9

"Eligible Servicing Portfolio Balance".........................................9
"Eligible Servicing Sale Receivables"..........................................9
"ERISA"........................................................................9
"ERISA Affiliate" ............................................................10
"Eurodollar Base Rate"........................................................10
"Eurodollar Rate".............................................................10
"Eurodollar Rate Loan"........................................................10
"Eurodollar Reserve Requirement"..............................................10
"Facility"....................................................................10
"Facility Limit"  ........................................................10, 28
"Federal Funds Effective Rate"................................................10
"FHA"..........................................................................7
"FHA Loans" ..................................................................11
"FHLMC" .......................................................................6
"Financial Statements"........................................................11
"FNMA" ........................................................................6
"Foreclosed Properties Loans".............................................11, 31
"Foreclosed Properties Mortgages".........................................11, 35
"Foreclosed Properties Sub-subline".......................................11, 31
"Foreclosed Properties Sublimit"..........................................11, 31
"Foreclosed Property".....................................................11, 31
"Foreclosure Receivables Loans"...........................................11, 31
"Foreclosure Receivables Sub-subline".....................................11, 31
"Foreclosure Receivables Sublimit"........................................11, 31
"Free Adjusted Balances"......................................................11
"Funding Accounts"............................................................11
"Funding Share" ..............................................................11
"GAAP" .......................................................................11
"GFB"..........................................................................1
"GFB Balances" ...............................................................12
"GNMA" ........................................................................6
"Governmental Authority"......................................................12
"Guarantor" ...............................................................1, 12
"Guaranty" ...................................................................12
"Harbor Funding Account"......................................................12
"HUD" ........................................................................12
"ICF Agreement" ..............................................................12
"In Default" .................................................................12
"Interest Period" ............................................................12
"Investments" ............................................................13, 68
"Investor Commitment".........................................................13
"Jumbo Mortgage Loan".........................................................13
"Laws" .......................................................................13
"LIBOR".......................................................................13

"LIBOR Rate Loan" .........................................................................13
"Lien" ....................................................................................13
"Loan".....................................................................................13
"Loan Documents" ..........................................................................13
"Loan Request" ............................................................................14
"Loan Servicing Agreement".................................................................14
"Loan Servicing Rights"....................................................................14
"Majority Banks" ..........................................................................14
"Market Value" ............................................................................14
"Master Warehouse Notes"...............................................................14, 33
"Material Adverse Effect"..................................................................15
"Mortgage-Backed Security".................................................................15
"Mortgage Loans"...........................................................................15
"Mortgage Loan Value"......................................................................15
"Mortgage Repurchase Loans"............................................................16, 31
"Mortgage Repurchase Loan Value"...........................................................16
"Mortgage Repurchase Sublimit".........................................................16, 31
"Mortgage Repurchase Subline"..........................................................16, 31
"Mortgages"............................................................................16, 35
"Mortgage Warehouse Loan"..................................................................16
"Net Worth" ...............................................................................16
"New Am Funding Account"...................................................................16
"New Am Inc." ..............................................................................1
"Nonconforming Mortgage Loan"..............................................................16
"Notice for Election to Convey and/or Invoice for Transfer of Property.....................38
"Obligations" .............................................................................16
"Obligor Order" ...........................................................................16
"Obligors" .................................................................................1
"Order" ...............................................................................17, 72
"Other Loan Sublimit"......................................................................32
"Other Loan Subline"...................................................................17, 32
"Other Loan Subline Loan"..............................................................17, 32
"Other Loan Value".........................................................................17
"Owned Servicing Rights"...................................................................17
"P&I Loans" ...........................................................................17, 30
"P&I Sub-subline" .....................................................................17, 31
"P&I Sublimit" ........................................................................17, 31
"Par Value" ...........................................................................15, 17
"PBGC" ....................................................................................17
"Permitted Facilities Agreements"..........................................................17
"Person" ..................................................................................18
"Plan" ....................................................................................18
"Pledged Mortgages"........................................................................18
"PMI" ......................................................................................7

"Pool" ................................................................................18, 28
"Potential Default"....................................................................18, 48
"Property" ................................................................................18
"Qualified Investment Securities"..........................................................18
"Qualified Investor".......................................................................19
"Ratably" .................................................................................19
"Rate Designation Date"....................................................................20
"Receivables Advances Loans"...........................................................20, 30
"Receivables Advances Sublimit"........................................................20, 30
"Receivables Advances Subline".........................................................20, 30
"Receivables Claim"........................................................................20
"Receivables Loan Values"..................................................................20
"Receivables Security Agreement"...........................................................21
"Regulation Q" ............................................................................21
"Released Persons".....................................................................21, 71
"Replacement Date".........................................................................82
"Reportable Event".........................................................................21
"Repurchased Defaulted Mortgage"...........................................................21
"Required Documents".......................................................................21
"Residential Mortgage File".................................................................6
"Residential Mortgage Note".................................................................6
"Residential Mortgage".....................................................................21
"Retiring Bank" ...........................................................................21
"Seasoned Pledged Mortgage"................................................................15
"Second-Lien Loans"....................................................................22, 30
"Second-Lien Sublimit".................................................................22, 30
"Second-Lien Subline"..................................................................22, 30
"Secondary Syndication"....................................................................76
"Serviced Mortgages".......................................................................22
"Servicing Held for Sale Loans"........................................................22, 32
"Servicing Held for Sale Loan Value".......................................................22
"Servicing Held for Sale Sublimit".........................................................32
"Servicing Held for Sale Subline"..........................................................32
"Servicing Rights".........................................................................22
"Servicing Rights Security Agreement"......................................................22
"Servicing Sale Receivable Loans"......................................................22, 32
"Servicing Sale Receivable Loan Value".....................................................22
"Servicing Sale Receivable Sublimit".......................................................32
"Servicing Sale Receivable Subline"........................................................32
"Settlement Account".......................................................................22
"Single Family Application for Insurance Benefits".........................................38
"Special Damages" .........................................................................89
"Standard Financial Statements"............................................................23
"Stated Rate" .............................................................................23

"Stock Pledge Agreement"...................................................................23
"Sub-sublines" ........................................................................23, 28
"Sublines" ............................................................................23, 28
"Subordinated Debt"........................................................................23
"Subsidiary" ..............................................................................24
"Super Jumbo Mortgage Loan"................................................................24
"Swing Loans" .........................................................................24, 29
"Swing Sublimit" ......................................................................24, 29
"Swing Subline" .......................................................................24, 29
"T&I Loans" ...........................................................................24, 30
"T&I Sub-subline" .....................................................................24, 31
"T&I Sublimit" ........................................................................24, 31
"Tangible Net Worth".......................................................................24
"Texas Finance Code"....................................................................3, 25
"Total Debt" ..............................................................................25
"Transaction Claim"....................................................................25, 88
"UCC" .....................................................................................25
"Uniform Single Audit Program for Mortgage Bankers"........................................58
"VA"........................................................................................7
"VA Loans" ................................................................................25
"Warehouse Collateral".................................................................25, 35
"Warehouse Facility Fee"...............................................................25, 35
"Warehouse Facility Fee Rate"..............................................................25
"Warehouse Final Termination Date".....................................................25, 35
"Warehouse Line".......................................................................25, 27
"Warehouse Line Commitments"...........................................................25, 35
"Warehouse Loan Value".................................................................25, 36
"Warehouse Note".......................................................................25, 33
"Warehouse Notes" .........................................................................26
"Warehouse Pledge Agreement"...............................................................26
"Warehouse Termination Date"...........................................................26, 28
"weekly ceiling" ...........................................................................3
"Wet Mortgage Loan"........................................................................26
"Wet Warehousing Loans"................................................................26, 29
"Wet Warehousing Sublimit".............................................................26, 29
"Wet Warehousing Subline"..............................................................26, 29

                               TABLE OF CONTENTS



Article 1.  Certain Definitions...................................................................1

Article 2.  The Warehouse Line...................................................................27
         Section 2.1       General Terms for the Warehouse Line and its Sublines and
                           Sub-sublines..........................................................27
         Section 2.2       The Warehouse Line....................................................28
         Section 2.3       Sublines and Sub-subline defined......................................29
         Section 2.4       Warehouse Line Term...................................................32
         Section 2.5       Master Warehouse Notes................................................33
         Section 2.6       Warehouse Notes Interest Accrual and Payment..........................33
         Section 2.7       Warehouse Notes' Due Date.............................................33
         Section 2.8       Warehouse Notes Voluntary Prepayments.................................33
         Section 2.9       Warehouse Notes Mandatory Payments....................................33
         Section 2.10      Warehouse Line Security...............................................35
         Section 2.11      Warehouse Facility Fee................................................35
         Section 2.12      Agency and Syndication Fees...........................................36
         Section 2.13      Amount the Obligors May Borrow Against Each Eligible Mortgage;
                           Investor Commitment Coverage and Weekly Reports of Coverages
                           Required; Mortgage Loan Value.........................................36
         Section 2.14      Borrowing Procedures..................................................36
         Section 2.15      Determination Assumptions.............................................41
         Section 2.16      Refinancings of Swing-Line Loans......................................41
         Section 2.17      Releases of Sold or Securitized Pledged Mortgages.....................42
         Section 2.18      Mandatory Prepayments or Collateral Substitutions for Ineligible
                           Mortgages.............................................................43
         Section 2.19      Mandatory Prepayments or Collateral Substitutions for Ineligible
                           Foreclosed Property Collateral........................................43
         Section 2.20      Title Insurance, Recording Foreclosed Properties Mortgages............44
         Section 2.21      Disposition of Foreclosed Properties..................................44
         Section 2.22      Partial Releases of Foreclosed Properties.............................44

Article 3.  Interest Rate Election Provisions....................................................45
         Section 3.1       Interest Rate Elections...............................................45
         Section 3.2       Inadequacy of Pricing and Rate Determination..........................45
         Section 3.3       Funding Losses........................................................46
         Section 3.4       Determinations........................................................46
         Section 3.5       Affiliates............................................................46
         Section 3.6       Funding Decision......................................................46
         Section 3.7       Rate of Return Maintenance Covenant...................................46
         Section 3.8       Illegality of  Eurodollar Rate Loans; Inability to Determine
                           LIBOR Rate............................................................47

Article 4.  Funding Provisions..............................................................47
         Section 4.1       Commitments Lapse Provision......................................47
         Section 4.2       Application of Proceeds of Realization on Collateral.............48
         Section 4.3       Application of Setoff Proceeds...................................48
         Section 4.4       Conditions Precedent.............................................48

Article 5.  The Obligors' Warranties and Representations....................................51
         Section 5.1       Organization.....................................................51
         Section 5.2       Corporate Action.................................................52
         Section 5.3       No Violations....................................................52
         Section 5.4       Approved Lender, Seller and Servicer.............................52
         Section 5.5       Obligors are not an Investment Company or Controlled by One......52
         Section 5.6       Obligors' Legal Compliance.......................................52
         Section 5.7       Financial Statements Accurate....................................52
         Section 5.8       Litigation.......................................................53
         Section 5.9       Payment of Taxes.................................................53
         Section 5.10      Title to Properties..............................................53
         Section 5.11      Eligibility of Collateral........................................53
         Section 5.12      Year 2000 Compliance.............................................54

Article 6.  Defaults and Remedies...........................................................54
         Section 6.1       Note Payment Default.............................................54
         Section 6.2       Covenant Default.................................................54
         Section 6.3       Default on Other Obligation......................................54
         Section 6.4       Violation of Law.................................................54
         Section 6.5       False Representation or Warranty.................................54
         Section 6.6       Undischarged Final Judgment......................................55
         Section 6.7       Lien Claimed or Held Invalid.....................................55
         Section 6.8       Disposition, Encumbrance or Loss of Collateral...................55
         Section 6.9       Liquidation, Etc. Order..........................................55
         Section 6.10      Default under Other Loan Documents...............................55
         Section 6.11      Assignment for the Benefit of Creditors, Voluntary Bankruptcy....55
         Section 6.12      Involuntary Proceeding...........................................55
         Section 6.13      General Failures, Writ of Attachment, Etc. ......................56
         Section 6.14      Fraudulent Concealment or Removal................................56
         Section 6.15      Dissolution, Etc.................................................56
         Section 6.16      Change of Control................................................56
         Section 6.17      Material Adverse Change..........................................56

Article 7.  Affirmative Covenants...........................................................57
         Section 7.1       Use of Proceeds..................................................57
         Section 7.2       Promptly Correct Escrow Imbalances...............................57
         Section 7.3       Financial Statements and Other Reports...........................57
         Section 7.4       Maintenance of Existence, Conduct of Business....................60

         Section 7.5       Compliance with Applicable Laws..................................60
         Section 7.6       Perform Agreement................................................60
         Section 7.7       Books............................................................60
         Section 7.8       Investor Commitments.............................................61
         Section 7.9       Notice...........................................................61
         Section 7.10      Pay Debt, Taxes, Etc. ...........................................61
         Section 7.11      Insurance........................................................62
         Section 7.12      Other Loan Obligations...........................................62
         Section 7.13      Covenants Concerning Collateral..................................62
         Section 7.14      Employee Benefit Plans...........................................63
         Section 7.15      Benefit Plan Obligations.........................................64
         Section 7.16      Further Assurances...............................................64

Article 8.  Negative Covenants..............................................................65
         Section 8.1       No Change of Business............................................65
         Section 8.2       No Other Investments.............................................65
         Section 8.3       No Other Debt....................................................65
         Section 8.4       Limitation on Dividends..........................................65
         Section 8.5       Minimum Adjusted Tangible Net Worth..............................66
         Section 8.6       Maximum Debt to Adjusted Tangible Net Worth......................66
         Section 8.7       Limitations on Transactions with Affiliates......................66
         Section 8.8       Limitation on Unmarketable Loans.................................67
         Section 8.9       No Uncovered Commercial Loans, Etc...............................68
         Section 8.10      Loss of Eligibility..............................................68
         Section 8.11      Fiscal Year Accounting...........................................68
         Section 8.12      Loans, Advances and Investments..................................68
         Section 8.13      Actions with Respect to Pledged Mortgages........................69
         Section 8.14      Cancellation of Loan Servicing Rights............................69
         Section 8.15      Continuous Compliance............................................69

Article 9.  Agreements Concerning the Administrative Agent and the Banks....................70
         Section 9.1       Authorization and Action.........................................70
         Section 9.2       Employment of Others by the Administrative Agent.................71
         Section 9.3       No Liability.....................................................71
         Section 9.4       Reliance.........................................................72
         Section 9.5       Qualifications of the Administrative Agent.......................72
         Section 9.6       Resignation of the Administrative Agent..........................73
         Section 9.7       Removal of the Administrative Agent..............................73
         Section 9.8       Effective Date of Resignation or Removal.........................74
         Section 9.9       Successor Agent..................................................74
         Section 9.10      Merger of the Administrative Agent...............................74
         Section 9.11      Banks' Credit Decisions..........................................75
         Section 9.12      Indemnification..................................................75
         Section 9.13      Rights as Bank...................................................76
         Section 9.14      Benefit of Article IX............................................76

         Section 9.15      No Representations...............................................76
         Section 9.16      Participation; Assignment........................................76
         Section 9.17      Loan Requests; Payments..........................................78
         Section 9.18      Application of Collateral Proceeds...............................79
         Section 9.19      Information Concerning Other Banks...............................79
         Section 9.20      Expense Reimbursement............................................79
         Section 9.21      Rights of Individual Banks.......................................80
         Section 9.22      Notice to the Administrative Agent...............................81
         Section 9.23      No Partnership...................................................81
         Section 9.24      Amendments and Modifications.....................................81
         Section 9.25      Replacement of Retiring Bank.....................................82
         Section 9.26      Replacement Banks Replace Retiring Banks.........................82
         Section 9.27      Termination of Retiring Bank's Commitment........................83
         Section 9.28      Syndication Agent................................................83

Article 10.  Miscellaneous..................................................................83
         Section 10.1      No Waiver........................................................83
         Section 10.2      Notices..........................................................83
         Section 10.3      Governing Law, Jurisdiction and Venue............................84
         Section 10.4      Survival; Successors and Assigns.................................85
         Section 10.5      Counterparts.....................................................85
         Section 10.6      Usury Not Intended; Credit or Refund of Any Excess Payments......85
         Section 10.7      Expenses.........................................................86
         Section 10.8      Indemnification..................................................87
         Section 10.9      Entire Agreement.................................................87
         Section 10.10     Accounting Terms.................................................87
         Section 10.11     Severability.....................................................88
         Section 10.12     Domicile of Loan.................................................88
         Section 10.13     Disclosures......................................................88
         Section 10.14     Release of Transaction Claims....................................88
         Section 10.15     Notice Pursuant to Section 26.02 of the Tex. Bus. & Comm. Code...88
         Section 10.16     Waiver of Jury Trial, Punitive Damages, etc......................88

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT (this "Agreement") dated effective as of May 28, 1999 (the "Effective Date") made by and among (a) HARBOR FINANCIAL MORTGAGE CORPORATION (the "Company"), a Texas corporation; (b) NEW AMERICA FINANCIAL, INC. ("New Am Inc."), a Texas corporation that is a wholly-owned subsidiary of the Company (the Company and New Am Inc. being the "Obligors"); (c) GUARANTY FEDERAL BANK, F.S.B. ("GFB"), a federal savings bank, in its capacity as one of the Banks and as Administrative Agent (it and its successors in that capacity being called the "Administrative Agent") for the other Banks; (d) BANK ONE, TEXAS, N.A. ("Bank One"), in its capacity one of the Banks and as Collateral Agent, (e) the other lenders (together with GFB and Bank One, the "Banks") that are signatories and parties to this Agreement from time to time, and (f) FIRSTCITY FINANCIAL MORTGAGE CORPORATION ("Guarantor"), a Delaware corporation;

         The parties hereto hereby agree as follows:


                         ARTICLE 1. CERTAIN DEFINITIONS

         In addition to the terms defined elsewhere in the text of this Agreement, these terms are defined as follows:

         "Adjusted Balances" means, for any calendar month that month's daily average of all collected balances in all non-interest bearing accounts maintained by the Obligors with GFB during that month (although the Obligors shall have no obligation whatsoever to maintain any deposits with GFB) less amounts necessary (a) to satisfy reserve and deposit insurance requirements allocable to that month and (b) to compensate GFB for services rendered to the Obligors for that month, with each element calculated in accordance with GFB's system of allocating reserve and deposit insurance requirements and charges for services and as that system may be changed from time to time without notice, excluding the Funding Account.

         "Adjusted LIBOR Rate" means for any day a rate per annum that on any day is equal to the quotient of (a) LIBOR for that day divided by (b) 1.00 minus the Eurodollar Reserve Requirement (if any) for one (1) day loans, rounded upwards, if necessary, to the nearest 1/100 of 1%.

         "Adjusted Tangible Net Worth" means, with respect to the Obligors and on any day:

                  (a) the Obligors' aggregate Tangible Net Worth on that day;

plus:             (b) one hundred percent (100%) of the aggregate appraised
         value, as determined in accordance with Section 7.3(e)(2) by the most recent quarterly independent appraisal (the "Current SR Appraisal") of the Obligors' Eligible Servicing Portfolio as it existed on the effective date of such appraisal (the "Current SR Appraisal Date").

         "Administrative Agent" means GFB as Administrative Agent hereunder and its permitted successors and assigns.

         "Affiliate" means and includes, with respect to a specified Person, any other Person:

                  (a) that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the specified Person;

                  (b) that is a director, trustee, general partner or executive officer of the specified Person or serves in a similar capacity in respect of the specified Person;

                  (c) that, directly or indirectly through one or more intermediaries, is the beneficial owner of ten percent (10%) or more of any class of equity securities of the specified Person; or

                  (d) of which the specified Person is directly or indirectly the owner of ten percent (10%) or more of any class of equity securities.

         "Agents" means the Administrative Agent and the Collateral Agent.

         "Applicable Margin" means:

                  (a) for outstanding Mortgage Warehouse Loans that are not Wet Warehousing Loans, plus one and three-eighths percent (+1.375%);

                  (b) for outstanding Wet Warehousing Loans, plus one and five-eighths percent (+1.625%);

                  (c) for Swing Loans, plus the Applicable Margin for the actual type of Loan requested, which is initially deemed to be a Swing Loan;

                  (d) for Second-Lien Loans, plus one and five-eighths percent (+1.625%);

                  (e) for P&I Loans, plus one and five-eighths percent
         (+1.625%);

                  (f) for T&I Loans, plus one and five-eighths percent
         (+1.625%);

                  (g) for Foreclosure Receivables Loans, plus one and five-eighths percent (1.625%);

                  (h) for Foreclosed Properties Loans, plus one and five-eighths percent (+1.625%); and

                  (i) for Mortgage Repurchase Loans, plus one and five-eighths percent (+1.625%);

                  (j) for Servicing Held for Sale Loans, plus two percent (+2.000%);

                  (k) for Servicing Sale Receivable Loans, plus one and three-fourths percent (+1.750%); and

                  (l) for Other Loans, plus three percent (+3.000%);

         PROVIDED THAT IF AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, THE APPLICABLE MARGIN FOR EACH TYPE OF LOAN DESCRIBED ABOVE SHALL BE INCREASED BY TWO PERCENT (2%) PER ANNUM.

         "Approved Servicing Purchaser" means any of the Persons listed on
Schedule 6 or any other Person which meets the credit guidelines established by Majority Banks and which is approved in writing by Administrative Agent.

         "Approved Servicing Sale Contracts" means the flow contracts for the sale of Servicing Rights for Mortgage Loans to each Approved Servicing Purchaser as in effect on the date hereof, and any other such contracts hereafter approved by Majority Banks.

         "Bank One" means Bank One, Texas, N.A., in its individual capacity.

         "Business Day" means any day other than Saturday, Sunday or a day (a) which is a legal holiday in Dallas, Texas, (b) on which neither Agent nor any of the Banks is authorized or obligated by Law or executive order to close or
(c) when dealings in dollar deposits are not carried out in the relevant interbank dollar market.

         "Ceiling Rate" means on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Texas law permits the higher interest rate, stated as a rate per annum. On each day, if any, that applicable Texas law establishes the Ceiling Rate, the Ceiling Rate shall be the "weekly ceiling" as defined in Chapter 303 of the Texas Finance Code (the "Texas Finance Code") and Chapter 1D of Title 79, Texas Rev. Civ. Stats. 1925 ("Chapter 1D"), as amended, respectively, for that day. The Banks may from time to time, as to current and future balances, implement any other ceiling under the Texas Finance Code or Chapter 1D by the Administrative Agent's giving notice to the Company if and to the extent permitted by the Texas Finance Code or Chapter 1D.

         "Chapter 1D" is defined in the definition of "Ceiling Rate".

         "Change of Control" means and includes:

                  (a)      in respect of the Company:

                           (1) a sale of the Company's stock or a sale of
                  substantially all of the Company's assets to any Person or related group of Persons;

                           (2) without the Administrative Agent's and the
                  Majority Banks' prior written consent, any merger or consolidation of the Company with or into (A) another Person with the effect that the Guarantor holds less than one hundred percent (100%) of the total voting power entitled to vote in the election of directors, managers or trustees of the survivor of such merger or consolidation or (B) the Guarantor;

                           (3) the occurrence of any event after which the
                  Guarantor no longer owns at least the majority of the total voting power entitled to vote in the election of the Company's directors;

                           (4) Rick R. Hagelstein is no longer the chairman of
                  the board of the Company; or

                           (5) Company's liquidation or dissolution; and

                  (b)      in respect of New Am Inc.:

                           (1) a sale of New Am Inc.'s stock or a sale of
                  substantially all of New Am Inc.'s assets to any Person or related group of Persons;

                           (2) without the Administrative Agent's and the
                  Majority Banks' prior written consent, any merger or consolidation of New Am Inc. with or into (A) another Person with the effect that the Company holds less than the majority of the total voting power entitled to vote in the election of directors, managers or trustees of the survivor of such merger or consolidation or (B) the Company;

                           (3) the occurrence of any event after which the
                  Company no longer owns at least the majority of the total voting power entitled to vote in the election of New Am Inc.'s directors;

                           (4) Rick R. Hagelstein is no longer the chairman of
                  the board and chief executive officer of New Am Inc; or

                           (5) New Am Inc.'s liquidation or dissolution; and

                  (c)      in respect of the Guarantor:

                           (1) a sale of the Guarantor's stock or a sale of
                  substantially all of the Guarantor's assets to any Person or related group of Persons;

                           (2) FirstCity Financial Corporation no longer
                  directly or indirectly owns and controls at least ninety percent (90%) of the total voting power entitled to vote in the election of directors, managers or trustees of the survivor of such merger or consolidation; or

                           (3) Rick R Hagelstein is no longer the chairman of
                  the board of Guarantor; or

                           (4) the Guarantor's liquidation or dissolution.

         "CLTV" is defined in the definition of Eligible Other Loan.

         "Collateral" means, on any day, the Obligors' or Guarantor's Property deposited with or held by or for the Collateral Agent, the Administrative Agent or any Bank in which the Collateral Agent or the Administrative Agent, for the benefit of the Banks, is granted a Lien pursuant to this Agreement or any other Loan Documents or any guaranties of the Obligations.

         "Collateral Agent" means Bank One, in its capacity as Collateral Agent hereunder, and its permitted successors and assigns.

         "Collateral Proceeds" is defined in Section 9.18.

         "Commitments Lapse Provision" is defined in Section 4.1.

         "Commitments Schedule" means the dated schedule of the Banks' respective Commitments attached to this Agreement, as it may be superseded (or amended and restated) from time to time by a later-dated schedule approved in writing by Bank One, on behalf of Banc One Capital Markets, Inc. as Syndication Agent, the Administrative Agent and the Obligors.

         "Committed Sum" means the maximum amount a Bank has committed to lend to the Obligors under this Agreement. The amount of each Bank's Committed Sum for each Facility is stated on that Bank's dated signature page to this Agreement or the latest amendment, supplement or restatement of this Agreement which it has signed, whichever is the latest dated signature page signed by that Bank.

         "Compliance Certificate" means the document in the form of Exhibit F, to be completed from time to time by the Obligors pursuant to Section 7.3(f).

         "Conventional Mortgage Loan" means a Residential Mortgage evidenced by a Residential Mortgage Note, the payment of which is not guaranteed by VA or insured by FHA.

         "Debt" means, with respect to any Person and on any day the sum (without duplication) on that day of (a) all of that Person's debt (1) for borrowed money, (2) for the deferred purchase price of Property or services, or
(3) that is evidenced by a bond, debenture, note or other instrument plus (b) any debt secured by any Lien existing on any interest of that Person in Property owned subject to such Lien whether or not that Person is liable for the debt secured thereby, plus (c) all of that Person's obligations under all capitalized leases, (d) all of that Person's obligations under all guaranties, endorsements and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Debt of others (other than Mortgage Loans) and (e) all of that Person's obligations in respect of letters of credit, acceptances, or similar obligations issued or created for the account of such Person.

         "Default" is defined in Section 4.1.

         "Defective Mortgage" is a Residential Mortgage that was initially sold to a Qualified Investor in connection with the sale of the related Mortgage Loan and that is required to be repurchased by such Obligor from such Qualified Investor and that is otherwise acceptable to Agents for inclusion in Mortgage Repurchase Loan Value.

         "EDI" is defined in Section 2.14(d)(2)(A).

         "Eligible Mortgage" means a Residential Mortgage that is:

                  (a) evidenced by a promissory note (the "Residential Mortgage Note") payable (either originally or by one or more endorsements) to the order of and owned and held by either Obligor (whichever is pledging it to borrow against it under the Warehouse Line) and duly endorsed in blank or if the Collateral Agent shall request it, endorsed to be payable to the order of the Collateral Agent subject to no pledge, security interest, collateral assignment, Lien, charge or claim held by any Person other than the Collateral Agent. In addition, such promissory note must not have been borrowed against under the Warehouse Line for more than 180 days; provided, that up to Seven Million Five Hundred Thousand Dollars ($7,500,000) of Residential Mortgages borrowed against under the Warehouse Line at any time may have been advanced against for more than one hundred eighty (180) days but not more than three hundred sixty (360) days;

                  (b) covered by currently-effective policies of mortgagee title insurance and casualty insurance, covered by a sufficient and current appraisal and having all documentation, characteristics and elements complete and packaged so as to satisfy every requirement of the issuer (whether the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or another Qualified Investor) of the Investor Commitment covering such Residential Mortgage, with all such documentation placed in a file (a "Residential Mortgage File") organized so as to satisfy such issuer's requirements for file content, form and order, but in any event including at least
         (1) the original executed Residential Mortgage Note, (2) a certified copy of the Residential Mortgage and

         (3) an original assignment of the Residential Mortgage Note in blank (including any applicable intervening assignments), in recordable form; provided, that (1) up to 20% of the aggregate Committed Sums of all Banks for the Warehouse Line of Residential Mortgages borrowed against under the Warehouse Line at any time may be Jumbo Mortgage Loans and (2) up to 5% of the aggregate Committed Sums of all Banks for the Warehouse Line of Residential Mortgages borrowed against under the Warehouse Line at any time may be Super Jumbo Mortgage Loans;

                  (c) either (i) eligible for guaranty or insurance by the Veterans Administration ("VA") or the Federal Housing Administration ("FHA"), or for insurance (as to the portion of the Residential Mortgage that initially exceeds an 80% loan-to-collateral value ratio) by private mortgage insurance ("PMI") by an insurer rated "A" or better by a nationally recognized rating agency, or (ii) an uninsured conventional mortgage loan conforming to the maximum loan amount and loan-to-collateral value ratio standards for guaranty by FNMA or FHLMC and with both an initial and a current loan-to-collateral value ratio no greater than 80%;

                  (d) in a face amount that, when aggregated with all of the other warehoused Mortgage Loans (wherever warehoused) owned by whichever Obligor is pledging it to borrow against it under the Warehouse Line, will not exceed the hedging coverage provided by Investor Commitments then owned by such Obligor as determined by the Collateral Agent based on such Obligor's most current weekly report to the Collateral Agent listing all Investor Commitments held by such Obligor;

                  (e) accompanied by (1) a duly executed assignment (and any intervening assignments) recordable (but not recorded) in the U.S. jurisdiction where the real property securing such Residential Mortgage Note is located, duly completed, signed, notarized, attested (if necessary for recording in that Jurisdiction) and otherwise adequate to be recorded and, by recording, to perfect an assignment of that Residential Mortgage so as to receive the full benefit of the recording Laws of that jurisdiction and (2) all other instruments and documents, if any, required to provide the Collateral Agent with all the information and authority it would need (assuming its qualification to the extent, if any, required under the applicable guide as a servicer) to service such Residential Mortgage and collect all sums due under it when due and either (A) unilaterally sell that Residential Mortgage to any Qualified Investor and receive full payment for it, in accordance with such Qualified Investor's Investor Commitment to purchase it or otherwise, or (B) by recording the assignment, unilaterally clothe the Collateral Agent with full authority to demand and receive all sums due under that Residential Mortgage from any obligor (including guarantors) for its payment and from any servicer of that Residential Mortgage, including, without limitation, transferring full record title to the Collateral Agent; and

                  (f) otherwise satisfactory to the Collateral Agent in its sole reasonable discretion in all other respects.

                  WITHOUT LIMITING ANY OF THE FOREGOING PROVISIONS, A RESIDENTIAL MORTGAGE THAT OTHERWISE QUALIFIES AS AN ELIGIBLE MORTGAGE SHALL FAIL OR IMMEDIATELY CEASE TO BE SO QUALIFIED
                  IF:

                           (1) it fails or ceases for any reason to be the
                  subject of a valid and enforceable Investor Commitment which is and remains satisfactory to the Collateral Agent;

                           (2) an obligor on or under it has failed to perform
                  an obligation under such obligor's papers and such default has continued for thirty (30) days;

                           (3) foreclosure proceedings have been commenced with
                  respect to it;

                           (4) it is not (A) secured by a first Lien (or a
                  second Lien for up to the Second-Lien Sublimit only) against the real property originally securing it (or that was purported to secure it) or if the title to the real property securing it ceases or fails for any reason to be currently insured by a title insurer acceptable to the Collateral Agent for at least the outstanding principal balance of such Residential Mortgage, or such insurer denies coverage or liability in whole or in part or fails to assume defense of any attack on such title for any reason, (B) in full force and effect or (C) (excluding only Residential Mortgages whose servicing is transferred by the applicable Obligor to another servicer with the Collateral Agent's express written consent) fully serviced (including collection of all amounts due on or for such Residential Mortgage Note, including both loan and escrow payments) by the applicable Obligor; or

                           (5) it has been borrowed against under the Warehouse
                  Line (including, if applicable, its Sublines and Sub-sublines) for more than one hundred eighty (180) days (subject to the proviso in clause (a) in this definition of Eligible Mortgage).

                           (6) it has a cumulative loan to collateral ratio
                  that exceeds 100%, unless it is a VA guaranteed or FHA insured mortgage.

                           (7) it is subject to a Trust Receipt issued by the
                  Collateral Agent pursuant to Warehouse Pledge Agreement under which it has been in the possession of an Obligor for more than seven (7) days.

                           (8) it is subject to a Bailee Letter issued by the
                  Collateral Agent pursuant to the Warehouse Pledge Agreement under which is has been in the possession of a Qualified Investor for more than forty-five (45) days; and

         "Eligible Other Loan" means a first-lien or second-lien Conventional Mortgage Loan, FHA Loan or VA Loan that is evidenced by a promissory note payable (either originally or by one or more endorsements) to the order of and owned and held by either Obligor (whichever is pledging it to borrow against it under the Other Loan Subline) and duly endorsed in blank or if the Collateral Agent shall request it, endorsed to be payable to the order of the Collateral Agent, and that is subject to no pledge, security interest, collateral assignment, Lien, charge or claim held by any Person other than the Collateral Agent and, if a second-lien loan, the holder of the first lien. In addition, such loan (i) must not have been originated more than 365 days before the date it was first included in Other Loan Value, (ii) must not have been borrowed against under the Other Loan Subline for more than 180 days, (iii) must not be more than 60 days past due,
(iv) must have a combined loan-to-value ratio, taking into account first and second liens ("CLTV"), of nor more than 100% and (v) must otherwise be acceptable to Agents for inclusion in Other Loan Value.

         "Eligible Receivables" is defined in Section 2.14(d)(1).

         "Eligible Servicing Portfolio" means, on any day, all Serviced Mortgages excluding those (i) as to which either Obligor is the subservicer,
(ii) for which any payment is delinquent for more than ninety (90) days or
(iii) for which any maker or mortgagor is the subject of a case in bankruptcy or as to which the first step in foreclosure proceedings has been taken.

         "Eligible Servicing Held for Sale " means rights to service residential Mortgage Loans originated within 120 days of the date first included in Servicing Held for Sale Loan Value that are eligible to be sold under Approved Servicing Sale Contracts and that have not been included in Servicing Held for Sale Loan Value for more than 120 days.

         "Eligible Servicing Portfolio Balance" means the sum of the principal balances of all Serviced Mortgages comprising the Eligible Servicing Portfolio.

         "Eligible Servicing Sale Receivables" are receivables (i) which arise from either Obligor's sale of Servicing Rights to Approved Servicing Purchasers pursuant to Approved Servicing Sale Contracts, (ii) which are due and payable within 120 days after the date first included in Servicing Sale Receivable Loan Value; provided that up to ten percent (10%) of the Servicing Sale Receivables Subline may be due and payable within 180 days after the date first included in Servicing Sale Receivable Loan Value, and (iii) which are not past due. Servicing Sale Receivables shall not include any "holdback" amounts determined by Administrative Agent in its discretion, or deferred installments of the purchase price payable by such Approved Servicing Purchaser which are subject to withholding or offset on account of the performance of the servicing being sold or any failure, breach or other deficiency in the performance of the Obligors, including documentary deficiencies.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and any successor statute, as amended from time to time, and all rules and regulations promulgated under it.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) which, together with either Obligor, would be treated as a single employer under Section 4001 of ERISA.

         "Eurodollar Base Rate" means, for any Interest Period, the rate per annum, (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Bloomberg (or, if not available, any other nationally recognized trading screen reporting offered rates for Eurodollar deposits in United States Dollars) at 10:00 a.m. (Dallas, Texas time) as the offered rate for Eurodollar deposit rates in United States dollars, for a term comparable to such Interest Period and in an amount comparable to the relevant Loan. Any rate of interest based on Eurodollar Base Rate shall be (a) computed on the basis of a year of three hundred sixty (360) days applied for the actual number of days for which the borrowing to which it applies is outstanding and bears interest in accordance with this Agreement at such rate of interest based on Eurodollar Base Rate (i.e., on the 365/360 (366/360 in a leap year) day basis) and (b) adjusted as of the effective date of each change in Eurodollar Base Rate. The Administrative Agent's determination of Eurodollar Base Rate for each day shall be conclusive and binding, absent manifest error.

         "Eurodollar Rate" means, for any Interest Period, rounded up, if necessary, to the nearest 1/100 of 1%, the quotient of (a) the Eurodollar Base Rate divided by (b) 1.00 minus the Eurodollar Reserve Requirement (if any), in each case for such Interest Period.

         "Eurodollar Rate Loan" means any Loan at the Eurodollar Rate plus the Applicable Margin.

         "Eurodollar Reserve Requirement" means, for the Interest Period for each Eurodollar Rate Loan and for the time that each Adjusted LIBOR Rate Loan is outstanding, respectively, the maximum rate (expressed as a decimal) for all reserves required to be maintained by the Administrative Agent against any category of liabilities that includes deposits by reference to which any Eurodollar Base Rate or Adjusted LIBOR Rate is determined, adjusted automatically (and without notice to the Obligors) on and as of the effective date of any change therein.

         "Facility" means a credit or financial line, subline or facility provided for in this Agreement (under this Agreement, the term means and includes each of the Warehouse Line, its five Sublines and its eight Sub-sublines).

         "Facility Limit" is defined in Section 2.2(a).

         "Federal Funds Effective Rate" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative

Agent. Any rate of interest based on the Federal Funds Effective Rate shall be adjusted as of the effective date of each change in the Federal Funds Effective Rate.

         "FHA Loans" means Mortgage Loans evidenced by Residential Mortgage Notes, payment of which is insured by FHA or which is covered by a current, binding and enforceable commitment for such insurance issued by FHA or its delegated underwriter.

         "Financial Statements" means (a) balance sheets, (b) statements of operations and (c) statements of cash flow. Whenever any of the Loan Documents calls for an Obligor to provide unaudited financial statements (or any element of them), such Obligor agrees to provide them (or the element called for) in the form and manner used for the Standard Financial Statements (although all audited Financial Statements shall be prepared in accordance with GAAP).

         "Foreclosed Properties Loans" is defined in Section 2.3(d)(1).

         "Foreclosed Properties Mortgages" is defined in Section 2.10.

         "Foreclosed Properties Sub-subline" is defined in Section 2.3(d)(6).

         "Foreclosed Properties Sublimit" is defined in Section 2.3(d)(6).

         "Foreclosed Property" is defined in Section 2.3(d)(1).

         "Foreclosure Receivables Loans" is defined in Section 2.3(d)(1).

         "Foreclosure Receivables Sub-subline" is defined in Section 2.3(d)(4).

         "Foreclosure Receivables Sublimit" is defined in Section 2.3(d)(4).

         "Free Adjusted Balances" means, for any calendar month, the sum of that month's Adjusted Balances less the portion of them (if any) already used to reduce the interest or fee charged by GFB on any Debt to GFB (in its individual capacity) other than the Obligations.

         "Funding Accounts" means the Harbor Funding Account and the New Am Funding Account.

         "Funding Share" means, for each Bank, that proportion of each Loan under a particular Facility which bears the same ratio to the total amount of the Loan under that Facility as the portion of that Bank's Committed Sum which is applicable to that Facility bears to the aggregate Committed Sums of all Banks for that Facility.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, stated in opinions of the Accounting Principles Board of the American Institute of Certified

Public Accountants or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question. The requirement that such principles be applied on a consistent basis means that the accounting principles observed in a current period shall be comparable in all material respects to those applied in an earlier period, with the exception of changes in application to which the applicable Obligor's independent certified public accountants shall have agreed and which changes and their effects are summarized in the Financial Statements following such changes.

         "GFB Balances" means, for any calendar month, the aggregate principal balances of all Warehouse Notes held by GFB.

         "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States and any political subdivision of any of them, and any agency, central bank, department, commission, board, bureau, court or other tribunal.

         "Guarantor" means FirstCity Financial Mortgage Corporation, a Delaware corporation.

         "Guaranty" means the Guaranty of even date herewith executed by Guarantor in favor of the Administrative Agent, for the benefit of the Banks, as the same may be amended, supplemented, modified and/or restated from time to time.

         "Harbor Funding Account" means the non-interest bearing demand checking account established by Harbor with Administrative Agent to be used for
(i) the initial deposit of proceeds of Loans; and (ii) the funding or purchase of mortgages by Harbor; provided that the Funding Account shall be pledged to Administrative Agent for the benefit of Banks and that Obligors shall not be entitled to withdraw funds from the Funding Account and provided further that Administrative Agent will transfer funds as directed by Harbor.

         "HUD" means the U.S. Department of Housing and Urban Development.

         "ICF Agreement" is defined in the definition of Permitted Facilities Agreements.

         "In Default" means a default has occurred under a Residential Mortgage Note or its related Residential Mortgage and has remained in existence for at least thirty (30) days.

         "Interest Period" means the period beginning on the date a Loan at the Eurodollar Rate plus the Applicable Margin is designated to begin and ending on the numerically corresponding day that is one (1), two (2) or three (3) months thereafter as the Obligors may select as provided herein; except (a) if an Interest Period begins on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month, then that Interest Period shall end on the last Business Day of such calendar month; (b) an Interest Period that would otherwise end on a day that is not a Business Day shall end on the next Business Day (or, if such next Business Day is in the next calendar month, on the preceding Business Day), and (c) no Interest Period shall end after the maturity of the applicable Note.

         "Investments" is defined in Section 8.12.

         "Investor Commitment" means a binding commitment from a Qualified Investor in favor of the applicable Obligor to purchase Pledged Mortgages, subject to no condition which cannot be reasonably anticipated to be satisfied before its expiration, and acceptable in form and substance to the Collateral Agent.

         "Jumbo Mortgage Loan" means a Nonconforming Mortgage Loan, the principal balance of which does not exceed Six Hundred Fifty Thousand Dollars ($650,000).

         "Laws" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions or decrees of any Governmental Authority.

         "LIBOR" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Bloomberg (or, if not available, any other nationally recognized trading screen reporting on-line trading in London interbank offered rates) as the London interbank offered rate for deposits in United States dollars (BBA USD LIBOR) in the amount of $1,000,000, on that day for a period of one month. Any rate of interest based on LIBOR shall be (a) computed on the basis of a year of three hundred sixty
(360) days applied for the actual number of days for which the borrowing to which it applies is outstanding and bears interest in accordance with this Agreement at such rate of interest based on LIBOR Rate (i.e., on the 365/360 (366/360 in a leap year) day basis) and (b) adjusted as of the effective date of each change in LIBOR. The Administrative Agent's determination of LIBOR for each day shall be conclusive and binding, absent manifest error. For purposes of this Agreement and all Warehouse Notes and other Loan Documents, LIBOR shall fluctuate upward and downward automatically and concurrently with day-to-day changes in such arithmetic mean, and in the amount of the change.

         "LIBOR Rate Loan" means any Loan bearing interest at the Adjusted LIBOR Rate plus the Applicable Margin.

         "Lien" means any lien, mortgage, deed of trust, deed to secure debt, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature of a mortgage or security agreement and any agreement to give any mortgage or security interest).

         "Loan" means a sum or sums lent to an Obligor by any one or more of the Banks pursuant to this Agreement in accordance with the applicable borrowings procedures set forth in Section 2.14 including readvances of funds previously advanced to or for the Obligors and repaid to the Banks; if permitted.

         "Loan Documents" means (a) this Agreement and (b) any and all promissory notes, mortgages, deeds of trust, deeds to secure debt and other real estate mortgage instruments, security agreements and all other instruments, documents and agreements or other papers

(including the Warehouse Notes, the Guaranty, the Warehouse Pledge Agreement, the Receivables Security Agreement, the Servicing Rights Security Agreement, the Foreclosed Properties Mortgages, if any, and the Stock Pledge Agreements) executed or delivered pursuant to the terms of, to guarantee or secure, or which otherwise relate to, this Agreement, and any and all future amendments, supplements, renewals, extensions, rearrangements or restatements of any of them.

         "Loan Request" means an Obligor Order requesting a Loan, substantially in the form of Exhibit B-1 for Mortgage Warehouse Loans or Wet Warehousing Loans, B-2 for Second-Lien Loans, B-3 for P&I Loans, B-4 for T&I Loans, B-5 for Foreclosure Receivables Loans, B-6 for Foreclosed Properties Loans, B-7 for Mortgage Repurchase Loans, B-8 for Servicing Held for Sale Loans, B-9 for Servicing Sale Receivable Loans, and B-10 for Other Loans.

         "Loan Servicing Agreement" means any contract, agreement or account, whether or not in writing, now existing or hereafter established between either Obligor (or any predecessor in interest) and any Person (including any Governmental Authority) providing for or contemplating such Obligor's (or any predecessor in interest's) collection, disbursement and other servicing or management of any Mortgage Loans or portfolio of Mortgage Loans, irrespective of whether such loan or loans are owned or held by or for the account of a direct investor (or any pledgee of, or trustee or bailee for, any direct investor) or pooled and/or pledged with other loans to directly or indirectly secure, provide a source of funds to pay or otherwise support or back any collateral mortgage obligation or other security (whether certificated or book-entry), and whether or not such security is issued, guaranteed, insured or bonded by GNMA, FNMA, FHLMC, an insurance company, a private issuer or any other investor.

         "Loan Servicing Rights" means and includes all of each Obligor's rights under any of its Loan Servicing Agreements, including the rights to service Serviced Mortgages and to be compensated, directly or indirectly, for doing so.

         "Majority Banks" means, for any day, the holders of Warehouse Notes evidencing sixty-six and two-thirds percent (662/3%) or more of (a) the sum of the aggregate Committed Sums of all Banks for the Warehouse Line if on that day the Banks are committed to lend under this Agreement or (b) the aggregate Loans outstanding under the Warehouse Line if on or before that day the Banks' commitments to lend under this Agreement have expired or been terminated and have not been reinstated.

         "Market Value" at any time shall be determined by the Collateral Agent, in its sole discretion, based upon information then available to the Collateral Agent regarding quotes to dealers for the purchase of mortgage loans similar to the Residential Mortgages that have been delivered to the Collateral Agent pursuant to this Agreement.

         "Master Warehouse Notes" is defined in Section 2.5.

         "Material Adverse Effect" means any material adverse effect on (a) the validity or enforceability of this Agreement, any Note or any of the other Loan Documents, (b) the Guarantor's or either Obligor's ability to continue in business as a going concern, (c) the Guarantor's or either Obligor's operations, Property or financial condition, (d) any material item or part of the Collateral or its value, (e) the priority or perfection of the Collateral Agent's Liens in any material item or part of the Collateral or (f) the Guarantor's or either Obligor's ability to timely repay any of its debt or guaranty obligations to the Banks or timely perform any of its other material obligations under this Agreement or any of the other Loan Documents.

         "Mortgage-Backed Security" means and includes (a) a security issued by FHLMC or (b) a security guaranteed by GNMA or FNMA or (c) a security issued by any other Person acceptable to the Collateral Agent, (1) which is based on and backed by an underlying pool of Residential Mortgage Notes and Residential Mortgages or Qualified Mortgage Loans, as applicable and (2) provides for payment by its issuer to its holder of specified principal installments and a fixed rate of interest on the unpaid balance and for all prepayments to be passed through to the holder, whether issued in certificated or book-entry form.

         "Mortgage Loans" means one-to-four family residential Conventional Mortgage Loans, Nonconforming Mortgage Loans, FHA Loans and VA Loans, or any combination of them.

         "Mortgage Loan Value" means, on any day, for each Residential Mortgage that qualifies as an Eligible Mortgage, is fully covered by Investor Commitments and is pledged by such Obligor to the Collateral Agent so as to give the Collateral Agent a first and prior or perfected security interest therein and in its proceeds the least of (a) ninety-eight percent (98%) of its "Acquisition Cost" which is the amount the Obligor that is pledging it to the Collateral Agent to borrow against it under the Warehouse Line paid for it, i.e., the net amount actually funded against a Residential Mortgage originated by the applicable Obligor or the net purchase price of an Eligible Mortgage purchased by it (prorated according to their original principal amounts for Residential Mortgages in any Pool purchased by it), (b) ninety-eight percent (98%) of its "Allocated Commitment Price", which, is the investor commitment price stated in the Investor Commitment covering that Residential Mortgage (similarly prorated), (c) ninety-eight percent (98%) of Market Value, or (d) one hundred percent (100%) of its "Par Value" which is hereby defined to mean,
(1) in the case of a residential Mortgage Loan refinanced by either Obligor, an amount equal to the unpaid principal balance of the residential Mortgage Loan refinanced or, (2) in the case of a purchased residential Mortgage Loan, its unpaid principal balance on the date first included in Mortgage Loan Value, even though the applicable Obligor funded or paid more than its Par Value for it and even if the Investor Commitment covering it specifies a purchase price for it greater than its Par Value; provided further, that if on any day the aggregate Mortgage Loan Values of all Pledged Mortgages whose Mortgage Notes are dated earlier than one hundred eighty (180) days before the date such Mortgage Notes were first included in Mortgage Loan Value (the "Seasoned Pledged Mortgage") shall exceed an amount equal to five percent (5%) of the aggregate Committed Sums for that same day of all Banks for the Warehouse Line of Residential Mortgages (the "5% Limit"), then the Mortgage Loan Values of all such Seasoned Pledged Mortgages shall be deemed equal to the 5% Limit; and provided further, that each

Residential Mortgage that fails or ceases to qualify as an Eligible Mortgage for any reason shall automatically have a Mortgage Loan Value of zero from and after the date when the first disqualifying event occurs and for so long as it remains disqualified.

         "Mortgage Repurchase Loans" is defined in Section 2.3(e).

         "Mortgage Repurchase Loan Value" means seventy percent (70%) of the lesser of (i) Par Value of the related residential Mortgage Loan or (ii) the value of the subject property as reflected in a brokers price opinion rendered within sixty (60) days of the date of repurchase.

         "Mortgage Repurchase Sublimit" is defined in Section 2.3(e).

         "Mortgage Repurchase Subline" is defined in Section 2.3(e).

         "Mortgages" is defined in Section 2.10.

         "Mortgage Warehouse Loan" means a Loan advanced against Mortgage Loan Value.

         "Net Worth" means the excess of a Person's total assets over that Person's total liabilities as each is determined in accordance with GAAP.

         "New Am Funding Account" means the non-interest bearing demand checking account established by New Am with Administrative Agent to be used for
(i) the initial deposit of proceeds of Loans; and (ii) the funding or purchase of mortgages by New Am; provided that the Funding Account shall be pledged to Administrative Agent for the benefit of Banks and that Obligors shall not be entitled to withdraw funds from the Funding Account and provided further that Administrative Agent will transfer funds as directed by New Am.

         "Nonconforming Mortgage Loan" means a Mortgage Loan which is neither an FHA Loan nor a VA Loan and which (a) complied at origination with all applicable requirements for purchase under the FNMA or FHLMC standard form of conventional mortgage purchase contract and any supplement to it then in effect, except only that the amount of the loan exceeded the maximum loan amount under such requirements or all of another Qualified Investor's requirements for its purchase and (b) currently complies with all applicable requirements for purchase under a valid and binding Investor Commitment covering it.

         "Obligations" means and includes all of the Obligors' present and future debts, obligations and liabilities to the Banks and all renewals and extensions of all or any part of them, arising pursuant to this Agreement or any of the other Loan Documents and all interest accrued on them, regardless of whether such debts, obligations or liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

         "Obligor Order" means an Obligor's written or electronic order (including a telegram, telex, teletype, telecopy or cablegram), signed or presented in the Obligor's name by the

Chairman or any Vice Chairman of its Board of Directors, its President or any Senior Vice President, or by any other Obligor officer who has been designated as authorized to execute Obligor Orders in a writing executed by any of them and delivered to the Administrative Agent and as to whom such designation has not subsequently been revoked by the same means. The Persons authorized to issue Obligor Orders shall be listed in a written schedule furnished by each Obligor to the Administrative Agent, and each Obligor shall update such schedule from time to time so that the current schedule in the Administrative Agent's possession at all time is a correct list of only those Persons currently authorized to issue Obligor Orders. The schedule for the Effective Date and for each day thereafter until the Obligors deliver a revised schedule to the Administrative Agent is Schedule 4 to this Agreement.

         "Order" is defined in Section 9.4.

         "Other Loan Subline" is defined in Section 2.3(h).

         "Other Loan Subline Loan" is defined in Section 2.3(h).

         "Other Loan Value" means for any Eligible Other Loan (i) if the CLTV for such Eligible Other Loan is less than seventy-five percent (75%), seventy percent (70%) of the aggregate unpaid principal balance of such Eligible Other Loan and (ii) if the CLTV of such Eligible Other Loan is greater than seventy-five percent (75%), fifty percent (50%) of the aggregate unpaid principal balance of such Eligible Other Loan.

         "Owned Servicing Rights" means the Obligors' rights under Loan Servicing Agreements where the relevant Obligor is the owner of the Loan Servicing Rights that are the subject matter thereof and not merely a subservicer.

         "P&I Loans" is defined in Section 2.3(d)(1).

         "P&I Sub-subline" is defined in Section 2.3(d)(2).

         "P&I Sublimit" is defined in Section 2.3(d)(2).

         "Par Value" is defined in the definition of "Mortgage Loan Value."

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor to any or all of its functions under ERISA.

         "Permitted Facilities Agreements" means

         Coastal Banc Savings Association                   up to $  42,000,000

         3/96 Senior ICF Credit Agreement                   up to $  15,000,000
         (the "ICF Agreement")

         Servicing Sale Accounts Receivable Line
            of Credit with Matrix Bancorp and its
            Subsidiaries                                    up to $   7,500,000

         Servicing Sale Accounts Receivable Line
            of Credit with Bank United                      up to $   7,500,000

         Non-conforming Warehouse Line of Credit with
            GMAC-RFC under which RFC will act as
            Collateral Custodian (in process)               up to $  50,000,000

         Warehouse Line of Credit with Morgan Stanley under which Bank One will act as Custodian.
            Bank One to be document custodian (in process)  up to $ 200,000,000

         "Person" means and includes (a) any natural person, corporation, limited partnership, general partnership, limited liability partnership or company, joint stock company, joint venture, association, company, trust, estate, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, (b) any Governmental Authority or (c) any other organization or entity whatsoever.

         "Plan" means an employee benefit plan of a type described in Section 3(3) of ERISA in respect of which either Obligor or the Guarantor is an "employer" as defined in Section 3(5) of ERISA.

         "Pledged Mortgages" means, for any day, all of the Obligors' Mortgage Loans pledged to the Collateral Agent and in which the Collateral Agent has a first and prior perfected Lien on that day to secure the Obligations.

         "Pool" is defined in Section 2.2(a).

         "Potential Default" is defined in Section 4.1.

         "Property" means any interest in any kind of tangible or intangible property or asset, whether real, personal or mixed, including the Collateral.

         "Qualified Investment Securities" means: (a) readily marketable securities issued or fully guaranteed by the United States of America with remaining maturities of not more than one (1) year, (b) commercial paper or any other debt instrument rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard and Poor's Ratings Group with remaining maturities of not more than two hundred seventy (270) days; (c) FNMA and FHLMC discount notes with remaining maturities of not more than one (1) year; (d) certificates of deposit fully insured by the FDIC -- or, if not, that are issued by financial institutions acceptable to the Administrative Agent -- with remaining maturities of not more than one (1) year; (e) banker's acceptances with remaining maturities of not more than one (1) year issued by banks whose short-term credit is rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard and Poor's Ratings Group; (f) securities received in settlement of liabilities created in the ordinary course of business and (g) other investment quality securities with remaining maturities of not more than one (1) year and which are specifically approved by the Administrative Agent.

         "Qualified Investor" means GNMA, FNMA, FHLMC, any of the Persons listed on Schedule 1 or any other financially responsible Person which the Obligors have added to a copy of a new Schedule 1 dated (to show it is new) and sent to the Administrative Agent with that Person's name (and any other newly-added Persons' names) highlighted or otherwise marked to clearly indicate the addition(s) and which the Administrative Agent has not disapproved (either on its own initiative or because the Majority Banks have disapproved them) by notice given to the Obligors within thirty (30) days of the Administrative Agent's receipt of such revised Schedule 1; provided that until any such new Qualified Investor has been approved by the Majority Banks, either affirmatively or by their failing to notify the Collateral Agent of their disapproval within thirty (30) days after the Administrative Agent's receipt from the Obligors of the Obligors' addition of such new Qualified Investor to
Schedule 1 (the Administrative Agent shall promptly notify the Banks of the name of each such new Qualified Investor) the Collateral Agent shall not ship Pledged Mortgages having aggregate Mortgage Loan Value of more than Five Million Dollars ($5,000,000) to that Qualified Investor; and provided further that at any time by written notice to the Collateral Agent (stating their reason or reasons) the Majority Banks may disapprove any Qualified Investor because they have determined in their sole discretion and for any reason that they are no longer comfortable with that Person's being a Qualified Investor, whether or not that Person is named as a Qualified Investor in this definition or on Schedule 1 or has previously been approved as a Qualified Investor by the Majority Banks. Upon receipt of such a notice from the Majority Banks, the Collateral Agent shall give written notice to the Obligors of the Majority Banks' disapproval of all Qualified Investors named in the notice, whereupon the Persons named in the Collateral Agent's notice to the Obligors shall no longer be Qualified Investors from and after the time when the Administrative Agent sends that notice to the Obligors.

         "Ratably" means in accordance with the Banks' respective ownership interests in a particular Facility. On any day, the Banks will each own that portion of each Facility, both principal and accrued interest (and will each have an undivided interest in each guaranty of that Facility, all other Collateral for that Facility and all rights to proceeds of all guarantees of and other Collateral for that Facility, equal to that Bank's ownership interest in that Facility), which bears the same ratio to the entire advanced and unpaid principal of that Facility then outstanding as that Bank's Committed Sum for that Facility bears to the aggregate Committed Sums of all Banks for that Facility as provided in this Agreement, subject to this adjustment: if at any time or times, any Bank fails or refuses to fund its Funding Share of any Loan under a Facility when such Bank is obligated to do so, and one or more of the other Banks elect (in the sole discretion of each Bank and for such amount, if any, as each Bank shall itself determine) to fund it, then:

                  (a) the respective ownership interests in that Facility and its Collateral of (1) the Bank which failed or refused to fund its Funding Share and (2) the Bank (or Banks) which funded that Funding Share, shall be proportionately decreased and increased, respectively, to the same extent as if their respective Committed Sums for that Facility were changed in direct proportion to the unreimbursed principal balance of the amount so funded that is thereafter outstanding from time to time;

                  (b) the nonfunding Bank's share of all future distributions of any payments and prepayments on the Note payable to the nonfunding Bank and evidencing the Obligations under that Facility shall be paid to the Bank (or Banks) which funded its Funding Share until such funding or purchasing Bank(s) have been fully repaid the amount so funded by such funding or purchasing Bank(s); and

                  (c) such adjustment shall remain in effect until such time as the Bank (or Banks) which funded the nonfunding or nonpurchasing Bank's Funding Share have been so fully repaid.

         "Rate Designation Date" means the Business Day which is in the case of Loans (a) at the Eurodollar Rate plus the Applicable Margin, 10:00 a.m. on the date two (2) Business Days preceding the first day of any proposed Interest Period and (b) at any other interest rate, on the date of such Loan.

         "Receivables Advances Loans" is defined in Section 2.3(d).

         "Receivables Advances Sublimit" is defined in Section 2.3(d).

         "Receivables Advances Subline" is defined in Section 2.3(d).

         "Receivables Loan Values" means the following percentages of the following categories of Eligible Receivables:

                  (a) ninety-five percent (95%) of the value of the borrowing Obligor's equity in accounts or general intangibles owned by such Obligor under which such Obligor has an enforceable and liquidated claim ("Receivables Claim") against obligors and their accounts, an insurer or another identified Person under any Serviced Mortgage for reimbursement of advances made by such Obligor that qualify for P&I Loans;

                  (b) eighty-five percent (85%) of the value of the borrowing Obligor's Receivables Claim against obligors and their accounts, an insurer or another identified Person under any Serviced Mortgage for reimbursement of advances made by such Obligor that qualify for T&I Loans;

                  (c) ninety percent (90%) of the value of the borrowing Obligor's Receivables Claim against obligors and their accounts, an insurer, a guarantor or another identified

         Person under any Serviced Mortgage for reimbursement of advances made by such Obligor that qualify for Foreclosure Receivables Loans;

                  (d) seventy percent (70%) of the current (as of the time of borrowing) fair value of each unit of Foreclosed Property as set forth on a current appraisal satisfactory to the Collateral Agent;

provided, that each account, general intangible or Foreclosed Properties Mortgage that fails or ceases to qualify as an Eligible Receivable for any reason shall automatically have a Receivables Loan Value of zero from and after the date when the first disqualifying event occurs and for so long as it remains disqualified.

         "Receivables Security Agreement" means the Receivables Security Agreement dated of even date herewith by and among the Obligors and the Collateral Agent, for the benefit of the Banks, covering all of Obligors' rights to reimbursement or compensation for Obligors' advancement on loans which Obligors service, as the same may be amended, supplemented, modified and/or restated from time to time.

         "Regulation Q" means Part 217 of Title 12 of the Code of Federal Regulations, as in effect on December 1, 1996 and as it may be amended or modified from time to time.

         "Released Persons" is defined in Section 9.3.

         "Reportable Event" means a reportable event described in Section 4043 of ERISA or the regulations thereunder for which the 30-day notice is not waived by such regulations, a withdrawal from a Plan described in Section 4063 or 4064 of ERISA or a cessation of operations described in Section 4062(f) of ERISA.

         "Repurchased Defaulted Mortgage" means a defaulted Residential Mortgage repurchased by an Obligor from a Qualified Investor or out of a GNMA, FNMA or FHLMC Pool pursuant to such Obligor's contractual obligation as its servicer to do so.

         "Required Documents" has the meaning given to such term in the Warehouse Pledge Agreement.

         "Residential Mortgage" means a Mortgage Loan secured by a first Lien (or second Lien for up to the Second Lien Sublimit only) Mortgage appropriate to the U. S. jurisdiction where the real estate securing the Mortgage Loan is located, covering real estate improved by one single-, two-, three- or four-family dwelling and the land on which it is located, or a single one family residential condominium unit and its related easements and proportionate interest in common elements.

         "Retiring Bank" means a bank or other lending institution that ceases to be a Bank under this Agreement pursuant to operation of Section 9.25.

         "Second-Lien Loans" is defined in Section 2.3(c).

         "Second-Lien Sublimit" is defined in Section 2.3(c).

         "Second-Lien Subline" is defined in Section 2.3(c).

         "Serviced Mortgages" means Mortgage Loans which either Obligor has the right or obligation to service under any Loan Servicing Agreement.

         "Servicing Held for Sale Loans" is defined in Section 2.3(f).

         "Servicing Held for Sale Loan Value" means seventy percent (70%) of the value of Eligible Servicing Held for Sale, as determined by prices indicated in Approved Servicing Sale Contracts which can be discounted at the reasonable discretion of the Administrative Agent or Majority Banks, but in no event to exceed the appraised value of the Eligible Servicing Held for Sale if an appraisal is available.

         "Servicing Rights" means rights to service and to be compensated for servicing residential Mortgage Loans from time to time and all related accounts, general intangibles, rights, interests and proceeds pursuant to Loan Servicing Agreements.

         "Servicing Rights Security Agreement" means the Servicing Rights Security Agreement dated of even date herewith by and among the Obligors and the Collateral Agent, for the benefit of the Banks, as the same may be amended, supplemented, modified and/or restated from time to time.

         "Servicing Sale Receivable Loans" is defined in Section 2.3(g).

         "Servicing Sale Receivable Loan Value" means seventy-five percent (75%) of Eligible Servicing Sale Receivables; provided that an acknowledgment letter must be received by the Administrative Agent from the Approved Servicing Purchaser thereunder, within five (5) Business Days after first included in Servicing Sale Receivable Loan Value, acknowledging the amount of the receivable, the pledge of the receivable to the Collateral Agent, and agreeing to make payment of such receivable to the Settlement Account.

         "Servicing Sale Receivables Subline" is defined in Section 2.3(g).

         "Settlement Account" means the non-interest bearing demand checking account established by each Obligor with Administrative Agent to be used for
(a) the deposit of proceeds from the sale of Collateral, and (b) the payment of the Obligations; provided that (i) the Settlement Account shall be pledged to Administrative Agent for the benefit of the Banks, and (ii) no Obligor shall be entitled to withdraw funds from the Settlement Account.

         "Standard Financial Statements" means financial statements substantially in the form of the Obligors' December 31, 1998 financial statements reproduced as Schedule 2, including each schedule and all of the detail provided in the Obligors' financial statements previously furnished to the Administrative Agent, including the monthly management reports, with only such changes to format, schedules and presentation as are acceptable to the Administrative Agent or are required by GAAP.

         "Stated Rate" means, for each Loan on any day, either of the following rates, as designated by the borrowing Obligor in the related Loan Request, (a) the Adjusted LIBOR Rate for that day plus the Applicable Margin for that day and for that Loan or (b) the Eurodollar Rate for that day plus the Applicable Margin for that day and for that Loan, each computed in accordance with the provisions of this Agreement; provided, that if on any day any rate so designated for any Loan shall exceed the Ceiling Rate for that day, then the Stated Rate for that Loan shall be fixed at the Ceiling Rate on that day and on each day thereafter until the total amount of interest accrued at the Stated Rate on the unpaid balance of that Loan equals the total amount of interest that would have accrued on it if there were no Ceiling Rate; and provided further, that the Obligors may elect as the Stated Rate to be applied for that day to a designated portion of the then-outstanding Loans owing to GFB which portion is both (1) not past due and (2) less than or equal to the Free Adjusted Balances, a rate per annum equal to the Applicable Margin (only) for that day and for those respective Loans; however, to the extent that the portion so designated exceeds the GFB Balances, the Administrative Agent will pay to the Banks other than GFB, Ratably, interest on such excess at a rate per annum equal to the Applicable Margin plus the Federal Funds Effective Rate although if doing so would violate Regulation Q, on demand made by the Administrative Agent, the Obligors shall gross-up and pay to the Administrative Agent the interest on that designated portion so that the Administrative Agent will have the funds to pay the interest due to the other Banks without violating Regulation Q. In no event will the Administrative Agent ever be obligated to pay any amount that would violate Regulation Q.

         "Stock Pledge Agreements" means (i) the Stock Pledge Agreement dated of even date herewith by and between Guarantor and the Collateral Agent, for the benefit of the Banks, covering all of Guarantor's rights, titles and interests in the stock of the Company, as the same may be amended, supplemented, modified and/or restated from time to time, and (ii) the Stock Pledge Agreement dated of even date herewith by and between the Company and the Collateral Agent, for the benefit of the Banks, covering all of the Company's rights, titles and interests in the stock of the New Am, Inc., as the same may be amended, supplemented, modified and/or restated from time to time.

         "Sub-sublines" is defined in Section 2.1.

         "Sublines" is defined in Section 2.1.

         "Subordinated Debt" means Debt that is (a) is owed to Persons other than one or more of the Banks, (b) is fully subordinated to all present and future Obligations owing to the Banks by written subordination provisions that are in form and substance approved by the Agent and (c) has been consented to in a writing signed by the Agent.

         "Subsidiary" means any Person (other than a natural person) in which any other Person (directly or through one or more other Subsidiaries or other types of intermediaries), owns or controls:

                  (a) more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of its directors, managers or trustees; or

                  (b) more than fifty percent (50%) of the total assets and more than fifty percent (50%) of the total equity through the ownership of capital stock (which may be nonvoting) or a similar device or indicia of equity ownership.

         "Super Jumbo Mortgage Loan" means a Nonconforming Mortgage Loan, the principal balance of which exceeds Six Hundred Fifty Thousand Dollars ($650,000) but is no greater than One Million Dollars ($1,000,000).

         "Swing Loans" is defined in Section 2.3(a)(1).

         "Swing Sublimit" is defined in Section 2.3(a).

         "Swing Subline" is defined in Section 2.3(a).

         "T&I Loans" is defined in Section 2.3(d)(1).

         "T&I Sub-subline" is defined in Section 2.3(d)(3).

         "T&I Sublimit" is defined in Section 2.3(d)(3).

         "Tangible Net Worth" means with respect to any Person on any day:

                  (a)      that Person's Net Worth on that day;

less              (b)      the sum of (1) aggregate advances to shareholders,
         officers or Affiliates in excess of Five Hundred Thousand Dollars ($500,000), (2) investments in Subsidiaries (provided that the portion of such investment reasonably allocable to tangible assets of Subsidiaries, as determined in accordance with GAAP, to the extent acceptable to HUD for the purpose of calculating adjusted net worth in accordance with its requirement in effect as of such day and as detailed in a note to such Obligor's financial statements forwarded to the Administrative Agent, shall not be required to be deducted from Net Worth) and other Affiliates, (3) Loan Servicing Rights, (4) intangibles and (5) capitalized excess service fees, goodwill and all other assets that would be deemed by HUD to be unacceptable for the purpose of calculating adjusted net worth in accordance with its requirements in effect as of such day.

         "Texas Finance Code" is defined in the definition of "Ceiling Rate".

         "Total Debt" means the Obligors' aggregate Debt, calculated on a consolidated basis in accordance with GAAP.

         "Transaction Claim" is defined in Section 10.14.

         "UCC" means the Uniform Commercial Code of any relevant jurisdiction.

         "VA Loans" means Mortgage Loans evidenced by a Residential Mortgage Note, payment of which is either partially or completely guaranteed by the VA or which is covered by a current, binding and enforceable commitment for a guaranty issued by the VA.

         "Warehouse Collateral" is defined in Section 2.10.

         "Warehouse Facility Fee" is defined in Section 2.11.

         "Warehouse Facility Fee Rate" means:

                    Commitment                                          Facility Fee
                      Amount                                            Percentage
                    ----------                                          ----------
                  $ 60,000,000 or greater                                  .37%

                  equal to or greater than $40,000,000
                      but less than $60,000,000                            .30%

                  equal to or greater than $25,000,00
                      but less than $40,000,000                            .25%

                  less than $25,000,000                                    .20%.

         "Warehouse Final Termination Date" is defined in Section 2.11.

         "Warehouse Line" is defined in Section 2.1.

         "Warehouse Line Commitments" is defined in Section 2.11.

         "Warehouse Loan Value" is defined in Section 2.13.

         "Warehouse Note" is defined in Section 2.5.

         "Warehouse Notes" means and includes each and all of the Obligors' promissory notes (including the Master Warehouse Notes) made payable to the order of a Bank pursuant to this Agreement and also includes all renewals, extensions, rearrangements, modifications, increases and replacements of such promissory notes made from time to time with the consent and approval of the respective holders of such Warehouse Notes.

         "Warehouse Pledge Agreement" means the Security and Collateral Agency Agreement dated of even date herewith by and among the Obligors and the Collateral Agent, for the benefit of the Banks, covering all of Obligors' rights, titles and interest in and to all promissory notes and all documents and instruments securing, guaranteeing or otherwise relating to such promissory notes, as the same may be amended, supplemented, modified and/or restated from time to time.

         "Warehouse Termination Date" is defined in Section 2.2(a).

         "Wet Mortgage Loan" means a Mortgage Loan newly originated or purchased by the Obligors:

                  (a) which would qualify as an Eligible Mortgage (including having been funded) except that some or all of the papers evidencing, securing or otherwise relating to it have not been delivered to the Collateral Agent so as to satisfy all requirements to permit the applicable Obligor to borrow against such Mortgage Loan under the Warehouse Line without restriction;

                  (b) which the applicable Obligor actually and reasonably expects to fully qualify as an Eligible Mortgage when the original Residential Mortgage Note, Residential Mortgage and all other documents in the Residential Mortgage File have been executed and delivered; and

                  (c) as to which the applicable Obligor actually and reasonably expects that such full qualification can and will be achieved on or before seven (7) Business Days after the day when a Loan against such Wet Mortgage Loan is requested and made under this Agreement, excluding, however, the day on which such Wet Mortgage Loan is so requested or made; provided that up to the aggregate amount of $10,000,000 of Wet Mortgage Loans may be delivered on or before ten
         (10) Business Days after the day when a Loan against such Wet Mortgage Loan is requested and made under this Agreement.

         "Wet Warehousing Loans" is defined in Section 2.3(b).

         "Wet Warehousing Sublimit" is defined in Section 2.3(b).

         "Wet Warehousing Subline" is defined in Section 2.3(b).

         Except where specifically otherwise provided:

                  (a) Wherever the term "including" or any of its correlatives appears in this Agreement or any other Loan Documents, it shall be read as if it were written, "including (by way of example and without limiting the generality of the subject or concept referred to)", unless it is already followed by words to that effect.

                  (b) Except where otherwise specified, all times of day used in the Loan Documents mean local time in Dallas, Texas.

                  (c) References in any of the Loan Documents to any property's being pledged to the Collateral Agent or any Lien's or security interest's being granted to or held by the Collateral Agent (or required so to be) shall mean, respectively, pledged to, granted to or held by the Collateral Agent, for itself as a Bank and as agent for and on behalf of the other Banks.

                  (d) References in any of the Loan Documents to Article or Section numbers are references to the Articles and Sections of that Loan Document.

                  (e) References in any of the Loan Documents to Exhibits, Schedules, Annexes and Appendices are references to the Exhibits, Schedules, Annexes and Appendices to that Loan Document and they shall be deemed incorporated into that Loan Document as if set forth verbatim at each such reference.

                  (f) Wherever the word "herein" of "hereof" is used in any of the Loan Documents, it is a reference to that entire Loan Document and not just to the Section, clause or subdivision of it in which the word is used.

                  (g) Words and phrases used or defined in the UCC in force in the State of Texas on the effective date of this Agreement that are not redefined in this Agreement have the same meanings here as there.

                  (h) Accounting terms not otherwise defined shall have the meanings given them under GAAP.

                  (i) Defined terms may be used in the singular or the plural, as the context requires.

                         ARTICLE 2. THE WAREHOUSE LINE

         Section 2.1 General Terms for the Warehouse Line and its Sublines and Sub-sublines. This Article sets forth terms and conditions governing the Obligors' mortgage warehousing revolving credit facility (the "Warehouse Line"), its Swing Subline, its Wet Warehousing Subline, its Second-Lien Subline, its Receivables Advances Subline (and its four Sub-sublines: (a) the P&I Sub-subline; (b) the T&I Sub-subline; (c) the Foreclosure Receivables Sub-subline,

(d) the Foreclosed Properties Sub-subline), (e) its Mortgage Repurchase Subline, (f) its Servicing Held for Sale Subline, (g) its Servicing Sale Receivable Subline and (h) its Other Loan Subline (the Swing Subline, the Wet Warehousing Subline, the Second-Lien Subline, the Receivables Advances Subline, the Mortgage Repurchase Subline, the Servicing Held for Sale Subline, the Servicing Sale Receivable Subline and the Other Loan Subline being the "Sublines") and the P&I Sub-subline, the T&I Sub-subline, the Foreclosure Receivables Sub-subline and the Foreclosed Properties Sub-subline of the Receivables Advances Subline being the "Sub-sublines") requested by the Obligors and approved by the Banks. Its provisions are subject to the other terms and conditions of this Agreement.

         Section 2.2  The Warehouse Line.

                  (a) Subject to the provisions of Section 2.13 and the other terms and conditions of this Agreement, the Banks agree to make and continue loans to the Obligors under the Warehouse Line in aggregate principal amounts outstanding on any day of up to Five Hundred Million Dollars ($500,000,000) (the "Facility Limit") for each day until May 27, 2000 (the "Warehouse Termination Date") solely (1) to finance each Obligor's funding of such Obligor's own Residential Mortgages that are Eligible Mortgages originated by such Obligor to (or for the account of) the obligor(s) on such Eligible Mortgages, (2) to finance such Obligor's own purchase of Eligible Mortgages that were not originated by such Obligor, and (3) for the other purposes set forth in Section 2.3 and for no other applications or purposes.

                  (b) Each Obligor agrees to use the credit extended to it as a Mortgage Warehouse Loan to carry each Residential Mortgage only for so long as
(x) it continues to satisfy all of the requirements to be an Eligible Mortgage and (y) the borrowing Obligor is diligently taking all steps necessary to complete either (i) the sale of that Residential Mortgage (if the Investor Commitment covering it contemplates its purchase as a whole loan), or (ii) its securitization as part of a pool of Residential Mortgages (a "Pool") and the sale of the resulting Mortgage-Backed Securities (if the Investor Commitment covering it contemplates securitization of a Pool that includes such Eligible Mortgage and the Qualified Investors purchase of the resulting Mortgaged-Backed Securities).

                  (c) The Banks' commitments are several and not joint, no Bank has any obligation under this Agreement to fund any part of any other Bank's commitment for the Warehouse Line or otherwise, and the respective commitments of the Banks and the sublimits applicable to those commitments are set forth on the Commitments Schedule.

                  (d) The failure of any Bank to fund any part of its commitment for the Warehouse Line shall not in itself relieve any other Bank of its obligation to fund its commitment for the Warehouse Line; provided, that no Bank shall be responsible or incur any liability whatsoever for the failure of any other Bank to fund any of its Funding Shares or make any Loan that such other Bank is obligated to fund or make.

                  (e) The maximum credit henceforth available on any day under the Warehouse Line (including credit under the Sublines and Sub-sublines) is and shall be:

                      (1) the Facility Limit for that day;

minus                 (2) the aggregate principal amount of Loans outstanding.

         Section 2.3  Sublines and Sub-subline defined.

                  (a) The "Swing Subline" is a sublimit under the Warehouse Line under which Subline the Obligors may borrow, repay and reborrow from GFB only up to an aggregate amount equal to $45,000,000 (the "Swing Sublimit"), against Eligible Mortgages and/or Wet Mortgage Loans and in conformity with all other applicable limits or sublimits:

                      (1) for the purpose of promptly funding Loans under the Warehouse Line or its Wet Warehousing Subline which either are requested by the Obligors after the deadline for submitting Loan Requests specified in Section
2.14 or for which the Banks other than GFB do not receive notice of the Loan Request by the deadline specified in Section 2.14 ("Swing Loans");

                      (2) so long as the Swing Sublimit is never exceeded;

                      (3) provided that the Loan Request deemed to be a request for the Swing Loan is received by each Agent by no later than 1:15 p.m. on the Business Day the Swing Loan is to be made and the Administrative Agent has received a collateral added report in form agreed upon by Agents from the Collateral Agent no later than 2:30 p.m.; and

                      (4) provided that neither the requesting Obligor nor GFB is aware of any reason why the Swing Loan requested by the Loan Request cannot or will not be fully funded by the Banks within five (5) or fewer Business Days following the Business Day on which such Loan Request is received by GFB.

                  (b) The "Wet Warehousing Subline" is a sublimit under the Warehouse Line under which Subline the Obligors may borrow, repay and reborrow up to an amount equal to, at any one time outstanding, (i) forty percent (40%) of the aggregate Committed Sums of all Banks for the Warehouse Line during the first five (5) Business Days and last five (5) Business Days of any calendar month or (ii) twenty-five percent (25%) of the aggregate Committed Sums of all Banks for the Warehouse Line during the remainder of each calendar month (the "Wet Warehousing Sublimit", which term shall refer to the dollar limit for the applicable period of each calendar month) against Wet Mortgage Loans ("Wet Warehousing Loans") each of which:

                      (1) is originated by the borrowing Obligor, or is purchased by the borrowing Obligor substantially concurrently with its origination by another Person;

                      (2) is funded by the borrowing Obligor substantially concurrently with the borrowing Obligor's borrowing against it under the Wet Warehousing Subline; and

                      (3) is set out on the list of Wet Warehousing Loans more fully described in Section 2.14(b).

         When the Residential Mortgage File, including the original Residential Mortgage Note for such a Pledged Mortgage duly endorsed (as required by clause (a) in the definition of "Eligible Mortgage") has been actually received and certified by the Collateral Agent in accordance with the Warehouse Pledge Agreement (provided, of course, that it qualifies under all other requirements of this Agreement to constitute an Eligible Mortgage) it will no longer be considered as being borrowed against under the Wet Warehousing Subline, but will instead thenceforth be treated as being borrowed against under the Warehouse Line itself.

                  (c) The "Second-Lien Subline" is a sublimit under the Warehouse Line under which Subline the Obligors may borrow, repay and reborrow up to an aggregate amount equal to ten percent (10%) of the aggregate Committed Sums of all Banks for the Warehouse Line (the "Second-Lien Sublimit") from time to time solely for the acquisition or funding of such Obligor's own second-lien Residential Mortgages that satisfy every requirement of GNMA, FNMA or FHLMC or another Investor acceptable to the Collateral Agent under its Investor Commitment covering such second-lien Residential Mortgages ("Second-Lien Loans").

                  (d) The "Receivables Advances Subline" is a sublimit under the Warehouse Line under which Subline the Obligors may borrow, repay and reborrow up to an aggregate principal amount equal to seven and one-half percent (7.5%) of the aggregate Committed Sums of all Banks for the Warehouse Line (the "Receivables Advances Sublimit") from time to time solely to finance the applicable Obligor's fundings of any of the following ("Receivables Advances Loans"):

                      (1) The applicable Obligor's advances required pursuant to the applicable Obligor's obligations as servicer under the relevant guide (or its equivalent where such Obligor is servicer for another Qualified Investor) to cover (A) shortfalls between (i) principal and interest installments collected from the obligors on serviced Residential Mortgages and
(ii) the scheduled principal and interest payments due to the owners of such Residential Mortgages or the holders of the Mortgage-Backed Securities based on and backed by such serviced Pool ("P&I Loans"), (B) shortfalls between (i) property tax and property insurance escrow payments collected from the obligors on serviced Residential Mortgages and (ii) the property tax and property insurance premiums actually due for the real estate described in such Residential Mortgages ("T&I Loans"); (C) (i) foreclosure expenses for defaulted Residential Mortgages serviced by the Obligors where the Obligors are obligated by their Loan Servicing Agreements to advance such foreclosure expenses; or
(ii) purchases out of such serviced Pools of Repurchased Defaulted Mortgages that are either guaranteed or insured by VA, FHA or PMI companies as may be approved by the Administrative Agent pending payment of the guaranty or insurance claims under their VA mortgage guaranties or their FHA or PMI insurance, or payment of the guaranty claims by FNMA or FHLMC as to mortgages repurchased out of FNMA or FHLMC mortgage pools for which FNMA or FHLMC accepted the default and foreclosure risk ("Foreclosure Receivables Loans"), or
(D) purchase of land improved by one single-, two-, three- or four-family dwelling, or a single one-family residential condominium unit and its related easements and proportionate interests in common elements acquired by the applicable Obligor through successfully bidding for it at a proper and lawful foreclosure of the first Lien Mortgage on that Property owned and held by the applicable Obligor in its own investment portfolio ("Foreclosed Property") with the concurrent and continuing intent of such Obligor to dispose of such Foreclosed Property as promptly as is reasonable and prudent (the "Foreclosed Properties Loans").

                      (2) The "P&I Sub-subline" is a Sub-subline of the Receivables Advances Subline under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to two and one-half percent (2-1/2%) of the aggregate Committed Sums of all Banks for the Warehouse Line (the "P&I Sublimit") from time to time for P&I Loans.

                      (3) The "T&I Sub-subline" is a Sub-subline of the Receivables Advances Subline under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to two and one-half percent (2-1/2%) of the aggregate Committed Sums of all Banks for the Warehouse Line (the "T&I Sublimit") from time to time for T&I Loans.

                      (4) The "Foreclosure Receivables Sub-subline" is a Sub-subline of the Receivables Advances Subline under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to three percent (3%) of the aggregate Committed Sums of all Banks for the Warehouse Line (the "Foreclosure Receivables Sublimit") from time to time for Foreclosure Receivables Loans.

                      (5) The "Foreclosed Properties Sub-subline" is a Sub-subline of the Receivables Advances Subline under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to one percent (1%) of the aggregate Committed Sums of all Banks for the Warehouse Line (the "Foreclosed Properties Sublimit") from time to time for Foreclosed Properties Loans.

         Neither Obligor shall be entitled to receive any Loan under a Sub-subline of the Receivables Advances Subline even if all other requirements and conditions for such Loan have been satisfied if after giving effect to such Loan, the total of all Loans outstanding under the Sub-sublines would exceed the Receivables Advances Sublimit.

                  (e) the "Mortgage Repurchase Subline" is a subline under the Warehouse Line under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to one percent (1%) of the aggregate Committed Sums of all Banks for the Warehouse Line (the "Mortgage Repurchase Sublimit") from time to time solely for the repurchase of Defective Mortgages ("Mortgage Repurchase Loans").

                  (f) the "Servicing Held for Sale Subline" is a subline under the Warehouse Line under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to $10,000,000 (the "Servicing Held for Sale Sublimit") from time to time solely to finance newly originated GNMA, FNMA and FHLMC Servicing Rights until sold on a monthly, bi-monthly or quarterly basis, and for which a purchase agreement is in place pursuant to which such servicing is to be sold ("Servicing Held for Sale Loans"). Upon the sale of any Eligible Servicing Held for Sale to an Approved Servicing Purchaser, the Administrative Agent shall, within three (3) Business Days after receiving a written request of Obligors (and at Obligors' expense) notify the Collateral Agent of such sale describing in such notice the servicing rights so sold and, upon receiving such notice, the Collateral Agent shall release (at Obligors' expense) its security interest in such servicing rights without consent by any Bank. Such servicing rights shall no longer be included in Servicing Held for Sale Loan Value.

                  (g) the "Servicing Sale Receivable Subline" is a subline under the Warehouse Line under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to seven and one-half percent (7.5%) of the aggregate Committed Sums of all Banks for the Warehouse Line (the "Servicing Sale Receivable Sublimit") from time to time for general corporate purposes ("Servicing Sale Receivable Loans").

                  (h) the "Other Loan Subline" is a subline under the Warehouse Line under which the Obligors may borrow, repay and reborrow up to an aggregate amount equal to one percent (1%) of the aggregate Committed Sums of all Banks for the Warehouse Line (the "Other Loan Sublimit") from time to time solely to finance or refinance the origination or acquisition of Eligible Other Loans ("Other Loan Subline Loan").

                  (i) Notwithstanding any other provision of this Agreement to the contrary, for each day when, for any reason:

                      (1) the sum of the Banks' commitments is less than the amount of the Facility Limit stated in Section 2.2(a), the Facility Limit shall be that lesser amount; and

                      (2) the sum of the Banks' Sublimit or Sub-sublimit for any Facility, as shown on the most recent signature pages to the Commitment Schedule (or any supplement, amendment or restatement of it), is less than the amount of the Sublimit for the relevant Subline or Sub-subline stated in
Section 2.3, such Sublimit or Sub-sublimit shall be that lesser amount.

         Section 2.4 Warehouse Line Term. Subject to the Commitments Lapse Provisions, credit under the Warehouse Line (including its Sublines and Sub-sublines) shall be available to the Obligors until the Warehouse Termination Date. Upon expiration or any earlier termination of the Warehouse Line (including its Sublines and Subsublines), the Warehouse Notes shall automatically be and become due and payable on demand, the Warehouse Facility Fee shall automatically cease to accrue and any accrued but unpaid portion of it shall be immediately due and payable to the Administrative Agent (for the accounts of the Banks) without notice or demand.

         Section 2.5 Master Warehouse Notes. The Obligors' borrowings under the Warehouse Line (including in each instance its Sublines and Sub-sublines) shall be evidenced by promissory notes (the "Master Warehouse Notes") dated as of the Effective Date (or by the promissory notes, if any, from time to time in the future issued by the Obligors to renew, extend, rearrange, increase or replace the Master Warehouse Notes, each of which, as well as each such future note, being called a "Warehouse Note") substantially in the form of Exhibit A, executed by the Obligors, one payable to the order of each respective Bank in the face principal amount of such Bank's Committed Sum of the Warehouse Line. All borrowings under the Sublines and Sub- sublines pursuant to this Agreement are and shall be evidenced by the Warehouse Notes.

         Section 2.6 Warehouse Notes Interest Accrual and Payment. Each Warehouse Note shall bear interest on its advanced and unpaid principal balance outstanding on each day at the applicable Stated Rate for the types of Loans outstanding under the Warehouse Notes; provided that all past due amounts, both principal and accrued interest, shall be due and payable upon demand. Unpaid interest accrued on each Warehouse Note to the end of each calendar month, as well as all unpaid interest on past due amounts for which no demand has been sooner made, will be automatically due and payable without demand on the fifteenth (15th) day of the next succeeding calendar month commencing with July 15, 1999; provided that all interests accruing in May 1999 shall be due and payable on July 15 and provided further that all unpaid principal and accrued interest on each Warehouse Note shall be finally due and payable in full at the maturity of such Warehouse Note, however such maturity may occur or be brought about. All interest calculations under the Warehouse Notes shall be computed on the basis of the actual number of days elapsed over a year of 360 days unless that would produce a usurious interest rate under applicable Law, in which event such rate shall be computed on the basis of the actual number of days elapsed over a year of 365 days, or 366 days in a leap year, to the extent required to prevent or minimize usury.

         Section 2.7 Warehouse Notes' Due Date. All principal and accrued interest on the Warehouse Notes will be due and payable on the earlier of the Warehouse Termination Date or the final maturity of any of the Warehouse Notes, however such maturity may occur or be brought about.

         Section 2.8 Warehouse Notes Voluntary Prepayments. The Obligors may elect to prepay the Warehouse Notes in whole or in part at any time without notice, penalty or fee other than the payment of any breakage costs described in the Warehouse Notes with respect to Loans thereunder bearing interest at the Eurodollar Rate plus the Applicable Margin, and all such prepayments shall be applied Ratably to the Warehouse Notes; provided that each such prepayment must be in the amount of $5,000,000 or any higher integral multiple of $1,000,000.

         Section 2.9 Warehouse Notes Mandatory Payments.

                 (a) The principal amount of each Swing Loan shall be due and payable without grace, notice or demand on or before the fifth (5th) Business Day next following the Business Day on which it is funded by GFB unless already repaid with proceeds of an advance made by the Banks. The principal amount of each Wet Warehousing Loan shall be due and payable without grace, notice or demand on or before the seventh (7th), or with respect to up to $10,000,000 of Wet Warehousing Loans, the tenth
(10th), Business Day following the Business Day on which it is funded, or at such earlier date as is required to prevent the balance of outstanding Wet Warehousing Loans from at any time exceeding the Wet Warehousing Sublimit.

                  (b) The principal amount of each P&I Loan shall be due and payable without grace, notice or demand on the first (1st) Business Day of the calendar month succeeding the calendar month in which it is made.

                  (c) As and when the Obligors receive recoveries or reimbursements of any Eligible Receivables under any guides, insurance, guaranties or contract, or recoveries, reimbursements or compensation from any source whatsoever for advances made by the Obligors for any such Residential Mortgages or Pools serviced by the Obligors, the Obligors will promptly prepay to the Administrative Agent, for application Ratably on the Warehouse Notes, the amount so recovered, collected or received, as a mandatory prepayment of principal on the Warehouse Notes.

                  (d) The borrowing Obligor agrees to pay a mandatory payment of principal against the Warehouse Notes promptly after:

                      (1) collecting on any guaranty, insurance or deficiency claim in respect of the Foreclosed Property or the Mortgage Loan which it secured or collecting any rentals, other income or any sale, condemnation or other disposition proceeds from or in respect of such Foreclosed Property or any casualty, claim, tax rebate or refund of any other source of funds relative to such Foreclosed Property, in an amount equal to one hundred percent (100%) of the amount so collected, but not less than the principal amount which the borrowing Obligor received under the Foreclosed Properties Sub-subline against such Foreclosed Property;

                      (2) receiving any current appraisal of any Foreclosed Property borrowed against under the Foreclosed Properties Sub-subline which indicates that the principal amount which the borrowing Obligor received under the Foreclosed Properties Sub-subline against that Foreclosed Property is greater than seventy percent (70%) of the value indicated by such appraisal, in an amount sufficient to reduce the principal amount of such Foreclosed Properties Loan to seventy percent (70%) of such appraised value; or

                      (3) any Foreclosed Property borrowed against under the Foreclosed Properties Sub-subline ceases for any reason to be an Eligible Receivable, in an amount equal to the principal amount which the borrowing Obligor received against such Foreclosed Property under the Foreclosed Properties Sub-subline.

                  (e) If on any day, a Loan proposed to be made under the Warehouse Line (including its Sublines and Sub-sublines) would cause all outstanding Loans of that type (including the requested Loan) to exceed the applicable limit(s) or sublimit(s) on such type of

Loans as described in the applicable Loan Request, then the Obligors shall immediately repay the Warehouse Notes as necessary to eliminate such excess.

                  (f) In addition, the Obligors shall make all mandatory prepayments required by Sections 2.16, 2.17, 2.18, 2.19, 2.21 and 2.22.

         Section 2.10 Warehouse Line Security. The Collateral Agent holds and shall hold the pledgee's interest and the security interests granted by the Obligors to the Collateral Agent for the benefit of the Banks in all of the Obligors' Mortgage Loans, now or hereafter pledged to the Collateral Agent for the benefit of the Banks, pursuant to this Agreement including all of the Collateral covered by (1) the Warehouse Pledge Agreement, (2) the Servicing Rights Security Agreement, (3) the Receivables Security Agreement, (4) all mortgages, deeds of trust, deeds to secure debt or other forms of mortgage instruments that are intended to grant a Lien against real property ("Mortgages") now or hereafter held by the Collateral Agent for the benefit of the Banks, as mortgagee (as they may have been or may be supplemented, amended or restated from time to time, the "Foreclosed Properties Mortgages") and (4) all other pledge agreements and security agreements executed by either Obligor to secure the Obligations except for (5) the Pledge Agreement (Deposit Account) covering the Settlement Accounts and the Funding Accounts which shall be held by Administrative Agent (all of the foregoing collectively, the "Warehouse Collateral"), to Ratably secure all of the Obligors' present and future Obligations to the Banks under this Agreement.

         Section 2.11 Warehouse Facility Fee. While the Obligors have no obligation to borrow or to maintain any minimum balance of borrowed funds outstanding under the Warehouse Line at any time. as compensation to the Banks for their agreements (the "Warehouse Line Commitments") to make the Warehouse Line's credit available to the Obligors between the Effective Date and the Warehouse Termination Date or the effective date of any earlier termination of the Warehouse Line (the "Warehouse Final Termination Date") and not as compensation for the use, forbearance or detention of money the Obligors, jointly and severally, hereby agree to pay to the order of the Administrative Agent for the account of the Banks a facility fee (the "Warehouse Facility Fee") for each day between the Effective Date and the Warehouse Final Termination Date equal to the Warehouse Facility Fee Rate of the amount of all Warehouse Line Commitments on each such day. The Warehouse Facility Fee shall be due and payable quarterly in advance on the Effective Date (prorated through the end of the calendar quarter) and on the first day of each succeeding April, July, October and January thereafter until the Warehouse Facility Fee has been fully paid and satisfied, provided that on the Warehouse Final Termination Date, the entire balance of the Warehouse Facility Fee then unpaid shall be finally due and payable without notice or demand. Provided further, that the amount of the Warehouse Facility Fee (although not itself interest) shall be absolutely limited to that amount which, when added to all interest contracted for, charged, reserved or received on the Warehouse Line, will not exceed an amount equal to the maximum amount of nonusurious interest on the advanced and unpaid balance of the Warehouse Line over its entire actual term allowed by whichever of applicable Texas or federal Law permits the higher nonusurious interest rate. If the amount of the Warehouse Facility Fee payable on any day calculated in accordance with the immediately preceding sentence would exceed that limit, then the Warehouse Facility Fee due on that day shall automatically be reduced to the amount that will meet, but not exceed, that limit, and if on any day the Obligors have already paid any such excess, then the excess will be refunded to the Obligors or appropriately credited against the Obligors' then-outstanding, Warehouse Notes, whichever the Banks elect.

         Section 2.12 Agency and Syndication Fees. The Obligors, jointly and severally, also promise to pay to the agency and syndication fees described in
(i) a fee letter among the Obligors, the Agents and Banc One Capital Markets, Inc., as Syndication Agent, dated May 14, 1999, (ii) a fee letter among the Obligors and the Collateral Agent dated May 14, 1999, and (iii) a fee letter among the Obligors and the Administrative Agent dated May 28, 1999.

         Section 2.13 Amount the Obligors May Borrow Against Each Eligible Mortgage; Investor Commitment Coverage and Weekly Reports of Coverages Required; Mortgage Loan Value. Each of the Obligors may obtain Loans of up to the sum (the "Warehouse Loan Value") of (i) the Mortgage Loan Value of Eligible Mortgages, (ii) the Receivables Loan Value of the Receivables, (iii) the Mortgage Repurchase Loan Value of the Defective Mortgages, (iv) the Servicing Held for Sale Loan Value of Eligible Servicing Held for Sale, (v) the Servicing Sale Receivable Loan Value of Eligible Servicing Sale Receivables, and (vi) the Other Loan Subline Loan Value of Eligible Other Loans (the sum of the foregoing being the "Warehouse Loan Value"). Each of the Obligors agree to provide each Agent a weekly report of all Investor Commitments held by such Obligor in a form agreed to by it and the Agents demonstrating that all warehoused Mortgage Loans (whether warehoused with the Collateral Agent as security for the Loans or elsewhere as security for other obligations) of such Obligor are fully covered and hedged by valid and enforceable Investor Commitments that either match such Obligor's warehoused Mortgage Loan portfolio or can be readily adjusted to match it under market and interest rate conditions then prevailing.

         Section 2.14 Borrowing Procedures. The borrowing Obligor agrees to notify each Agent of the amount and date of each proposed Loan, and the designated Stated Rate to apply thereto, under the Warehouse Line (including its Sublines and Sub-sublines other than the Swing Subline), either by electronic transmission or facsimile or other writing by no later than 11:30 a.m., Dallas time, on the date (which must also be a Business Day) of the desired funding (or such earlier Rate Designation Date, if required). The initial request, whether by electronic transmission or facsimile or other writing, shall identify the Obligor for which the Loan is being requested, and a separate request shall be made for each Loan to each Obligor. Neither Obligor may request funding of a P&I Loan to occur earlier than the day upon which such Obligor is obligated to make the advance for which it is borrowing such P&I Loan to the holders of the applicable Mortgage-Backed Securities. The borrowing Obligor will confirm or make the request for a Loan in writing by delivering to each Agent a Loan Request, with all blanks appropriately completed, including the designation of the Stated Rate on or before the applicable Rate Designation Date, signed by the borrowing Obligor, and accompanied by:

                  (a) with respect to Mortgage Warehouse Loans (other than Wet Warehouse Loans),

                      (1) a list of Eligible Mortgages having aggregate current Mortgage Loan Values at least equal to the amount of the requested Mortgage Warehouse Loan and against which no other Mortgage Warehouse Loan is then pending or outstanding, and listing the borrowing Obligor's loan numbers or Pool numbers, the names of the obligors, Property address, the dates, face amounts, Acquisition Cost, Allocated Commitment Price and Par Value of the Residential Mortgages and Residential Mortgage Notes, the interest rate on the Residential Mortgage Note and the Mortgage Loan Value for each Eligible Mortgage listed; and

                      (2) the Required Documents (as defined in the Warehouse Pledge Agreement) for each of the Eligible Mortgages listed.

                  (b) with respect to Wet Warehousing Loans, a list of Wet Mortgage Loans having aggregate current Mortgage Loan Values at least equal to the amount of the requested Wet Warehousing Loan and against which no other Wet Warehousing Loan is then pending or outstanding. and listing the borrowing Obligor's loan numbers, Pool numbers (if applicable), the names of the obligors, Property address, the dates, face amounts, Acquisition Cost, Allocated Commitment Price and Par Value of the Residential Mortgages and Residential Mortgage Notes. the interest rate on the Residential Mortgage Note, the loan term and type and the Mortgage Loan Value for each Wet Mortgage Loan listed.

                  (c) with respect to Second-Lien Loans, the documentation required by Section 2.14(a).

                  (d) with respect to Receivables Advances Loans,

                      (1) made under any Sub-subline, a list of the serviced Residential Mortgage(s) or Pool(s) for which the borrowing Obligor is obligated to make advances that qualify for Receivables Advances Loans as to which Receivables Claims no condition exists which the borrowing Obligor cannot satisfy timely so as not to impair or delay collection of such Receivables Claims and in which Receivables Claims the borrowing Obligor grants or has granted the Collateral Agent a first, prior, perfected and currently enforceable Lien having aggregate Receivables Loan Values at least equal to the amount of the requested Receivables Advances Loan and against which no other Receivable Advances Loan is then pending or outstanding (the "Eligible Receivables"), as described on the schedule of funding to be financed with the requested Receivables Advances Loan that is attached to the applicable Loan Request.

                      (2) if applicable:

                          (A) made under the Foreclosure Receivables
Sub-subline only, in respect of Repurchased Defaulted Mortgages for which the borrowing Obligor has a valid and enforceable claim against VA on a VA mortgage guaranty or against FHA under an FHA mortgage insurance policy, a true and correct copy of the appropriate fully completed VA form 26-1874, "Claim Under Loan Guaranty", VA form 26-8903, "Notice for Election to Convey and/or Invoice for Transfer of Property" or HUD form HUD-2701 1, "Single Family Application for Insurance Benefits", showing on such appropriate form the Agent as (i) the "Claimant" in Box 1 of each such VA form 26-18741, (ii) the "holder (or payee)" who the form is "from" on the top right box of each such VA form 26 8903 or (iii) the "holding mortgagee" (by the Collateral Agent's number in Block 12 of each such form HUD-27011, with each such form signed by such authorized officer(s) of the borrowing Obligor and the servicer of such Repurchased Defaulted Mortgage as such form requires (for each form that is submitted by Electronic Data Interchange ("EDI"), the borrowing Obligor shall deliver to the Collateral Agent a copy of the EDI file transmitted to the relevant agency on floppy diskette(s) (or by such means of electronic transmission as the Collateral Agent shall approve) on or before five (5) Business Days of the date of the EDI transmission); or

                          (B) made under the Foreclosed Properties Sub-subline
only, a copy of the recorded trustee's deed, sheriffs deed, warranty deed or other instrument by which title to such Foreclosed Property was conveyed to the borrowing Obligor.

                      (3) made under the Foreclosed Properties Sub-subline only, unless the borrowing Obligor is submitting a completed VA form 26-8903, VA form 26-1874 or HUD form HUD-27011 for the affected Repurchased Defaulted Mortgage pursuant to Section 2- 14(d)(2)(A), if the borrowing Obligor has foreclosed the Repurchased Defaulted Mortgage, a signed and recordable original first Lien Foreclosed Properties Mortgage containing (or accompanied by) a security agreement and financing statement appropriate to the jurisdiction where the Foreclosed Property is located, sufficient in all respects to grant the Collateral Agent a first mortgage Lien and a first and prior security interest or chattel mortgage (whichever is appropriate to the jurisdiction) on the Foreclosed Property to be borrowed against and all related fixtures, equipment and other personal property. On each occasion when the borrowing Obligor proposes to borrow against new or additional Foreclosed Properties, all such Foreclosed Properties in that group which are located in the same county or parish shall themselves be grouped in a single Foreclosed Properties Mortgage instrument. A good, complete and sufficient legal description of the Foreclosed Property shall be set forth in the legally-appropriate place in its text or an exhibit to it, and the street address of each covered property shall also be included in the Foreclosed Properties Mortgage to assist the Collateral Agent in identifying it.

                      (4) made under the Foreclosure Receivables Sub-subline and/or the Foreclosed Properties Sub-subline only, as applicable, a list of all unforeclosed Repurchased Defaulted Mortgages, and a separate list of any such Foreclosed Properties, to be borrowed against, in each case listed by the date, amount and maker of the Repurchased Defaulted Mortgage pledged and, if the Property securing it has been foreclosed, (A) the security Property's address,
(B) the date and recording information of the recorded or registered trustee's deed (or equivalent instrument of foreclosure conveyance to the borrowing Obligor appropriate to the method of foreclosure and to the jurisdiction where the Foreclosed Property is located) by which the borrowing Obligor acquired such Foreclosed Property; (C) the purchase price paid for it; and

(D) its current appraised fair value according to a reasonably current appraisal or broker's price opinion which the borrowing Obligor is satisfied is substantially correct (and, by submitting a copy of it to the Collateral Agent, the borrowing Obligor will be deemed to make that representation to the Collateral Agent and to each of the Banks) -- a copy of an appraisal report or broker's price opinion for each Foreclosed Property listed shall accompany each such list.

                      (5) made under the Foreclosed Receivables Sub-subline only, a copy of the VA guaranty or FHA or PMI insurance certificate applicable to each such Repurchased Defaulted Mortgage, whether or not yet foreclosed.

                      (6) made under the Foreclosed Properties Sub-subline only, at the borrowing, Obligor's sole cost either a current commitment for title insurance issued in favor of the Collateral Agent or a copy of the existing title policy with an updated title search by a reputable and substantial title insurer in an amount at least equal to the amount of the borrowing Obligor's requested Foreclosed Properties Loan against such Foreclosed Property and showing no Liens against it other than the statutory Liens for ad valorem taxes and public improvements assessments that are not delinquent Liens.

                  (e) with respect to Servicing Held for Sale Loans, list of the Mortgage Loans for which Servicing Rights are included in Eligible Servicing Held for Sale and the Approved
Servicing Sales Contracts under which they are eligible to be sold in which the borrowing Obligor has granted the Collateral Agent a first, prior, perfected and currently enforceable Lien having aggregate Servicing Held for Sale Loan Value at least equal to the amount of the requested Servicing Held for Sale Loan and against which no other Servicing Held for Sale Loan is then pending or outstanding, as described on the schedule of funding to be financed with the requested Servicing Held for Sale Loan that is attached to the applicable Loan Request. Together with such Loan Request, the borrowing Obligor shall deliver to Administrative Agent a summary by flow sale contract of servicing to be delivered that month to each flow buyer with sufficient detail that the Administrative Agent may recalculate sales proceeds. Such information shall include, but not be limited to, principal and weighted average servicing fee by maturity term.

                  (f) with respect to Servicing Sale Receivable Loans, list of the Eligible Servicing Sale Receivables included in Servicing Sale Receivable Loan Value and the Approved Servicing Sales Contracts under which they are due and payable in which the borrowing Obligor has granted the Collateral Agent a first, prior, perfected and currently enforceable Lien having aggregate Servicing Sale Receivable Loan Value at least equal to the amount of the requested Servicing Sale Receivable Loan and against which no other Servicing Sale Receivable Loan is then pending or outstanding, as described on the schedule of funding to be financed with the requested Servicing Sale Receivable Loan that is attached to the applicable Loan Request. Together with such Loan Request the borrowing Obligor shall included a schedule showing the calculation of the amount receivable on the sale date and calculating the amount receivable on the transfer date. Prior to any contract being included as an Approved Servicing Sale Contract, the respective Obligor shall deliver to the Administrative Agent an executed copy of such contract and any other information regarding such contract that Administrative Agent may request.

                      (g) with respect to Mortgage Repurchase Loans,

                          (1) a list of Defective Mortgages having aggregate
current Repurchased Mortgage Loan Values at least equal to the amount of the requested Mortgage Repurchase Loan and against which no other Mortgage Repurchase Loan is then pending or outstanding, and listing the borrowing Obligor's loan numbers or Pool numbers, the names of the obligors, Property address, the dates, face amounts and the Mortgage Repurchase Loan Value for each Defective Mortgage listed; and

                          (2) the Required Documents for each of the Defective
Mortgages listed.

                      (h) with respect to Other Loan Subline Loans,

                          (1) a list of Eligible Other Loans having aggregate
current Other Loan Values at least equal to the amount of the requested Other Loan Subline Loan and against which no Other Loan Subline Loan is then pending or outstanding, and listing the borrowing Obligor's loan numbers or Pool numbers, the names of the obligors, Property address, the dates, face amounts and the Other Loan Subline Loan Value for each Eligible Other Loan listed; and

                          (2) the Required Documents for each of the Eligible
Other Loans listed.

         Delivery of a Loan Request may be by electronic transmission or telecopy if confirmed by the borrowing Obligor's mailing an originally-signed copy to each Agent on the same day. Upon each Agent's receipt of a Loan Request before 11:30 a.m. on a Business Day and the receipt of a collateral added report by Administrative Agent from Collateral Agent, no later than 1:15 p.m., the Administrative Agent shall notify each of the other Banks by no later than 2:00 p.m. on the same Business Day. Each Bank other than GFB shall make its Funding Share of the requested Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's main office no later than 3:00 p.m. on the date such Loan is to be made. Upon satisfaction of all conditions precedent to the funding of a Loan, GFB shall make its Funding Share of the requested Loan available to the borrowing Obligor in immediately available funds at the Administrative Agent's main office in Dallas, and upon receipt by the Administrative Agent from each other Bank of its own Funding Share, the Administrative Agent shall make that portion of such Loan available to the borrowing Obligor in immediately available funds at the Administrative Agent's main office in Dallas. If, after any of the other Banks so provides funds to the Administrative Agent, the Administrative Agent does not fund the relevant Loan because a condition precedent is not satisfied or for any other reason, then the Administrative Agent shall return the funds so received to the

         Bank(s) that provided them on the same Business Day that the Administrative Agent first determines that the Loan will not be funded if the Administrative Agent makes that determination before 2:00 p.m. on that Business Day, or on the next succeeding Business Day if such determination is not made until 2:00 p.m. or later. If the Administrative Agent fails to return such funds by the time specified, then the Administrative Agent shall be obligated to pay interest on them to, the Bank to which they are due from the day when they should have been returned to the day when they are returned at the Federal Funds Effective Rate. By submitting a Loan Request which is received by the Agents on any Business Day after the 11:30 a.m. deadline for submitting Loan Requests specified in this Section, or if for any reason the other Banks do not receive notice of the Loan Request by the 2:00 p.m. deadline specified in this Section, then the Loan Request shall automatically be deemed to be a request for both (a) a Swing Loan to be made by GFB on the Business Day GFB first received the Loan Request and (b) the Loan actually requested by the text of the Loan Request to be made by the Banks on or before the fifth (5th) following Business Day. GFB shall fund each Swing Loan that is deemed requested by operation of this Section on the same Business Day it is requested if the requirements of (a) Section 2.3(b) and (b) the applicable Subsection of Section 2.14 that relates to the type of Loan actually requested are satisfied (otherwise neither GFB nor the Banks shall have any obligation to fund either such Swing Loan or the Loan so requested by the Loan Request's text).

         Section 2.15 Determination Assumptions. In making any calculation involving a determination of all or any part of the Warehouse Loan Value either Agent shall be permitted to rely, without independent investigation of the correctness thereof, on:

                           (A) The information supplied by any Obligor to such Agent on the related Loan Request, regarding (i) the outstanding principal balance of any Residential Mortgage, (ii) the Market Value of any Residential Mortgage, (iii) the amount at which a Qualified Investor has committed to purchase any Residential Mortgage, (iv) the Eligible Receivables and Receivables Claims, (v) any Foreclosed Properties, and (vi) any other component of Warehouse Loan Value.

                           (B) Any information supplied by the Company, or any other custodian of any of the Collateral, to Agents unless the Agents have actual knowledge that such information is untrue or unreliable.

         Section 2.16 Refinancings of Swing-Line Loans. GFB, at any time in its sole and absolute discretion, may, upon notice given to each other Bank by not later than 11:30 a.m. (Dallas time) on any Business Day, request that each Bank (including GFB) make a Loan in an aggregate amount equal to its Funding Share of the aggregate unpaid principal amount of any outstanding Swing-Line Loans for the purpose of refinancing such Swing-Line Loans. In any event, not later than 11:30 am (Dallas time) on the penultimate Business Day of each week, GFB will notify each other Bank of the aggregate amount of Swing-Line Loans which are then outstanding and the amount of the Loans required to be made by each Bank (including GFB) to refinance such outstanding Swing-Line Loans (the aggregate amount of such Loans to be made by each Bank shall equal such Bank's Funding Share of such outstanding Swing-Line Loans). Upon the giving of notices by GFB described above, each Bank (including GFB) shall promptly remit to Administrative Agent such Loans in the manner described above in Section, so long as (A) GFB believed in good faith that all conditions to making the subject Swing-Line Loan were satisfied at the time such Swing-Line Loan was made, or (B) if the conditions to such Swing- Line Loan were not satisfied, the satisfaction of such conditions have been waived in a writing by Majority Banks in accordance with the provisions of this Agreement. The proceeds of the Loans made pursuant to the preceding sentence shall be paid to GFB (and not to Obligors) and applied to the payment of principal of the outstanding Swing-Line Loans, and Obligors authorizes Administrative Agent to charge any account (other than escrow or custodial accounts) maintained by it with Administrative Agent (up to the amount available therein) in order to immediately pay GFB the principal amount of such Swing-Line Loans to the extent amounts received from the other Banks are not sufficient to repay in full the principal of the outstanding Swing-Line Loans requested or required to be refinanced. Each Bank's obligation to make Loans pursuant to this Section shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, (1) any setoff, counterclaim, recoupment, defense or other right which such Bank may have against GFB, Obligors or anyone else for any reason whatsoever; (2) the occurrence or continuance of an Event of Default or Default; (3) any adverse change in the condition (financial or otherwise) of Obligors; (4) any breach of this Agreement by Obligors, Administrative Agent or any Bank; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, that in no event shall a Bank be obligated to make a Loan pursuant to this Section if, after giving effect thereto, the outstanding principal balance of such Bank's Loans would exceed its Funding Share of the Facility.

         Section 2.17 Releases of Sold or Securitized Pledged Mortgages. When the sale is settled of any Pledged Mortgage, or of any Mortgage-Backed Securities created from a Pool that includes any Pledged Mortgage, the owning Obligor shall cause the Qualified Investor purchasing such Pledged Mortgage, Pool or Mortgaged-Backed Securities to pay directly to the Administrative Agent, for application Ratably as a mandatory prepayment on the Warehouse Notes, the amount the Banks together have lent against that sold Pledged Mortgage or against all Pledged Mortgages in that Pool, whichever the case may be. Each of the Obligors hereby GRANTS to the Collateral Agent, as secured party for itself and the other Banks, a security interest in all of such Obligor's present and future right, title and interest in the Mortgaged- Backed Securities created from each Pool that includes any Pledged Mortgages, up to the amount of such Pledged Mortgages, and in such Obligor's present and future rights to demand, have, receive receipt for them and their proceeds until the full amount of such mandatory prepayment for the sold Pledged Mortgages in that Pool shall have been made. Each of the Obligors agrees to take all steps necessary to cause all such Mortgaged-Backed Securities to be duly registered in the Collateral Agent's name and to be delivered to the Collateral Agent (meaning, in the case of uncertificated or book-entry securities, registered as owned by the Collateral Agent on the books of the securities intermediary that is shown as their record owner on the books of the fiscal agent for the issuer of such securities) until such mandatory prepayment for that securitized Pool has been made. Each of the Obligors hereby APPOINTS the Collateral Agent as its attorney-in-fact to take all such steps in its name and behalf, and each such appointment shall be deemed a power coupled with an interest and shall be irrevocable. Upon payment in full of the amount the Banks have lent against such sold Pledged Mortgage(s), the Collateral Agent's security interest in such sold Pledged Mortgage(s) only shall terminate and shall be released by the Collateral Agent upon the owning Obligor's request and at its expense.

         Section 2.18 Mandatory Prepayments or Collateral Substitutions for Ineligible Mortgages. Each of the Obligors agrees that if at any time after any Mortgage Warehouse Loan is funded against the security of any Residential Mortgage, that Residential Mortgage ceases to be, or is discovered by the Obligors or any Bank not to be, an Eligible Mortgage, then its Mortgage Loan Value shall automatically become zero and whichever Obligor pledged it to the Collateral Agent will promptly either:

                  (a) prepay to the Administrative Agent for application Ratably against the Warehouse Notes, the Mortgage Loan Value used for borrowing under the Warehouse Line against that ineligible Residential Mortgage, as a mandatory prepayment of principal on the Warehouse Notes; or

                  (b) furnish the Collateral Agent substitute collateral having Mortgage Loan Value, as determined by the Collateral Agent, equal to or greater than the Mortgage Loan Value used for borrowing under the Warehouse Line against that ineligible Residential Mortgage, of a type, and by instruments all of which are, satisfactory to and approved by the Administrative Agent in accordance with the Loan Documents.

         Section 2.19 Mandatory Prepayments or Collateral Substitutions for Ineligible Foreclosed Property Collateral. Each of the Obligors agrees that if at any time any legal proceeding is instituted seeking to set aside or otherwise attacking the trustee's sale (or other mortgage Lien foreclosure sale) by whichever Obligor acquired any Foreclosed Property that is then mortgaged or proposed to be mortgaged to obtain or continue any Foreclosed Properties Loan, or if any Foreclosed Property suffers casualty damage or is threatened with condemnation, or if for any other reason it ceases to be an Eligible Receivable or is discovered by such Obligor or any Agent not to be an Eligible Receivable, then and in any such event the Receivables Loan Value of that particular Foreclosed Property shall automatically become zero, irrespective of the merits of any such legal proceeding, the extent or repairability of the damage or the extent, portion or configuration of the Property threatened to be condemned. Each of the Obligors agrees that on each occasion (if any) that such an event occurs, the applicable Obligor will notify the Agents in writing of such proceedings, casualty damage or condemnation threat promptly after the applicable Obligor learns of them or it, and the applicable Obligor will promptly either:

                  (a) prepay to the Administrative Agent for application Ratably on the Warehouse Notes the Receivables Loan Value used for borrowing under the Foreclosed Properties Sub-subline against that ineligible Foreclosed Property, as a mandatory prepayment of principal on the Warehouse Notes; or

                  (b) furnish the Collateral Agent substitute collateral having Receivables Loan Values as determined by the Collateral Agent, equal to or greater than the Receivables Loan Value used for borrowing under the Foreclosed Properties Sub-subline against that ineligible Foreclosed Property, of a type, and by instruments all of which are, satisfactory to and approved by the Collateral Agent in accordance with the Loan Documents.

         Section 2.20 Title Insurance, Recording Foreclosed Properties Mortgages. The Obligors agree that the Collateral Agent may record or register any of the Obligors' Foreclosed Properties Mortgages, and the Obligors agree to pay for the fees and costs incurred in recording or registering such Foreclosed Properties Mortgages (and if the applicable Obligor fails or refuses to do so, then the Collateral Agent may pay such recording or registration cost, and the applicable Obligor will reimburse the Collateral Agent all such costs and expenses so incurred). If any Foreclosed Properties Loan made by the Banks is not paid in full on or before one (1) year after its funding date, the borrowing Obligor agrees to pay for and deliver to the Collateral Agent promptly after the expiration of that one (1) year period, without notice or demand, a mortgagee policy of title insurance in form and substance satisfactory to the Collateral Agent covering that Foreclosed Property and in the amount of its appraised value as represented by the borrowing Obligor to the Collateral Agent when the borrowing Obligor requested such Foreclosed Properties Loan.

         Section 2.21 Disposition of Foreclosed Properties. Each of the Obligors hereby agrees to dispose of all such Foreclosed Properties mortgaged to the Collateral Agent in the ordinary course of business as promptly as is reasonable and prudent and to apply the net proceeds of such dispositions to reduce the Warehouse Notes.

         Section 2.22 Partial Releases of Foreclosed Properties. The Foreclosed Properties shall be partially released from the Foreclosed Properties Mortgages covering them from time to time upon the borrowing Obligor's written request, provided that:

                  (a) no Default or Potential Default has occurred and is continuing;

                  (b) the Warehouse Notes have not matured (however such maturity may have occurred or been brought about); and

                  (c) the aggregate principal of all Foreclosed Properties Loans outstanding after giving effect to the requested release would not (in the Collateral Agent's reasonable judgment) exceed the aggregate Receivables Loan Value of all other Foreclosed Properties then mortgaged to the Collateral Agent.

Any such request shall be in writing, shall identify each Foreclosed Property proposed to be partially released by its address and the date of the Foreclosed Properties Mortgage held by the Collateral Agent which covers it, and (unless all outstanding Foreclosed Properties Loans would remain fully and adequately secured after such release, in the Collateral Agent's judgment, and the Collateral Agent shall have therefore waived this requirement) shall be accompanied by a principal payment on the Warehouse Notes in an amount equal to the aggregate Receivables Loan Values of all such Foreclosed Properties proposed to be partially released. If that Foreclosed Properties Mortgage instrument has not yet been registered or recorded, then the partial release, if granted, shall be effected by the Collateral Agent's striking out the description of such Foreclosed Property in the Foreclosed Properties Mortgage instrument covering it, making a marginal notation beside such description, "partially released on [date]", initialing the change and notifying the borrowing Obligor in writing that action has been taken. If such Foreclosed Properties Mortgage instrument has been registered or recorded, then such partial release, if granted, shall be made by written partial release in recordable form executed by the Collateral Agent and paid for by and made available to the borrowing Obligor. Upon both payment in full of all of the borrowing Obligor's other Obligations under the Facility, and expiration or termination of the Warehouse Line, all unrecorded Foreclosed Properties Mortgage instruments (if any) shall be returned to the borrowing Obligor and all registered or recorded Foreclosed Properties Mortgage instruments shall be released at the borrowing Obligor's expense and upon its written request.


                  ARTICLE 3. INTEREST RATE ELECTION PROVISIONS

         Section 3.1 Interest Rate Elections. If no Default exists, the Obligors may elect to have a Eurodollar Rate plus the Applicable Margin or the Adjusted LIBOR Rate plus the Applicable Margin apply or continue to apply (as the case may be) to all or a portion of the principal balance of the s. No such designation shall change the outstanding principal balance of any Warehouse Note. Obligors shall designate such rate in the related Loan Request given to the Administrative Agent by the applicable Rate Designation Date or by separate written notice given thereafter, if Obligors desire to designate (or continue) a Eurodollar Rate Loan or an Adjusted LIBOR Rate Loan, or to convert a Eurodollar Rate Loan to an Adjusted LIBOR Rate Loan or vice versa. Each Eurodollar Rate Loan shall be and remain in the amount of at least Two Hundred Fifty Thousand Dollars ($250,000), and no more than three (3) Eurodollar Rate Loans may be outstanding at any one time.

         Section 3.2 Inadequacy of Pricing and Rate Determination. If (a) the Administrative Agent is unable through its customary practices to determine any applicable Eurodollar Base Rate; (b) by reason of circumstances affecting the interbank market generally, any of the Banks is not being offered deposits in dollars in the market for Eurodollar deposits in United States dollars for the applicable Interest Period and in an amount equal to the amount of any Eurodollar Rate Loan requested by Obligors or (c) the applicable Eurodollar Base Rate will not adequately and fairly reflect the cost to any of the Banks of making and maintaining a Eurodollar Rate Loan, then the Administrative Agent shall give the Obligors notice thereof and thereupon (1) the Obligors' designation of a Eurodollar Rate Loan that has not commenced as of the date of such notice from the Administrative Agent shall be of no force and effect and
(2) until the Administrative Agent notifies the Obligors that the circumstances giving rise to the Administrative Agent's notice no longer exist, the Obligors may not request a Eurodollar Rate Loan (and any attempted designation thereof shall be ineffective). Furthermore, if for any reason the LIBOR Rate cannot be determined, then the Administrative Agent shall give the Obligors notice thereof and thereupon (1) the Obligors' designation of a LIBOR Rate Loan that has not commenced as of the date of such notice from the Administrative Agent shall be of no force and effect and (2) until the Administrative Agent notifies the Obligors that the circumstances giving rise to the Administrative Agent's notice no longer exist, the Obligors may not request a LIBOR Rate Loan (and any attempted designation thereof shall be ineffective).

         Section 3.3 Funding Losses. The Obligors shall compensate the relevant Banks on demand for any loss or expense that any Bank sustains or incurs because of (1) Obligors' failure to borrow, continue or convert to any Eurodollar Rate Loan after the Administrative Agent has received the applicable Loan Request designating it; (2) any prepayment or conversion of all or any part of a Eurodollar Rate Loan or (3) any default in the full payment of any Eurodollar Rate Loan or any interest accrued on it when due (whether by scheduled maturity, acceleration, irrevocable notice of prepayment or otherwise). Such loss or expense shall include the excess, if any, of (A) the relevant Bank's cost of obtaining the funds for the Eurodollar Rate Loan being paid, prepaid or not borrowed, made by continuation or conversion or prepaid for the period from the date thereof to the last day of the relevant Interest Period over (B) the interest that would be realized by such Bank in reemploying the funds so paid, prepaid or not borrowed for such period.

         Section 3.4 Determinations. In determining any amount, rate, cost, loss, expense or reserve requirement hereunder, the Administrative Agent may make any reasonable assumptions and allocations and may employ any reasonable averaging and attribution methods. The Administrative Agent's records with respect to interest rate designations, Interest Periods and the amounts of Eurodollar Rate Loans to which they apply, the Adjusted LIBOR Rate, any Eurodollar Rate and all other determinations by the Administrative Agent or any Bank under this Section and under the relevant definitions shall be binding and conclusive, absent manifest error.

         Section 3.5 Affiliates. Each Bank may make any Eurodollar Rate Loan by causing a branch or Affiliate of such Bank to make such Eurodollar Rate Loan and may transfer and carry such Eurodollar Rate Loan at, to or for the account of the same; but the joint and several obligation of the Obligors to repay such Eurodollar Rate Loan shall nevertheless be to that Bank and such Eurodollar Rate Loan shall (1) be deemed to have been made by that Bank and (2) be held by that Bank for the account of such branch or Affiliate.

         Section 3.6 Funding Decision. Each Bank may fund each Eurodollar Rate Loan in any manner it sees fit; but for the purposes of this Section all determinations shall be made as if each such Bank funded such Eurodollar Rate Loan through the purchase of deposits having a maturity corresponding to its Interest Period and an interest rate equal to the relevant Eurodollar Base Rate.

         Section 3.7 Rate of Return Maintenance Covenant. If at any time after the date of this Agreement, any Bank determines that (a) any applicable law, rule or regulation regarding capital adequacy has been adopted or changed since December 31, 1998 or (b) its interpretation or administration by any Governmental Authority, central bank or comparable agency has changed since December 31, 1998 and determines that such change or such Bank's compliance with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on that Bank's capital as a consequence of its obligations under this Agreement or any of the other Loan Documents to a level below that which that Bank would have achieved but for such adoption, change or compliance (taking into consideration the Bank's own capital adequacy policies) by an amount the Bank deems to be material, then upon notice to the Obligors by that Bank or the Administrative Agent summarizing the facts triggering the increase and showing the detailed calculations of the increase. The interest rate on the principal of that Bank's portion of the Loans funded and outstanding from time to time shall be increased to a rate sufficient to provide that Bank with a rate of return on its capital equal to that which would have been achieved but for such adoption. change or compliance (taking into consideration that Bank's own capital adequacy policies), or if no Loan is then outstanding, the Obligors shall pay that Bank on demand an additional interest payment in an amount sufficient to provide that rate of return, but in no event to exceed the Ceiling Rate. In determining the increase in interest rate required to achieve that result, each affected Bank may employ such assumptions and make such allocations of costs and expenses fairly applicable to such Loans as that Bank reasonably elects and may use any reasonable averaging and attribution method.

         Section 3.8 Illegality of Eurodollar Rate Loans; Inability to Determine LIBOR Rate. If the Administrative Agent or any Bank, acting in its sole discretion, determines (i) that maintenance of any Eurodollar Rate Loan would violate any applicable Law or any rule, regulation, guideline or directive of any Governmental Authority applicable to any Bank or the Administrative Agent. whether or not having the force of law or (ii) before the commencement of an Interest Period after exerting reasonable efforts to obtain them, that deposits of a type and maturity appropriate to match fund a Eurodollar Rate Loan are not available, then the Administrative Agent shall suspend the availability of each interest rate option affected by such determination and any Eurodollar Rate Loan outstanding under every affected interest rate option shall automatically convert to a LIBOR Rate Loan: provided that if the LIBOR Rate cannot be determined for any reason, the availability of interest rates based thereon shall be suspended and all LIBOR Rate Loans shall automatically be converted to bear interest at a rate equal to (i) the Federal Funds Effective Rate plus (ii) 0.125% plus (iii) the Applicable Margin for LIBOR Rate Loans.


                         ARTICLE 4. FUNDING PROVISIONS

         Notwithstanding any other inconsistent or contrary provision of this Agreement or any of the other Loan Documents:

         Section 4.1 Commitments Lapse Provision. The Banks' commitments to lend or fund (and all of the Obligors' correlative rights to borrow) under any of the Facilities now or hereafter existing under this Agreement for which any such commitment of any of the Banks to lend or fund (or any such right of the Obligors to borrow or receive funding) then exists, shall lapse immediately, automatically and without notice upon the occurrence of (a) any default, event of default or similar occurrence, however denominated (a "Default") under any of the Loan Documents the occurrence of which gives the Administrative Agent or any of the Banks the right to exercise any remedy (regardless of whether its exercise has been stayed or enjoined by operation of Law or governmental act) or (b) any event ("Potential Default") that, with notice and/or the passage of time would ripen into or become a Default, until
(1) each such Potential Default (if any) that occurred is cured before it ripens into a Default and (2) all such Defaults that have occurred (if any) have been waived in a writing signed by a Vice President or more senior officer of the Administrative Agent. In their sole discretion, the Banks may elect to continue funding on one or more occasions under any of their Facility notwithstanding any Default or Potential Default, and no such election shall be construed to be a reinstatement of any lapsed or suspended commitment, a waiver of any Default or Potential Default or a course of dealing from which the Obligors or anyone else may infer or construe any obligation on any Bank's or the Administrative Agent's part to defer exercising or to not exercise any remedy or to resume, continue or initiate any additional or other funding or purchasing beyond the specific funding(s) which the Banks have in fact already made. The provisions of this Section 4.1 are called the "Commitments Lapse Provision".

         Section 4.2 Application of Proceeds of Realization on Collateral. All Collateral secures all Obligations held by the Banks from time to time and any and all realizations whether by the Administrative Agent, the Collateral Agent, any of the Banks or any Person acting on behalf of any of them, on any Collateral, shall be applied Ratably to the payment of all of the Warehouse Notes and all other Obligations.

         Section 4.3 Application of Setoff Proceeds. The proceeds of the exercise of any right of setoff or banker's Lien that any Bank exercises against any of the Obligors' accounts with such Bank shall be applied (a) first, Ratably to the unpaid costs and expenses incurred and paid by the Administrative Agent, the Collateral Agent and the Banks for which the Obligors are liable to the Administrative Agent, the Collateral Agent and/or the Banks under this Agreement and the other Loan Documents, in the proportion that the outstanding balance of such costs and expenses reimbursement of which is owed to each Bank bears to the aggregate outstanding balances of all such unreimbursed costs and expenses owed to all Banks and (b) second, Ratably to the Warehouse Notes and all other Obligations. This provision shall not imply any obligation of either Obligor to maintain any deposit balances with any Bank.

         Section 4.4 Conditions Precedent. No Bank shall have any obligation to make any Loan unless and until all of the applicable conditions precedent stated in this Section shall have been satisfied.

                  (a) Each Bank's obligation to make its part of the first Loan requested to be funded after the Effective Date is conditioned upon the Administrative Agent's receipt, of sufficient copies (other than the Warehouse Notes) for each Bank to receive one, of the following documents on or before the date the requested initial Loan is to be made, all of which must be



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
satisfactory to the Administrative Agent in both form and content and duly executed by all parties thereto:

                      (1) this Agreement;

                      (2) the Master Warehouse Notes;

                      (3) UCC searches for each of the Obligors and the Guarantor, as debtor, in the office of the Secretary of State of Texas;

                      (4) Termination statements for all existing financing statements shown on the UCC searches described in item (3) above that pertain to financings by Persons other than the Banks that will be repaid with the proceeds of any Facility and a release agreement in form satisfactory to Administrative Agent from Persons other than the Banks that will be repaid with proceeds of the Facility.

                      (5) (A) Guarantor's certificate of incorporation issued by the Secretary of State of Delaware, (B) copies of Guarantor's bylaws certified by its corporate secretary or assistant secretary and (C) certificates of the Guarantor's good standing issued by the Secretary of State of the State of Delaware.

                      (6) (A) Copies of each Obligor's articles of incorporation certified by the Secretary of State of the State of Texas, (B) copies of each Obligor's bylaws certified by its corporate secretary or assistant secretary and (C) a certificate of good standing issued by the Secretary of State of the State of Texas and (D) certificate of authority and franchise taxes paid issued by the Secretary of State of the State of Texas and the Texas Comptroller of Public Accounts.

                      (7) resolutions of the board of directors of the Guarantor and each Obligor, certified, in each case, by its corporate secretary or assistant secretary, authorizing the execution, delivery and performance of all applicable Loan Documents and all other documents to be delivered by the Guarantor and/or each Obligor pursuant to this Agreement;

                      (8) a certificate of the corporate secretary or assistant secretary of the Guarantor and each Obligor as to the incumbency and authenticity of the signatures of the officers of the Guarantor and each Obligor executing the applicable Loan Documents (the Administrative Agent shall be entitled to rely on each such certificate until a replacement certificate has been furnished to the Administrative Agent);

                      (9) the opinion of counsel to the Obligors and the Guarantor, dated as of the Effective Date, addressed to the Administrative Agent and the Banks and substantially in the form of Exhibit E; and

                      (10) all fees due to the Administrative Agents or any Bank pursuant to this Agreement and any other letters or agreements between the Guarantor and/or the Obligors and any Bank or the Administrative Agent shall have been paid on the Effective Date.

                  (b) Each Bank's obligation to make its part of any Loan pursuant to this Agreement is also conditioned upon satisfaction of each of the following additional conditions precedent:

                      (1) the borrowing Obligor shall have delivered to the Administrative Agent a Loan Request completed and executed by the borrowing Obligor and otherwise conforming to the requirements of Section 2.14;

                      (2) all uncertificated Mortgage-Backed Securities in which either Obligor has granted a Lien to the Collateral Agent for the benefit of the Banks shall have been recorded on the books of the Agent's designated securities intermediary as being owned by the Collateral Agent (and on the Collateral Agent's books as being held for the Banks) and all other Collateral in which either Obligor or the Guarantor has granted a Lien to the Collateral Agent (including all of the capital stock (common and, if any, preferred of all classes and any stock warrants or other rights) of the Company) shall have been pledged and physically delivered to the Collateral Agent and sufficiently in its or its designated bailee's possession to satisfy the UCC's requirement of possession for perfection of the Collateral Agent's Lien (for the benefit of the Banks) against such Collateral;

                      (3) the Obligors' representations and warranties contained in this Agreement (other than those representations and warranties which by their express terms are confined to the date as of which they are initially made) shall be true and correct in all material respects on the date of such Loan as if republished and made on that date;

                      (4) on the date of such proposed Loan, no event described in the Commitments Lapse Provision shall have occurred or would exist if the requested Loan were made and no such Facility shall have been terminated; provided that with respect to the first Loans, the condition described in this paragraph 4 shall be satisfied once the Debt under the existing 12/97 Facilities Agreement among Chase Texas Bank, National Association, formerly Texas Commerce Bank, National Association, as Agent, the Obligors and certain lenders have been repaid in full with the proceeds of such Loan.

                      (5) if the requested Loan were made, the sum of (A) the amount of the Loan requested to be made by such Bank, plus (B) the aggregate outstanding balance of Loans made by such Bank plus (C) the total outstanding loans and other extensions of credit by such Bank to the Obligors and to every other Person whose loans and other extensions of credit from the Bank are required to be combined with the Obligors for purposes of any applicable legal lending limit would be no greater than the lowest legal lending limit established by any Governmental Authority and applicable to such Bank's loans and extensions of credit to the Obligors and to all other Persons whose loans and extensions of credit from that Bank are required to be combined with the Obligors' for purposes of any such legal lending limit; provided, that each Bank, by executing this Agreement, represents to each of the other parties to this Agreement that (i) to the best of the current actual knowledge of that Bank's officers who are responsible for that Bank's participation in the Facility provided for in this Agreement and
(ii) in reliance upon information furnished to such Bank by the Obligors and their respective officers and representatives concerning relationships between the Obligors and other credit customers of such Bank, that Bank's aggregate Committed Sum does not exceed any such legal lending limit;

                      (6) the making of the Loan shall not be prohibited by any Law;

                      (7) at the time the Loan is requested is made, the Banks and the Collateral Agent each shall have received all fees due and owing to it pursuant to the Loan Documents;

                      (8) the Company is a wholly-owned Subsidiary of the Guarantor and New Am Inc. is a wholly-owned Subsidiary of the Company.

         Each Loan Request shall be deemed to constitute a representation and warranty by the borrowing, Obligor on the date of the requested Loan that the conditions specified in Subsections 4.5(b)(3), 4.5(b)(5) and 4.5(b)(7) are then currently satisfied.


            ARTICLE 5. THE OBLIGORS' WARRANTIES AND REPRESENTATIONS

         Each of the Obligors warrants and represents, to the extent applicable, to the Banks and the Collateral Agent today, and all such warranties and representations shall be deemed republished and reconfirmed as currently true by the applicable Obligor each time the applicable Obligor requests funding or offers to sell, as applicable, under any of the Facility, as follows:

         Section 5.1 Organization. Each of the Obligors is a corporation duly organized, legally existing and in good standing under the laws of the State of Texas, it has all requisite power and authority and all necessary licenses, permits, franchises and other authorizations to (i) own and operate its Property, (ii) carry on its business as now conducted, (iii) execute and deliver this Agreement, all other Loan Documents, each Loan Request, and all other instruments referred to or mentioned here or there to which each such Obligor is a party, (iv) carry out and comply with the terms of this Agreement, each other Loan Document, each Loan Request, and all other instruments referred to or mentioned here or there to which it is a party and (iv) consummate the transactions contemplated thereby; and each of the Obligors is duly qualified and authorized to do business and is in good standing as a foreign corporation in all jurisdictions wherein the Property owned or the business transacted by it makes such qualification necessary or appropriate, and where the failure to so qualify would result in a Material Adverse Effect.

         Section 5.2 Corporate Action. All corporate action on each Obligor's part requisite for the due execution. delivery and performance of, and compliance with, this Agreement, all other Loan Documents, each Loan Request, and any instruments referred to or mentioned here or there to which each of the Obligors is a party, or requisite for the consummation of the transactions contemplated thereby, has been duly and effectively taken. This Agreement, each Loan Request, and each other Loan Document each constitutes the legal and binding obligation of the applicable Obligor, enforceable against such Obligor in accordance with its terms.

         Section 5.3 No Violations. Neither the execution and delivery of this Agreement, any other Loan Documents, any Loan Request, nor the consummation of the transactions contemplated by any of them, nor compliance with the provisions of any of them will conflict with, or result in a breach of, or a default under, any of the terms, conditions or provisions of any Law or of any contract, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority, domestic or foreign to which either Obligor is subject, or either Obligor's articles of incorporation or bylaws, or of any indenture, mortgage, deed of trust, promissory note. loan agreement or any other agreement or undertaking to which either Obligor is a party or by which such Obligor or any of its property may be bound or subject, or will result in the creation or imposition of any Lien upon such Obligor's Property, or will require any action. consent or approval of, or declaration of filing with, any Governmental Authority.

         Section 5.4 Approved Lender, Seller and Servicer. The Company is an FHA- and VA- approved lender and mortgagee and a GNMA-, FNMA- and FHLMC-approved issuer and servicer, in each case in good standing, and the Company currently satisfies and will continuously satisfy all applicable GNMA, FNMA and FHLMC net worth requirements. New Am Inc. is an FHA-approved lender and mortgagee and a FNMA-approved issuer and servicer, in each case, in good standing, and New Am Inc. currently satisfies and will continuously satisfy all applicable FNMA net worth requirements.

         Section 5.5 Obligors are not an Investment Company or Controlled by One. Neither Obligor is an "investment company" or "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 5.6 Obligors' Legal Compliance. The Obligors are in compliance, and will continue to observe and comply, in all material respects with all Laws of all Governmental Authorities (including ERISA).

         Section 5.7 Financial Statements Accurate. The Company's consolidated balance sheet of itself and its Subsidiaries (including New Am Inc.), as of December 31, 1998, and the consolidated statement of operations and cash flows of the Company as of December 31, 1998 heretofore furnished to the Banks, fairly present the consolidated financial condition and cash flows of the Company and its Subsidiaries (including New Am Inc.) as of December 31, 1998 and for the fiscal year then ended, all in conformity with GAAP consistently applied, and subsequent to the date of those Financial Statements, there has not been any Material Adverse Effect.

         Section 5.8 Litigation. There is no litigation pending, or to the Obligors' knowledge, threatened, that, if determined adversely, to the Obligors, would adversely affect the execution, delivery or enforceability of this Agreement, any other Loan Documents, any Loan Request, any sale or conveyance of any Pool, any relevant custodial agreement, the pledge, transfer or assignment of any Pool, to the Administrative Agent or the Collateral Agent (as agent for the Banks) pursuant to this Agreement, or which would have a Material Adverse Effect.

         Section 5.9 Payment of Taxes. Each of the Obligors has filed (or caused to be filed) all required federal, state and local income, excise, property and other tax returns with respect to its and its Subsidiaries' operations, all of such returns are true and correct and each of the Obligors has paid or caused to be paid all taxes which are due and owing under applicable Law or as shown on such returns or on any assessment to the extent such taxes have become due, including all applicable FICA payments and withholding taxes. The amounts reserved as a liability for income taxes and other taxes payable in the Financial Statements heretofore furnished to the Banks are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes (whether or not disputed) of each of the Obligors, and its respective Subsidiaries accrued for or applicable to the period and on the dates of such Financial Statements and all prior years and periods, and for which each of the Obligors and its respective Subsidiaries may be liable in their own right or as transferee of the assets of other Persons or as successor to any other Person.

         Section 5.10 Title to Properties. Each of the Obligors has good, valid, insurable (in the case of real property) and marketable title to all of its Properties and assets (whether real or personal, tangible or intangible) reflected or referred to in the Financial Statements described in Section 9.3, except for such Properties and assets as have been disposed of since the date of such Financial Statements either in the ordinary course of business or because they were no longer used or useful in the conduct of its respective business, and all such Properties and assets are free and clear of all Liens, except as disclosed in such Financial Statements.

         Section 5.11 Eligibility of Collateral. By its delivery of a Loan Request and/or a collateral transmittal letter to the Agents, the borrowing Obligor represents and warrants that all documents submitted in connection with such Loan Request and collateral transmittal letter satisfy (or, in the case of a Wet Warehouse Loan Request, all documents to be submitted in connection with such Loan Request and collateral transmittal letter, will satisfy, prior to the expiration of the applicable time period for submitting such documents), the requirements of Section 2.14 applicable to a Loan Request and collateral transmittal letter of the type submitted and/or the type of Collateral submitted in connection with such Loan Request and collateral transmittal letter and that all Collateral submitted in connection with such Loan Request and collateral transmittal letter satisfies the eligibility requirements set forth in the Agreement for that type of Collateral, and, further that the Residential Mortgage File maintained by the borrowing Obligor in connection with any Pledged Mortgage contains, among other items, an appraisal mortgage title insurance with respect to the related real estate encumbered by such Pledged Mortgage, and a primary mortgage insurance policy with respect to Pledged Mortgages in which the original loan-to-value ratio was greater than eighty percent (80%), except, in such latter case, for pledged VA Loans, and FHA Loans.

         Section 5.12 Year 2000 Compliance. All devices, systems, machinery, information technology, computer software and hardware, and other date sensitive technology necessary for Obligors to carry on their business as presently conducted and as contemplated to be conducted in the future are or will be in a condition such that no material disruption of Obligors' business operations will occur at the year 2000.


                        ARTICLE 6. DEFAULTS AND REMEDIES

                  If:

         Section 6.1 Note Payment Default. The Obligors shall fail to pay or prepay any principal of or interest on any Warehouse Note held by any of the Banks and all other amounts including, the Warehouse Facility Fee, the fees owing pursuant to Section 2.12, or the fee, now or hereafter owing under this Agreement or any of the other Loan Documents as and when due; or

         Section 6.2 Covenant Default. Default shall occur in the punctual and complete performance of any covenant of either Obligor, the Guarantor or any other Person contained in this Agreement or any other Loan Documents, except that the Obligors shall have fifteen (15) days after Default in the performance of the covenants set out in Sections 7.3(a) through 7.3(j), Section 7.8,
Section 7.10, Section 7.13, and Sections 8.8 through 8.14, to cure any such Default before the Banks' remedies as set forth in this Article shall apply; or

         Section 6.3 Default on Other Obligation. Either Obligor or the Guarantor shall fail to pay at maturity, or within any applicable period of grace, any principal of or interest on any other obligation to any Person which obligation (as opposed to the amount of such delinquent payment) shall equal or exceed One Million Dollars ($1,000,000) or shall fail to observe or perform any term, covenant or agreement contained in any agreement or obligation by which it is bound for such period of time as would accelerate, or would permit its holder (or the holder of any obligation issued under it) to accelerate, the maturity of that or any other obligation; or

         Section 6.4 Violation of Law. Either Obligor or the Guarantor shall be in default under, or in violation of, any Law of any Governmental Authority having jurisdiction over either Obligor or the Guarantor or its assets or Property in any material respect; or

         Section 6.5 False Representation or Warranty. Any representation or warranty made in or in connection with the execution and delivery of this Agreement or any of the other Loan Documents shall prove to have been materially incorrect, false or misleading on the date as of which made; or

         Section 6.6 Undischarged Final Judgment. Final judgment or judgments in the aggregate for the payment of money in excess of Five Hundred Thousand Dollars ($500,000), and which is uninsured, shall be rendered against either Obligor or the Guarantor and remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed; or

         Section 6.7 Lien Claimed or Held Invalid. Either Obligor or the Guarantor (or anyone claiming by, through or under either Obligor or the Guarantor) shall claim, or any court shall find or rule, that the Collateral Agent does not have a valid Lien on any security that may have been provided by either Obligor, the Guarantor or such other Person for any obligation under this Agreement or any of the other Loan Documents; or

         Section 6.8 Disposition, Encumbrance or Loss of Collateral. There is a sale, encumbrance or abandonment of any Property now or hereafter covered by this Agreement (except as contemplated by the Loan Documents) or any other mortgage, security agreement or other papers now or hereafter securing or guaranteeing any part of any obligation under this Agreement or any of the other Loan Documents, or the making of any levy on any of such Property or any seizure or attachment of it, or the loss, theft, substantial damage or destruction of any such Property exceeding the aggregate amount of $500,000; or

         Section 6.9 Liquidation, Etc. Order. Any order shall be entered in any proceeding against either Obligor or the Guarantor decreeing the dissolution, liquidation or split-up of either Obligor or the Guarantor, and such order shall remain in effect for thirty (30) days; or

         Section 6.10 Default under Other Loan Documents. Any default occurs under any other instrument now or hereafter securing or guaranteeing any part of any obligation under this Agreement or any of the other Loan Documents after the expiration of any applicable grace periods; or

         Section 6.11 Assignment for the Benefit of Creditors, Voluntary Bankruptcy. Either Obligor or the Guarantor shall make a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business. estate or assets or shall commence any proceeding under any bankruptcy. reorganization. arrangement, insolvency, readjustment of debt, dissolution or liquidation Law of any jurisdiction, whether now or hereafter in effect; or

         Section 6.12 Involuntary Proceeding. Any such petition or application shall be filed or any such proceeding shall be commenced against either Obligor or the Guarantor and either Obligor or the Guarantor by any act or omission shall indicate approval of it, consent to it or acquiescence in it, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of either Obligor or the Guarantor or granting relief to either Obligor or the Guarantor or approving the petition in any such proceeding, and that order shall remain in effect for more than sixty
(60) days; or

         Section 6.13 General Failures, Writ of Attachment, Etc. Either Obligor or the Guarantor shall fall generally to pay its debts as they become due. or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part or all of its Property which is not released, stayed, bonded or vacated within thirty (30) days after its issue or levy; or

         Section 6.14 Fraudulent Concealment or Removal. The Obligors or the Guarantor shall have concealed, removed, or permitted to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar Law, or shall have made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its Property through legal proceedings or distraint which is not vacated within thirty (30) days from its effective date; or

         Section 6.15 Dissolution, Etc. There is dissolution, liquidation or termination of existence of either Obligor or the Guarantor or the conveyance, lease or other disposition of a substantial part of either Obligor's or the Guarantor's assets; or

         Section 6.16 Change of Control. Any Change of Control occurs; provided that acquisition of all of the authorized and issued capital stock of Guarantor by FirstCity Financial Corporation, a Delaware corporation, shall not constitute a Default, the Banks and the Agent hereby specifically consenting to the Change of Control that will result from that (but no other) change in the ownership of the capital stock of Guarantor; or

         Section 6.17 Material Adverse Change. Any event shall occur that would have a Material Adverse Effect on either Obligor or the Guarantor;

         then default shall have occurred under this Agreement, every one of the Warehouse Notes described or referred to in it and all other Loan Documents, including all renewals, extensions, rearrangements, increases or substitutions of them, and all of the Banks' obligations (if any are then outstanding) to fund any advance or payment to or for the account of either Obligor shall automatically and immediately lapse and the Administrative Agent at its option may - and at the direction of the Majority Banks shall - (a) without notice declare any or all of the Warehouse Notes and all of the Obligors' Obligations to each of the Banks to be, and thereupon they shall all forthwith become, immediately due and payable, together with all accrued interest on them and all unpaid Facility Fees or other fees theretofore incurred by the Obligors, without notice of any kind, notice of acceleration or of intention to accelerate, presentment, demand or protest, all of which each of the Obligors hereby expressly waives (provided, that such acceleration shall occur automatically and immediately upon the occurrence of any of the events described in Sections 6.11 or 6.12 with respect to either Obligor), or (b) proceed to protect and enforce the Banks' rights under this Agreement and any other Loan Documents, by any appropriate proceedings, and all Liens securing any and all



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
         Obligations of the Obligors to the Banks, the Administrative Agent or any of them shall be subject to foreclosure in any manner provided for therein or provided for by applicable Law, as the Administrative Agent may elect. The Banks or the Administrative Agent may also elect to specifically enforce any covenant or agreement contained in this Agreement or in any of the Warehouse Notes or other Loan Documents, or to enforce any other legal or equitable right provided under this Agreement or in any of the Warehouse Notes or any other Loan Documents, or otherwise existing under any Law. No remedy, and no right or power, of the Administrative Agent or the Banks, or any of them, is intended to be exclusive of any other remedy, right or power, and each and every remedy, right and power shall be cumulative and in addition to every other remedy, right and power given hereunder or now or hereafter existing at Law or in equity, or by statute or otherwise, and the Administrative Agent's or any Bank's pursuit of any remedy or remedies shall not be construed as an election to waive or relinquish any other available remedy.


                        ARTICLE 7. AFFIRMATIVE COVENANTS

         Until each of the Obligors has fully paid and performed all of its Obligations to the Banks under this Agreement and the Banks are no longer committed to make Loans under this Agreement, each of the Obligors agrees to keep, observe and perform the following affirmative covenants, to the extent applicable:

         Section 7.1 Use of Proceeds. Each of the Obligors agrees to use the proceeds of all Loans for proper corporate purposes in the ordinary course of such Obligor's business as it is presently being conducted. as represented and warranted in this Agreement, and for no purpose other than the respective purposes permitted by this Agreement.

         Section 7.2 Promptly Correct Escrow Imbalances. By no later than seven
(7) Business Days after learning (from any source) of any material imbalance in any escrow account(s) maintained by either Obligor, the applicable Obligor will fully and completely correct and eliminate such imbalance.

         Section 7.3 Financial Statements and Other Reports. Each of the Obligors agrees to deliver to the Administrative Agent and (except for the weekly Investor Commitment required by clause (a) and the weekly schedule of Eligible Receivables required by clause (j) of this Section which are to be furnished only to the Administrative Agent) to each of the other Banks:

                  (a) by no later than Wednesday of each week, such Obligor's weekly Investor Commitment (described in Section 2.13) for the preceding week in form substantially similar to those heretofore furnished to the Administrative Agent, sufficient in detail to allow the Administrative Agent to reconcile such reports with Investor Commitments held in trust by the Obligors for the Administrative Agent,

                  (b) promptly -- and in any event within thirty (30) days -- after the end of each calendar month, a management report substantially in the form of Schedule 3 regarding such Obligor's commitment position, pipeline position and hedging position, prepared as of the end of such month;

                  (c) within thirty (30) days after the end of each calendar month, the Obligors' and the Guarantor's monthly Financial Statements, including a balance sheet as of the end of such month and an income statement for such month and for the fiscal year to date, prepared substantially in accordance with GAAP subject to normal year-end adjustments. and also including copies in forms substantially similar to those heretofore furnished to the Administrative Agent of each of the Obligors' portfolio delinquency reports for such month;

                  (d) as soon as available and in any event within ninety (90) days after the last day of each fiscal year of each of the Obligors and the Guarantor (or longer if, and for the same period that, GNMA, FNMA, FHLMC and HUD extend the time for such Obligor to file audited Financial Statements with them, but in no event beyond one hundred twenty (120) days after such fiscal year end), each Obligor's and the Guarantor's annual Financial Statements, and including a balance sheet and a statement of income, retained earnings and cash flows for such fiscal year and the immediately preceding fiscal year in comparative form and in reasonable detail, and all notes to them, all prepared in conformity with GAAP and accompanied by a report and opinion, without material disclaimer or qualification, of KPMG Peat, Marwick or another firm of certified public accountants reasonably acceptable to and approved by the Administrative Agent, stating that such accountants have conducted audits of such Financial Statements in accordance with generally accepted auditing standards and that, in their opinion, such Financial Statements present fairly, in all material respects, the financial position of the applicable Obligor or the Guarantor as of the date thereof and the results of its operations and cash flows for the periods covered thereby in conformity with GAAP -- each such annual auditor's report and opinion shall either include or be accompanied by
(1) such accountants' statement that their examination included tests relating to Mortgage Loans serviced for others in accordance with the requirements of the "Uniform Single Audit Program for Mortgage Bankers" and (2) such accountants' report made in accordance with the requirements of such program of exceptions or errors, if any, in such Obligor's or the Guarantor's records, and Obligors shall forward to Administrative Agent such accountants' management letter within thirty (30) days after Obligors' receipt thereof;

                  (e) as soon as available and in any event within forty-five
(45) days after the end of (1) each month a current written appraisal by the management of each Obligor, and (2) each fiscal quarter of each fiscal year of each Obligor, a current written appraisal by an independent appraiser (nationally known as expert in the evaluation of Loan Servicing Rights and acceptable to the Administrative Agent in the exercise of its sole discretion), in each case appraising the fair market value of the Owned Servicing Rights of such Obligor as of the end of such month or fiscal quarter; such appraisal shall be addressed to the Administrative Agent and shall be in a form reasonably acceptable to the Administrative Agent, and if the opinion of value in any such appraisal is expressed as a range of values, then for purposes of this Agreement, the appraised value shall be deemed the midpoint (the average of the limits) of the range; provided, that the Administrative Agent (at the discretion of the Majority Banks) has the right to request an independent appraisal more frequently than quarterly; and provided further that for purposes of this Agreement, the value of the Obligors' commercial mortgage loan Servicing Rights shall in no event exceed the lesser of their appraised value or twenty basis points (0.020%) of the aggregate principal sum of the Obligors' commercial mortgage loan servicing portfolio on any day;

                  (f) together with each delivery of Financial Statements pursuant to Sections 7.3(c) and 7.3(d), a Compliance Certificate, properly completed which, among other things required by such form:

                      (1) sets forth in reasonable detail all calculations necessary to show that the Obligors are in compliance with the requirements of this Agreement, or if the Obligors are not in compliance, showing the extent of noncompliance, stating the period of noncompliance and specifying what actions the Obligors have taken and propose to take with respect to it; and

                      (2) sets forth in sufficient detail satisfactory to the Administrative Agent the delinquency status of all Serviced Mortgages (calculated as described in Section 10.14); and

                      (3) sets forth in sufficient detail satisfactory to the Administrative Agent, the aggregate principal amount of each Obligor's Debt as of the end of the time period to which the accompanying Financial Statements relate;

                  (g) all other delinquency reports maintained by the Obligors and such other reports in respect of the Collateral deposited with or filed by or for the Administrative Agent pursuant to this Agreement or any other Loan Document, in such detail and when and as the Administrative Agent may reasonably request from time to time;

                  (h) within thirty (30) days after such Obligor's receipt of such Obligor's annual HUD report, a copy of such HUD report and such Obligors' response to it;

                  (i) within thirty (30) days after such Obligor's receipt of such Obligor's GNMA, FNMA or FHLMC audit, a copy of such GNMA, FNMA or FHLMC audit and such Obligor's response to it;

                  (j) by no later than Wednesday of each week, such Obligor's weekly, detailed computer generated schedule of all Eligible Receivables;

                  (k) as soon as available and in any event within forty-five
(45) days after the end of each fiscal quarter, an aging report showing how long Servicing Rights have been pledged to Collateral Agent for the benefit of the Banks.




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




                  (l) copies of all other regular or periodic financial and other reports, if any (including any warranty or indemnity claim reports), that either Obligor or the Guarantor shall file with GNMA, FNMA, FHLMC, HUD or VA or any other Governmental Authority, in such detail and when and as the Administrative Agent may reasonably request from time to time; and

                  (m) From time to time, with reasonable promptness, such further information regarding each Obligor's or the Guarantor's business, operations, properties or financial condition as the Administrative Agent or any Bank may reasonably request.

         Section 7.4 Maintenance of Existence, Conduct of Business. Each of the Obligors agrees to (a) preserve and maintain its corporate existence in good standing and all of its material rights. privileges, licenses and franchises necessary or desirable in the normal conduct of its business. including its eligibility as mortgagee, seller/servicer or issuer as described in Section 5.4, and (b) make no material change in the nature or character of its business.

         Section 7.5 Compliance with Applicable Laws. Each of the Obligors agrees to comply with the requirements of all applicable Laws which if breached by such Obligor could reasonably be expected to result in a Material Adverse Effect, except only where such Obligor is diligently contesting such Laws in good faith and by appropriate proceedings with appropriate reserves for any potential associated liabilities which reserves are both (a) established in accordance with GAAP and (b) reasonably determined to be adequate by such Obligor's Board of Directors.

         Section 7.6 Perform Agreement. Each of the Obligors will do and perform every act and discharge every obligation under the Loan Documents and in the manner here and there specified.

         Section 7.7 Books. At any reasonable time, upon the Administrative Agent's or any Bank's request, each of the Obligors will permit the Administrative Agent or any Bank or their respective agents or representatives to examine such Obligor's books of account, records, reports and other papers and make copies and extracts from them, inspect such Obligor's Property and discuss such Obligor's business, finances, accounts and affairs with its chief executive or chief operating officer and independent certified public accountants and each Obligor hereby consents to and approves of any such discussions and examinations previously held. Each of the Obligors agrees to provide its accountants with a copy of this Agreement (including' each supplement, amendment or restatement of it made, and each from time to time hereafter made promptly after its execution) and will instruct its accountants to answer candidly any and all questions that the officers or any authorized representatives of the Administrative Agent or any Bank may address to them in reference to such Obligor's financial affairs or condition. Each of the Obligors may have its representatives in attendance at any meetings between the officers or other representatives of the Administrative Agent or any Bank and such Obligor's accountants held in accordance with this Section.




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
         Section 7.8 Investor Commitments. With respect to Eligible Mortgages, at all times maintain in effect Investor Commitments in an aggregate amount of at least one hundred percent (100%) of the aggregate unpaid principal balances or amounts of such Eligible Mortgages, excluding Other Loans and Defective Mortgages.

         Section 7.9 Notice. Each of the Obligors agrees to give written notice to the Administrative Agent and the Banks of any of the following that may occur immediately after such Obligor first learns of it:

                  (a) the occurrence of a Potential Default or a Default.

                  (b) the institution or threat of any action, suit or proceeding by or against either Obligor in or before any Governmental Authority ( excluding routine HUD or VA audits not undertaken for cause) involving a claim of $50,000 or more.

                  (c) the filing, recording or assessment of any federal, state or local tax Lien against such Obligor which could reasonably be expected to have a Material Adverse Effect.

                  (d) such Obligor's failure for any reason to continuously satisfy all requirements for maintaining its eligibility as an approved mortgagee, seller/servicer or issuer as described in Section 7.4, or the suspension, revocation or termination of such eligibility for any reason.

                  (e) any event or condition that either currently has a Material Adverse Effect or (either by itself or in combination with other existing or reasonably anticipated circumstances) if adversely determined, could have a Material Adverse Effect.

         Section 7.10 Pay Debt, Taxes, Etc. Each of the Obligors agrees to pay when due and before delinquency (a) all taxes and other governmental charges or levies imposed on such Obligor, its income or profits or any of its Property,
(b) all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any of its Property and (c) all Debts, accounts, liabilities, debts and charges now or hereafter owing by such Obligor. Each of the Obligors agrees to maintain appropriate accruals and reserves for all Debts and all other liabilities, debts and charges in a timely fashion in accordance with GAAP. Provided. that each Obligor may delay paying any such taxes, levies, claims, accounts, Debts or other liabilities, debts and charges (excluding those owing to the Banks, all of which must be paid when due) if, to the extent that and for so long as (1) such Obligor is contesting their validity diligently, in good faith and by appropriate proceedings, (2) such Obligor has posted such bond or other security as shall be fully effective to prevent or stay any attachment, garnishment, sequestration or seizure of any of such Obligor's Property during the pendency of such proceedings, (3) such Obligor has set aside on its books adequate reserves in accordance with GAAP and (4) such Obligor pays such taxes, etc. before any of such Obligor's Property can lawfully and effectively be garnished, attached or sold to secure or satisfy them and before any judgment in respect of them against such Obligor or any of its Property becomes final.



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
         Section 7.11 Insurance. Each of the Obligors agrees to maintain (a) errors and omissions insurance or mortgage impairment insurance and blanket bond coverage with such companies and in such amounts as satisfy prevailing GNMA, FNMA, FHLMC, FHA and VA requirements and (b) liability insurance and fire and other hazard insurance on its Properties with responsible insurance companies, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity. Each of the Obligors agrees to furnish evidence of such insurance to the Administrative Agent upon request without charge promptly after a request made from time to time by the Administrative Agent.

         Section 7.12 Other Loan Obligations. Each of the Obligors agrees to perform all obligations under the terms of each loan, credit or similar agreement, promissory note, mortgage, security agreement, indenture or other debt or security instrument by which such Obligor is bound or to which it or any of its Property is subject, if the failure to perform such obligations could have a Material Adverse Effect (either by itself or in combination with other existing or reasonably anticipated circumstances).

         Section 7.13 Covenants Concerning Collateral. Each of the Obligors agrees to:

                  (a) Service (or cause to be serviced) all Mortgage Loans included in the Collateral which such Obligor has the right or obligation to service, in accordance with standard industry requirements and all applicable GNMA, FNMA, FHLMC, FHA and VA requirements, including taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans.

                  (b) Service (or cause to be serviced) in accordance with all applicable contractual and other requirements all Mortgage Loans and commercial mortgage loans which (1) back Mortgage-Backed Securities included in the Collateral and (2) such Obligor has the right or obligation to service.

                  (c) Timely comply in all respects with all terms and conditions of all Investor Commitments covering Collateral (and any renewals, extensions or modifications of them or substitutions for them), and cause the Collateral covered by and intended to be sold under each Investor Commitment to be delivered to the Qualified Investor who issued the Investor Commitment before its expiration in the manner and order contemplated by the Investor Commitment.

                  (d) Maintain, at such Obligor's principal office, in trust, for the benefit of the Administrative Agent and the Banks, the originals (or copies in any case where the original has been delivered to the Administrative Agent) of all Residential Mortgage Notes, recorded Residential Mortgages included in Collateral and Investor Commitments related to them, all insurance policies and all related papers, as well as all files, surveys, certificates, correspondence, appraisals (to the extent required by the policies of any Qualified Investor), computer programs, tapes, disks, cards, accounting records and other information and data relating to the Collateral.



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Upon the Administrative Agent's reasonable request, such Obligor will promptly make them conveniently available to the Administrative Agent.

                  (e) Warrant and forever defend to the Administrative Agent, the Banks and their respective successors and assigns, (1) title to the Collateral and (2) the Liens granted by this Agreement and the other Loan Documents.

                  (f) Promptly discharge and perform all of such Obligor's obligations with respect to any of the Collateral and all Investor Commitments relating to it.

                  (g) Upon request by the Administrative Agent from time to time, expeditiously apply for and, if such counter-parties are willing to make such agreements with an Obligor (each of the Obligors agrees in good faith to urge them to do so), to execute such acknowledgment agreements and related agreements with GNMA (if any such agreements with GNMA are both available and deemed by the Administrative Agent to be necessary), FNMA, FHLMC and other counterparties to Loan Servicing Agreements as are necessary or appropriate, in the Administrative Agent's opinion, to achieve, maintain or improve establishment and perfection of the Collateral Agent's security interest in collateral intended to be covered by the Servicing Rights Security Agreement as security for all of such Obligor's present and future Obligations to the Banks.

         Section 7.14 Employee Benefit Plans. Each of the Obligors agrees to promptly furnish to the Administrative Agent:

                  (a) Within ten (10) Business Days after the occurrence of a Reportable Event with respect to any Plan, a copy of any materials required to be filed with the PBGC with respect to such Reportable Event.

                  (b) A copy of any notice of intent to terminate a Plan, no later than the date such notice is required to be provided to participants of such Plan under Section 404 1 (a)(2) of ERISA and copies of any notices of noncompliance received from the PBGC under Section 4041(b)(2)(C) of ERISA, within ten (10) Business Days after such Obligor's receipt of such notice.

                  (c) Not later than ten (10) Business Days after its receipt by such Obligor, any ERISA Affiliate of such Obligor or the administrator of any Plan, a copy of any notice to such Obligor or such ERISA Affiliate that the PBGC has instituted proceedings to terminate such Plan or to appoint a trustee to administer such Plan.

                  (d) A statement from a vice president or more senior officer of such Obligor describing any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of any Plan or for the appointment of a trustee to administer any Plan, within ten (10) Business Days after such Obligor knows or has reason to know such event or condition exists.



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
                  (e) Within ten (10) Business Days after its receipt by such Obligor or any ERISA Affiliate of such Obligor, a copy of any notice concerning the imposition of any withdrawal liability under Section 4202 of ERISA.

         Section 7.15 Benefit Plan Obligations. Each of the Obligors agrees to reduce future contributions or benefits to each Plan to the extent (if any) (a) necessary to avoid the occurrence of a Default and (b) that such reduction may be effected without (1) causing a "partial termination" as that term is used in
Section 411 (d)(3) of the Internal Revenue Code and its related regulations and
(2) causing the Plan to become disqualified or violating ERISA.

         Section 7.16 Further Assurances. Each of the Obligors agrees to promptly cure any defects in the execution and delivery of any of the Loan Documents. Each of the Obligors agrees to do, execute, acknowledge and deliver (or cause to be done, executed, acknowledged and delivered) at its own cost and expense, all such further acts, documents and assurances as the Administrative Agent in its discretion shall request or require to more fully, completely or effectively (a) state the obligations intended to be stated in the Loan Documents, (b) effect the pledge and assignment to the Collateral Agent of the Collateral intended by the Loan Documents to be pledged and assigned or which such Obligor may be (or may hereafter become) bound to pledge or assign to the Collateral Agent, (c) perfect any transfer, conveyance or security interest created or intended to be created under the Loan Documents, or (d) carry out the intention or facilitate the performance of the terms of this Agreement and the other Loan Documents. Without limitation, each of the Obligors agrees to immediately execute and deliver to the Administrative Agent (or its designee) upon written request all such other and further security agreements, financing statements and other papers in compliance with, or accomplishment of, such Obligor's promises and obligations in the Loan Documents, as the Administrative Agent shall request from time to time, and to furnish favorable written opinions of counsel as to the validity and enforceability of this Agreement and the other Loan Documents and the validity, enforceability, perfection and priority of any Lien against the Collateral intended by the Loan Documents to be pledged and assigned, or that such Obligor may be (or may hereafter become) bound to pledge or assign, to the Collateral Agent, containing only such exceptions and qualifications as such counsel requires and as are reasonably acceptable to the Collateral Agent and its legal counsel.

         Within ten (10) Business Days after the Effective Date, Obligors shall deliver to Administrative Agent (a) certificates of authority and good standing issued or to be issued by the appropriate Governmental Authority in each state in which the Guarantor does business and where either the Guarantor is authorized to do business or where doing business without being duly authorized would potentially subject the Guarantor to a Material Adverse Effect, each dated no less recently than thirty (30) days prior to the date of delivery and
(b) certificates of authority and good standing issued or to be issued by the appropriate Governmental Authority in each state in which each Obligor does business and where either each Obligor is authorized to do business or where doing business without being duly authorized would potentially subject each Obligor to a Material Adverse Effect, each dated no less recently than thirty
(30) days prior to the date of delivery. Within thirty (30) days after the Effective Date, Obligors shall deliver to



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
Administrative Agent the opinion of regulatory counsel to the Obligors and the Guarantor, addressed to the Administrative Agent and the Banks in form and substance acceptable to Administrative Agent.


                         ARTICLE 8. NEGATIVE COVENANTS

         Until each of the Obligors has fully paid and performed all of its Obligations to the Banks under this Agreement and the Banks are no longer committed to make Loans under this Agreement, each of the Obligors agrees to keep, observe and perform the following negative covenants, to the extent applicable:

         Section 8.1 No Change of Business. Each of the Obligors agrees not to engage to any material extent in any line of business other than the lines of business in which such Obligor and its Subsidiaries are regularly engaged on the Effective Date, and the Obligors have disclosed all of such lines of business to the Banks.

         Section 8.2 No Other Investments. Each of the Obligors agrees not to make Investments other than in the normal course of such Obligor's business, as presently conducted or as changed in accordance with this Agreement.

         Section 8.3 No Other Debt. Without first obtaining the specific written consent of Majority Banks, each of the Obligors agrees to neither directly nor indirectly create, nor permit the Guarantor to create, any Debt (or suffer any Debt to exist) except (a) Debt to the Banks under this Agreement, (b) Debt under the Permitted Facilities Agreements; (c) Debt under additional warehouse facilities not exclusive to Banks of up to $50,000,000 made available by any lender to Obligors so long as the Collateral Agent is the only custodian with respect thereto (the Administrative Agent agrees to give notice to the Banks if and when Administrative Agent receives notice from time to time that such Debt has been incurred), (d) Debt of less than an aggregate Five Hundred Thousand Dollars ($500,000) incurred in the ordinary, course of business and (e) Debt under mortgage gestation repurchase agreements pursuant to the express provisions of which the relevant purchaser(s) has no recourse to the Company.

         Section 8.4 Limitation on Dividends. Each of the Obligors agrees to take no action that would result in such Obligor's declaring dividends, distributions or stock redemptions in any fiscal year except that if (and only if):

                  (a) no Potential Default has occurred that has not been cured before it has become a Default;

                  (b) no Default has occurred that has not been declared in writing by the Administrative Agent to have been cured or waived; and




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                  (c) the Obligors' net income as of the end of the most recent calendar month earned during the fiscal year during which such calendar month occurs is at least $1, excluding $10,000,000 in non-recurring restructuring provision expenses recorded during the second quarter of fiscal year 1999 from the sale of GNMA and other non-performing assets and from the closure of production offices and associated headcount reduction costs; and costs and expenses incurred in restructuring Debt during the second quarter of fiscal year 1999.

                  (d) after giving effect to such dividend payment (1) the Obligors' cash remaining on hand after such payments plus (2) the Mortgage Loan Values of all Eligible Mortgages owned by the Obligors and that have not been pledged or borrowed against, totals at least Ten Million Dollars ($10,000,000);

         then such Obligor may declare and pay the following dividends to the
Guarantor:

                      (1) such dividend (if any) as is reasonably required to pay the cash federal income tax amount due and payable by the Obligors' and the Guarantor's consolidated corporate group (not to exceed, however, the cash tax amount that would be due if such Obligor were to file and pay its own tax return and taxes taking into account the tax benefit of the Obligors' and the Guarantor's filing consolidated tax returns, including the Guarantor's interest expense deductions);

                      (2) if either Obligor shall have incurred Subordinated Debt, then no dividend shall thereafter be declared or paid until such Subordinated Debt shall have repaid or until there shall have been a conversion of that Subordinated Debt into common stock of the applicable Obligor, after which a dividend of up to twenty-five percent (25%) per annum of the Obligors' after-tax net income may be declared and paid, and

                      (3) any other dividend so long as Obligors notify Administrative Agent that such dividend will be made at least one day before it is made and with such notice deliver to Administrative Agent an officers certificate certifying that the conditions described above have been satisfied.

         Section 8.5 Minimum Adjusted Tangible Net Worth. The Obligors agree to neither suffer nor permit their Adjusted Tangible Net Worth at any time to be or become less than Sixty- five Million Dollars ($65,000,000).

         Section 8.6 Maximum Debt to Adjusted Tangible Net Worth. The Obligors agree to neither suffer nor permit the ratio (measured at the end of each month on or after the Effective Date) of (a) Total Debt for the month just ended to
(b) the Obligors' Adjusted Tangible Net Worth for the month just ended to be greater than the ratio of 10.00 to 1.00.

         Section 8.7 Limitations on Transactions with Affiliates.




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                  (a) The Obligors agree to neither amend, modify nor change, in any respect that would have a Material Adverse Effect (either by itself or in combination with other existing or reasonably anticipated circumstances), any material agreement or instrument, whether now or hereafter existing, pursuant to which the Obligors may incur Debt to an Affiliate (the Obligors acknowledge that they may do so only with the Administrative Agent's consent), or to take, suffer or permit any act or omission in respect of any such Debt to any Affiliate that would have that effect. For purposes of this Section, any of the following will constitute a Material Adverse Effect per se and without regard to any other conditions, circumstances or considerations:

                      (1) any increase in the effective interest rate applicable to any of the Obligors' Debt to an Affiliate.

                      (2) any direct or indirect increase in the amount or frequency of any principal payments on such Debt, including any voluntary or involuntary prepayment of such Debt.

                      (3) any acceleration of the maturity of any part of such Debt.

                      (4) any prepayment of or agreement to accelerate, the maturity of any part of such Debt.

                  (b) The Obligors agree not to incur any Debt to any Affiliate or otherwise undertake or engage in any other transaction with an Affiliate except Debt incurred upon fair and reasonable terms no less favorable than the Obligors could obtain in a comparable arm's-length transaction with a Person who is not an Affiliate and that does not violate or result in a violation of Sections 10.3, 10.5, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12 or 10.13.

                  (c) The Obligors agree neither to directly or indirectly guarantee any Debt of the Guarantor or any Debt of any other Affiliate nor to suffer or permit the Guarantor to directly guarantee any Debt of its Affiliates except for (1) the Guaranty and (2) guarantees of recourse Loan Servicing Rights in an amount not to exceed five percent (5%) of the aggregate principal amount of the Obligors' and their Affiliates Serviced Mortgages portfolio.

                  (d) Except for commissions and bonuses paid to officers and employees in the ordinary course of business, the Obligors agree to make no advances, loans or distributions in excess of an aggregate One Hundred Thousand Dollars ($100,000) to its officers, employees or shareholders without the Administrative Agent's prior written consent.

                  (e) The Company agrees to issue no additional capital stock without the Administrative Agent's prior written consent and unless it is pledged and delivered when issued to the Administrative Agent as Collateral.

         Section 8.8 Limitation on Unmarketable Loans. The Obligors agree not to own at any time more than Five Million Dollars ($5,000,000) in aggregate principal amounts of Mortgage



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Loans that, for any reason are not eligible for sale in the regular secondary market for Residential Mortgage Loans; provided that, for this Section's purposes, Mortgage Loans whose purchase by the Obligors is financed under the Foreclosure Receivables Sub-subline, the Mortgage Repurchase Subline and the Other Loan Subline shall not be considered ineligible for sale as aforesaid.

         Section 8.9 No Uncovered Commercial Loans, Etc. Except as otherwise provided in this Section or as approved in writing by the Administrative Agent on a case-by-case basis, the Obligors agree not to make or acquire after the Effective Date any direct outright ownership interest, participation interest or other creditor's interest in any commercial real estate loan, personal property loan, oil and gas loan, commercial loan, wrap-around real estate loan not subject to a valid Investor Commitment, unsecured loan, acquisition loan, development loan, construction loan (except only for construction loans that (a) are participated in by another reputable financial institution at the time of their initial funding to the extent of at least ninety-nine percent (99%) of the amount committed to be lent and (b) FNMA or another Qualified Investor approved by the Administrative Agent for that purpose has issued a valid and enforceable commitment to purchase after the construction financed has been completed or (c) made pursuant to the ICF Agreement) or unimproved real estate loans except for such loans made pursuant to the ICF Agreement.

         Section 8.10 Loss of Eligibility. Each of the Obligors agrees not to take or omit to take any act that would result in the suspension or loss of any of its status with any of GNMA, FNMA, FHLMC, VA or FHA as an eligible mortgagee, seller/servicer and issuer as described in Section 5.4.

         Section 8.11 Fiscal Year Accounting. Neither Obligor will change its fiscal year or method of accounting unless and until required or recommended by GAAP and then only after giving notice and a written explanation of each such change and the reasons for it to the Administrative Agent and the Banks at least thirty (30) days before the change becomes effective.

         Section 8.12 Loans, Advances and Investments. Each of the Obligors agrees (a) to neither make nor hold any loan, advance or capital contribution to any Person (or for the account or benefit of any Person) or any investment in any Person (including any investment in excess of One Million Dollars ($1,000,000) in all Subsidiaries), (b) to neither purchase nor otherwise acquire any Person's capital stock, securities or evidence of debt (collectively, "Investments") and (c) to not otherwise acquire any interest in any Person or control of any Person, except (if and only if the making of an Investment described below would not violate any other provision of this Agreement or have a Material Adverse Effect) the following:

                      (1) Mortgage Loans.

                      (2) Investments in Qualified Investment Securities.




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                      (3) Any acquisition of securities or evidence of debt of
others when acquired by such Obligor in settlement of accounts receivable or other debts arising in the ordinary course of business, if the aggregate amount of any such securities or evidence of debt is not material to such Obligor's financial condition according to GAAP.

                      (4) Any acquisition in the ordinary course of such Obligor's business of (A) servicing portfolios and related assets, (B) Mortgage-Backed Securities, (C) Mortgage Loans or (D) businesses for the purpose of increasing Mortgage Loan production, and related transactions.

         Section 8.13 Actions with Respect to Pledged Mortgages.

                  (a) Each of the Obligors agrees to neither compromise, extend nor (except in accordance with the provisions of the Pledged Mortgages or to correct an error) adjust payments on any Pledged Mortgage, accept a conveyance of mortgaged Property in full or partial satisfaction of any Pledged Mortgage or (except against full repayment of the affected Residential Mortgage) release any Residential Mortgage securing or underlying any Pledged Mortgage.

                  (b) Neither Obligor will agree to the amendment, termination or pairing off of any Investor Commitment or to the substitution of a different Investor Commitment for an Investor Commitment, if such amendment, termination, pairing off or substitution may reasonably be expected (as determined by the Administrative Agent) to have a Material Adverse Effect (either by itself or in combination with other existing or reasonably anticipated circumstances).

                  (c) Neither Obligor will transfer, sell, assign nor deliver to any Person other than the Collateral Agent any Pledged Mortgage other than pursuant to Investor Commitments.

                  (d) Neither Obligor will grant, create, incur, assume, permit or suffer to exist any Lien upon any Pledged Mortgage except for (1) Liens granted to the Collateral Agent or (2) such non-consensual Liens (if any) as may be deemed to arise by operation of law pursuant to any Investor Commitment.

         Section 8.14 Cancellation of Loan Servicing Rights. Each of the Obligors agrees to neither suffer nor permit the cancellation for cause of Twenty-five Million Dollars ($25,000,000) or more of Loan Servicing Rights.

         Section 8.15 Continuous Compliance. Notwithstanding that the Obligors' compliance with most of the financial covenants set forth in Sections 10.5 through 10.14 is provided in such Sections to be measured periodically, the Obligors agree to use their best good faith efforts to comply with each of those financial covenants at all times and continuously for so long as this Agreement is in force.




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    ARTICLE 9. AGREEMENTS CONCERNING THE ADMINISTRATIVE AGENT AND THE BANKS

         Section 9.1 Authorization and Action. Each of the Banks hereby irrevocably appoints GFB as the Administrative Agent under this Agreement and the other Loan Documents and authorizes the Administrative Agent to act on such appointing Bank's behalf and to exercise such powers under this Agreement and all other Loan Documents as are specifically delegated to or required of the Administrative Agent by their terms, together with all reasonably incidental powers. If the Administrative Agent (in such capacity) (a) receives any material writing from either Obligor (including any report or statement required by any of the Loan Documents), (b) receives any default notice from any Bank alleging or relating to any Default by either Obligor or (c) gives any Default notice to either Obligor pursuant to the terms of any of the Loan Documents, then in each such instance, the Administrative Agent shall promptly forward copies of such material writing or Default notice to the other Banks. As to any matter not expressly provided for by this Agreement and all other Loan Documents (including enforcement or collection of any Warehouse Note and foreclosure on any Collateral for any or all of either Obligor's present or future Obligations under the Loan Documents), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the joint instructions of all of the affected Banks, and such instructions shall be binding upon all Banks; provided, that the Administrative Agent shall not be required to take any action that it reasonably believes may (1) expose it to personal liability or
(2) be contrary to this Agreement, any other Loan Documents or applicable requirements of Law. The Administrative Agent may (but shall not be under any obligation to) propose to take action or actions under this Agreement and the other Loan Documents in a notice to the other affected Banks; unless otherwise directed by the other affected Banks within ten (10) Business Days after the date of such notice, the Administrative Agent may (but shall not be obligated to) take the action or actions proposed in such notice and the Administrative Agent shall be fully protected in so acting as if it had received instructions to take such action or actions from the other affected Banks; provided that without the other affected Banks' approval, the Administrative Agent: shall not
(A) declare in writing that a Default that has occurred under this Agreement or any other Loan Documents has been waived or cured, (B) consent to any merger or consolidation of either Obligor with or into another Person that would have the effect described in clause (a)(2) or (b)(2), as applicable, of this Agreement's definition of "Change of Control", or (C) declare the maturity of any Warehouse Note accelerated, foreclose or direct Collateral Agent to foreclose on any Collateral or exercise any of the Banks' other material remedies after the occurrence of any Default unless such actions set forth in this clause (C) are
(i) reasonably susceptible of being rescinded without materially and adversely affecting the other Banks or any of the Collateral if the other affected Banks should elect to have the Administrative Agent rescind them or (ii) actions that the Administrative Agent, acting reasonably in light of the circumstances then prevailing and known to the Administrative Agent, shall deem necessary or appropriate to take on an urgent basis in order to protect or preserve Collateral or to protect the rights or interests of the Banks. Each Bank hereby
(i) authorizes Administrative Agent to execute and deliver the Warehouse Pledge Agreement and to appoint Bank One, Texas, N.A., to act as collateral agent and representative (within the meaning of Section 9.105(13) of the UCC) for each Bank under the Warehouse Pledge



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Agreement, the Servicing Rights Security Agreement, the Receivables Security
Agreement and the Stock Pledge Agreements and (ii) authorizes Administrative Agent and Collateral Agent to release Collateral as expressly provided in this Agreement.

         Section 9.2 Employment of Others by the Administrative Agent. The Administrative Agent may execute and perform any of its duties under the Loan Documents by or through agents other than (a) either Obligor or (b) any of such Obligor's Affiliates or (c) any of such Obligor's attorneys, and shall be entitled to rely (and shall be protected in reasonably relying) on the advice of such agents and attorneys concerning all matters pertaining to its duties under the Loan Documents, and, except as otherwise provided in Section 9.3 no Agent shall be responsible for the negligence or misconduct of any such agents and attorneys selected by it with reasonable care. Each Bank recognizes and understands that if neither the Administrative Agent nor the Collateral Agent shall service any Collateral consisting of loans secured by mortgages and neither Administrative Agent nor Collateral Agent, as applicable, has adequate facilities (and neither the Administrative Agent nor the Collateral Agent shall have any obligation to develop adequate facilities) to service such Collateral, and that after the occurrence of any Default, it will be necessary for the Administrative Agent or Collateral Agent, as applicable, to contract with a third party to service such Collateral and the fees to be paid for such services will be treated as expenses payable out of the income and proceeds realized from such Collateral having priority over other applications of such income and proceeds pursuant to the Loan Documents. The Administrative Agent will identify any such servicing agent selected by the Administrative Agent or Collateral Agent for such purpose by written notice to the Banks, and may engage and continue to employ such servicing agent unless and until the Majority Banks notify the Administrative Agent in writing that they disapprove of such servicing agent so selected, in which event the Administrative Agent shall promptly engage such other servicing agent as shall be approved in writing by all of the Banks (including GFB) and replace the servicing agent so originally selected.

         Section 9.3 No Liability. Except in the case of its, his or her own (or own agent's) fraud, gross negligence or willful misconduct, IT BEING SPECIFICALLY INTENDED THAT THE RELEASED PERSONS (AS DEFINED BELOW) BE HEREBY RELEASED FROM LIABILITY FOR THEIR OWN SIMPLE NEGLIGENCE, the Administrative Agent, the Collateral Agent, Banc One Capital Markets, Inc., as Syndication Agent, and their respective Affiliates and their and each of their Affiliates' officers, shareholders, directors, employees and agents, the Banks and their respective shareholders, directors, officers, employees, attorneys and agents (collectively, the "Released Persons") shall not be (a) liable for any action taken or omitted to be taken by such Released Person (1) under the Loan Documents in good faith and believed by such Released Person to be within the discretion or power conferred upon such Released Person by the Loan Documents or (2) with the consent or at the request of the Banks or (b) responsible for consequences of any error of judgment. The Administrative Agent, Collateral Agent, their Affiliates and its and each of Affiliates' officers, shareholders, directors, employees and agents shall not be responsible in any manner to anyone for (1) the effectiveness, enforceability, legality, genuineness, sufficiency, validity, due execution, filing, registration or recording of any of the Loan Documents, (2) any representation, warranty, document, certificate, report or statement made or furnished in, under



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or in connection with the Loan Documents other than its own representation, warranty, certificate, report or statement furnished to one or more Banks in or pursuant to any of the Loan Documents, whether deemed given pursuant to another provision of this Agreement or given in a separate writing (and no certificate, report or statement so furnished that is prepared in reliance upon information furnished by either Obligor or any source other than the Administrative Agent itself shall be construed to be a certification, confirmation, guaranty or undertaking of any kind by the Administrative Agent of the correctness or completeness of any of the information so relied upon by the Administrative Agent), (3) the value of any of the Collateral, (4) except to the extent the Administrative Agent or the Collateral Agent is required to hold Collateral or take or perform any other action with respect to it in accordance with this Agreement and all other Loan Documents and which action is required for such perfection, the perfection of any Lien on any Collateral or (5) any delay, error, omission or default of any third party mail, telegraph, telecopy, electronic mail, cable or wireless agency or operator. Except for its obligations to make the examinations and determinations required to enable the Administrative Agent to make the statements which the Administrative Agent will be deemed to make to the Banks from time to time pursuant to Section 9.17 of this Agreement by giving notices to Banks of Loan Requests, the Administrative Agent shall not be under any obligation to anyone to (a) ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of any of the Loan Documents on the part of either Obligor or any other Person or (b) inspect the Property (including the books and records) of either Obligor.

         Section 9.4 Reliance. Each Agent shall be entitled to rely (and shall be fully protected in reasonably relying) upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order or other document or conversation believed by it, him or her to be genuine and correct and to have been signed or made by the proper Person. Each Agent shall not be required in any way to determine the identity or authority of any Person delivering or executing the same. If any order, writ, judgment or decree (an "Order") shall be made or entered by any court affecting the rights, duties and obligations of either Agent under the Loan Documents, then and in any of such events such Agent is authorized, in its sole discretion, to rely upon and comply with such Order; and if such Agent complies with any such Order, then such Agent shall not be liable to any Bank or to any other Person by reason of such compliance, even though such Order may be subsequently reversed, modified, annulled, set aside, held inapplicable or vacated.

         Section 9.5 Qualifications of the Administrative Agent. The Administrative Agent shall at all times be either a Bank, a commercial bank, a federal savings bank or trust company organized and doing business under the Laws of the United States of America or any state, district or territory of it authorized under such Laws to exercise corporate trust powers, having a combined capital and unimpaired surplus of at least $50,000,000 and subject to supervision or examination by Federal, state, district or territorial authority. The Administrative Agent shall have an office and place of business in Dallas, Texas, if there is such a Bank, commercial bank, federal savings bank or trust company willing and able to act as the Administrative Agent on reasonable and customary terms. If such Bank, commercial bank, federal savings bank or trust company publishes reports of conditions at least annually, pursuant to applicable Law or to the



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requirements of the aforesaid supervising or examination authority, then for the purposes of this Section, the combined capital and unimpaired surplus of such Bank, commercial bank, federal savings bank or trust company shall be deemed to be its combined capital and unimpaired surplus as set forth in its most recent report of condition so published. In case the Administrative Agent shall cease at any time to be eligible in accordance with the provisions of this Section, the Administrative Agent shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 9.6 Resignation of the Administrative Agent. The Administrative Agent, or any agent or agents hereafter appointed, at any time may resign by giving written notice of resignation to the Obligors and the Banks and complying with the applicable provisions of this Section. The Administrative Agent may be removed in accordance with the applicable provisions of Section 9.7 and with written notice to the Obligors. Upon receiving such notice of resignation or removal, a successor Administrative Agent shall be promptly appointed by unanimous action of the Banks (including
GFB) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Administrative Agent and one copy to the successor Administrative Agent. If no successor Administrative Agent shall have been so appointed and have accepted the appointment within thirty (30) days after such notice of resignation, then the resigning Administrative Agent may appoint a successor Administrative Agent, which shall itself be subject, however, to removal by the Banks (other than any Bank which is then the Administrative Agent) without cause (i.e., notwithstanding the conditions to removal of the Administrative Agent stated in Section 9.7) upon thirty (30) days' written notice, provided that the removing Banks designate another successor Administrative Agent in such notice -- or in a separate written notice given on or before five (5) days thereafter -- to the Administrative Agent being removed. If the resigning Administrative Agent does not appoint a successor Administrative Agent as provided in the preceding sentence, then the resigning Administrative Agent or the Banks (other than any Bank which is then the Administrative Agent) may petition any appropriate court for the appointment of a successor Administrative Agent. After such notices, if any, as it may deem proper and prescribe, such court may appoint a successor Administrative Agent.

         Section 9.7 Removal of the Administrative Agent. If (a) the Administrative Agent shall cease to be eligible in accordance with the provisions of Section 9.6 and shall fail to resign after written request therefor by the Banks (other than any Bank which is then the Administrative Agent), or (b) a receiver of it or of its Property shall be appointed by any Governmental Authority, of competent jurisdiction and shall take charge or control of its Property or affairs for the purpose of rehabilitation, conservation or liquidation, or (c) the Administrative Agent shall be grossly negligent in the performance of its material duties and obligations under this Agreement or other Loan Documents or engage in willful misconduct concerning any such material duties and obligations, then, in any such case, the other Banks may remove the Administrative Agent and appoint a successor by written instrument, in duplicate, one copy of which shall be delivered to the Administrative Agent so removed and one copy to the successor Administrative Agent; or the Banks may petition any court of competent jurisdiction for the removal of the Administrative Agent and the appointment of a successor Administrative Agent. After such notice, if any, as it



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may deem proper and prescribe, such court may remove the Administrative Agent and appoint a successor Administrative Agent.

         Section 9.8 Effective Date of Resignation or Removal. No resignation or removal of the Administrative Agent shall be effective until (a) a successor Administrative Agent is appointed pursuant to the provisions of this Agreement and has accepted the appointment as provided in this Agreement, with a copy of such acceptance to be provided by the successor Administrative Agent to the predecessor Administrative Agent, the Obligors and the Banks (but no notice to any other Person shall be required), and (b) the resigning or removed Administrative Agent has taken such actions, and the resigning or removed Administrative Agent agrees to take any and all such actions as may be necessary or appropriate to substitute the successor Administrative Agent hereunder, and resigning or removed Agent aggress to take any and all such actions as the successor Administrative Agent may reasonably request. Each Bank shall be responsible, Ratably, for its share of all reasonable expenses of the resigning or removed Administrative Agent and of the successor Administrative Agent incurred in connection with the actions to be taken in accordance with the provisions of this Section. No successor Administrative Agent shall accept appointment as provided in this Section unless at the time of such acceptance such successor Administrative Agent shall be eligible under the provisions of
Section 9.6.

         Section 9.9 Successor Agent. Any successor Administrative Agent appointed as provided in this Article shall execute and deliver to the Obligors and to its predecessor Administrative Agent an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Administrative Agent shall become effective and such successor Administrative Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of its predecessor, with like effect as if originally named as the Administrative Agent; provided that upon the written request of the Obligors or the successor Administrative Agent, the Administrative Agent ceasing to act shall execute and deliver (a) an instrument transferring to such successor Administrative Agent all of the rights of the Administrative Agent so ceasing to act and (b) to such successor Administrative Agent such instruments as are necessary to transfer the Collateral to such successor Administrative Agent (including assignments of all Collateral or Collateral documents). Upon the request of any such successor Administrative Agent made from time to time, the Obligors shall execute any and all papers which the successor Administrative Agent shall request or require to more fully and certainly vest in and confirm to such successor Administrative Agent all such rights. No successor Administrative Agent shall accept appointment as provided in this Section unless at the time of such acceptance such successor Administrative Agent shall be eligible under the provisions of Section 9.6.

         Section 9.10 Merger of the Administrative Agent. Any Person into which the Administrative Agent may be merged or converted or with which it may be consolidated, or any Person surviving or resulting from any merger, conversion or consolidation to which the Administrative Agent shall be a party or any Person succeeding to the commercial banking



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business of the Administrative Agent, shall be the successor Administrative
Agent without the execution or filing of any paper or any further act on the part of any of the parties.

         Section 9.11 Banks' Credit Decisions. Each Bank acknowledges that it has, independently and without reliance upon Administrative Agent or any other Bank in full compliance with Bank's responsibilities under all applicable Governmental Requirements (including but not limited to the due diligence requirements of Banking Circular 181 promulgated by the Office of the Comptroller of the Currency) based on its own commercial lending expertise has made its own analysis of Obligor and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Loan Documents. Each Bank as a sophisticated commercial lender has based its decision to make the Loan upon a complete analysis of each Obligor's credit quality, the value and lien status of Collateral and the Loan Documents, conducted at the same level of due diligence that Bank would undertake if it alone were making the Loan. Each Bank also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents. Each Bank's Loan is a commercial loan transaction made in the ordinary course of Bank's business, about which Bank, as a commercial lender, is fully informed and actively involved on a daily basis. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Bank or the Obligor referring to the Loan Documents, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event the Administrative Agent receives such notice, the Administrative Agent shall give notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Default or Event of Default as directed by the number of Banks required for such action.

         Section 9.12 Indemnification. Each Bank agrees to indemnify Administrative Agent, its Affiliates and each of its Affiliates' officers, shareholders, directors, employees and agents (to the extent not reimbursed by Obligor within ten (10) days after demand) Ratably, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section, collectively, "LIABILITIES AND COSTS") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against Administrative Agent, in its capacity as Administrative Agent, growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents, and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ADMINISTRATIVE AGENT, PROVIDED ONLY THAT NO BANK SHALL BE OBLIGATED UNDER THIS SECTION TO INDEMNIFY ADMINISTRATIVE AGENT FOR THAT PORTION, IF ANY, OF ANY LIABILITIES AND



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COSTS WHICH IS PROXIMATELY CAUSED BY ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR
WILLFUL MISCONDUCT, AS DETERMINED IN A FINAL JUDGMENT. Cumulative of the foregoing, each Bank agrees to reimburse Administrative
Agent promptly upon demand, ratably, for any costs and expenses to be paid to Administrative Agent by any Obligor under Section 10.7 to the extent that Administrative Agent is not timely reimbursed for such expenses by Obligors as provided in such section.

         Section 9.13 Rights as Bank. In its capacity as a Bank, Administrative Agent shall have the same rights and obligations as any Bank and may exercise such rights as though it were not Administrative Agent. Administrative Agent may accept deposits from, lend money to, act as Trustee under indentures of, and generally engage in any kind of business with Obligor or its Affiliates, all as if it were not Administrative Agent hereunder and without any duty to account therefor to any other Bank.

         Section 9.14 Benefit of Article IX. The provisions of this Article are intended solely for the benefit of the Agents and Banks, and the Obligors shall not be entitled to rely on any such provision or assert any such provision in a claim or defense against Agents or any Bank. Agents and Banks may waive or amend such provisions as they desire without any notice to or consent of Obligor.

         Section 9.15 NO REPRESENTATIONS. BANKS ACKNOWLEDGE AND AGREE THAT ADMINISTRATIVE AGENT HAS MADE NO REPRESENTATION OR WARRANTY, WRITTEN OR ORAL, EXPRESS OR IMPLIED, REGARDING THE ACCURACY OR COMPLETENESS OF ANY INFORMATION RELATING TO OBLIGOR OR THE COLLATERAL INCLUDING BUT NOT LIMITED TO THE CREDITWORTHINESS OF OBLIGORS OR ANY OBLIGOR, OR THE CONDITION OR COLLECTABILITY OF ANY ASSET. ADMINISTRATIVE AGENT AND ITS DIRECTORS, OFFICERS, ADMINISTRATIVE AGENTS, ATTORNEYS, EMPLOYEES, REPRESENTATIVES AND AFFILIATES SHALL HAVE NO LIABILITY TO ANY BANK OR ANY OTHER PERSON RESULTING FROM ANY SUCH INFORMATION.

         Section 9.16 Participation; Assignment.

                  (a) Each Bank reserves the rights (1) with notice to the Obligors, the Administrative Agent and the other Banks, to sell to any bank, savings and loan, savings bank, credit union, other deposit-taking financial institution or commercial lending institution, participations in all or any part of such Bank's Loans, Notes, Warehouse Line Commitment, and (2) with or without notice to the Obligors to pledge any or all of its interests under any or all of the Facilities to a Federal Reserve Bank provided, that no Bank (other than Bank One) may assign any portion of its commitment until the earlier of (i) the date upon which Bank One's commitment has been reduced to $75,000,000 or (ii) 120 days following the effective date hereof (the "Secondary Syndication"). Participants shall have no rights under the Loan Documents other than certain voting rights as provided below. Each Bank shall be entitled to obtain (on



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behalf of its participants) the benefits of this Agreement with respect to all participants in its Loans outstanding from time to time; provided, that the Obligors shall not be obligated to pay any amount in excess of the amount that would be due to such Bank calculated as though no participation had been made. No Bank shall sell any participating interest under which the participant shall have any rights to approve any amendment, modification or waiver of any Loan Documents, except to the extent such amendment, modification or waiver (1) extends the due date for payment of any amount in respect of principal, interest or fees due under the Loan Documents or (2) reduces the interest rate or the amount of principal or fees applicable to the Loan. In those cases (if any) where a Bank grants rights to any of its participants to approve amendments, modifications or waivers of any Loan Documents pursuant to the immediately preceding sentence, such Bank must include a voting mechanism as to all such approval rights in the relevant participation agreement(s) whereby a readily-determinable fraction of such Bank's portion of the Facilities under this Agreement (whether held by such Bank or participated) shall control the vote for all of such Bank's portion of such Facilities; provided, that if no such voting mechanism is provided for or is fully and immediately effective, then the vote of such Bank itself shall be the vote for all of such Bank's portion of such Facilities. Except in the case of the sale of a participating interest to a Bank, the relevant participation agreement shall not permit the participant to transfer, pledge, assign, sell any subparticipation in or otherwise alienate or encumber its participation interest in such Facilities.

                  (b) Each Bank shall have the right to sell, assign or transfer all or any part of such Bank's Warehouse Note, Loans Warehouse Line Commitment and the associated rights and obligations under all Loan Documents to one or more financial institutions; provided, that no Bank (other than Bank
One) may assign any portion of its commitment until the earlier of (i) the date upon which Bank One's commitment has been reduced to $75,000,000 or (ii) 120 days following the effective date hereof, and provided further that each such sale, assignment, or transfer to any Person other than another Bank shall be with the reasonable consent of the Collateral Agent, the Administrative Agent and, so long as no Potential Default or Default has occurred and is continuing, the Obligors, and the assignee, transferee or recipient shall have, to the extent of such sale, assignment, or transfer, the same rights, benefits and obligations as it would if it were such Bank and a holder of such Warehouse Note, including, without limitation, the right to vote on decisions requiring consent or approval of all Banks or Majority Banks and the obligation to fund its Funding Share of any Loan directly to Administrative Agent; provided further, that (i) each Bank in making each such sale, assignment, or transfer must dispose of a pro rata portion of each Loan made by such Bank, (ii) each such sale, assignment, or transfer shall be in a principal amount not less than $10,000,000, or the entire amount of Bank's Funding Share, if less than $10,000,000, (iii) each Bank shall at all times maintain Loans then outstanding in an aggregate amount at least equal to $10,000,000 (unless Bank transfers 100% of its Percentage Share), (iv) each Bank may not offer to sell its Warehouse Note and Loan or interests therein in violation of any securities laws, and (v) no such assignments shall become effective until the assigning Bank delivers to Administrative Agent an Assignment and Assumption Agreement in the form of Exhibit E, appropriately completed. An assignment fee in the amount of $3,000 for each such assignment will be payable to Administrative Agent by assignor or assignee. Within five (5) Business Days after its receipt of notice that the Administrative Agent has received



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copies of the completed Assignment and Acceptance, the assignee Bank shall notify Obligors of the outstanding principal balance of the Warehouse Note payable to such Bank and Obligors shall execute and deliver to Administrative Agent (for delivery to the relevant assignee) new Warehouse Notes evidencing such assignee's assigned Loan and, if the assignor Bank has retained a portion of its Loan, a replacement Warehouse Note in the principal amount of the Loan retained by the assignor Bank (such Warehouse Note to be in exchange for, but not in payment of, the Warehouse Note held by such Bank).

                  (c) If any interest in the Facility is so transferred to any Person that is organized under the Laws of any jurisdiction other than the United States of America or any State, the transferor Bank shall cause such Person, concurrently with the effectiveness of such transfer, (1) to represent to the transferor Bank (for the benefit of the transferor Bank, the Administrative Agent, the other Banks and the Obligors) that under applicable Laws no taxes will be required to be withheld by the Administrative Agent, the Obligors or the transferor Bank with respect to any payments to be made to such Person in respect of the Facility, (2) to furnish to each of the transferor Bank, the Administrative Agent and the Obligors two duly completed copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Person claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (3) to agree (for the benefit of the transferor Bank, the other Banks, the Administrative Agent and the Obligors) to provide the transferor Bank, the Administrative Agent and the Obligors a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable United States Laws and amendments duly executed and completed by such Person and to comply from time to time with all applicable Laws with regard to such withholding tax exemption.

         Section 9.17 Loan Requests; Payments. By giving notice to the applicable Banks of a Loan Request, the Administrative Agent shall be deemed to state to them that (a) the Administrative Agent has examined the Loan Request and its attachments, including any listing provided of any Collateral proposed to be borrowed against under the Loan Request, and has determined that the Loan Request and its attachments appear to comply with the requirements of this Agreement for the form and content of the Loan Request and any required attachments (including requirements for the Obligors' representations concerning Collateral value of Collateral furnished to induce and support the Loan requested and the borrowing Obligor's representations and calculations concerning mathematical relationships between Loan amounts and Collateral value). In conjunction with the performance of its duties under the Loan Documents, the Administrative Agent shall bill and collect all principal and interest payments on the Warehouse Notes, the Warehouse Facility Fee, and Pool sales proceeds (including proceeds of sales of MBSs created from Pools), plus all other amounts due to the Banks on account of this Agreement and all other Loan Documents. Upon receipt of any payment due under the Warehouse Line, the Administrative Agent shall transfer each other applicable Bank's share to it by federal funds wire transfer (or by such other method as may be agreed upon between the Administrative Agent and such other Bank) as soon as practicable. If the Administrative Agent receives such sums at or before 11:30 a.m. on a Business Day and the Administrative Agent fails



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
without a valid excuse to initiate a wire transfer (or to initiate such other method of transferring such funds as the Administrative Agent and such other Bank have agreed upon) on the same Business Day to any Bank of its portion of such payment received, then the Administrative Agent shall be obligated to pay interest on them to the Bank to which they are due from the day when they should have been transferred to the day when they are transferred at the Federal Funds Effective Rate. Should any payment owed under the Loan Documents become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. To the extent any such Bank contracts for charges, reserves or receives interest in excess of the Ceiling Rate, such Bank hereby indemnifies the Administrative Agent, its Affiliates and its and each of its Affiliates' officers, shareholders, directors, employees and agents, and the other Banks, and agrees to hold each harmless, from and against any and all liabilities, losses, damage, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever that may be imposed on, asserted against or incurred by the Administrative Agent, its Affiliates and its and each of its Affiliates' officers, shareholders, directors, employees and agents, or the other Banks in any way relating thereto, including reasonable attorneys' fees.

         Section 9.18 Application of Collateral Proceeds. All realizations and proceeds of Collateral ("Collateral Proceeds") for the Facilities shall be applied (a) first, to the costs (including attorneys' fees, appraisal costs and other expenses related to the preparation of the Collateral for sale) incurred by the Administrative Agent and the Collateral Agent in obtaining such Collateral Proceeds, or otherwise owing to the Administrative Agent or the Collateral Agent under the Loan Documents; (b) second, in accordance with
Section 4.2 or 4.3, as applicable; (c) third, to the payment of all other unreimbursed expenses of the Administrative Agent, the Collateral Agent and the Banks under the Loan Documents, Ratably, in accordance with such expenses and
(d) fourth, to the Obligors or another Person, as their interest may appear. The Collateral Agent shall not be permitted to credit bid with respect to any foreclosure sale of the Collateral without the consent of all of the Banks. No Bank bidding at a foreclosure of the Collateral for any Facility may include in the amount of its bid an amount to be applied as a credit to such Bank's Warehouse Note; instead, each Bank may bid (if it elects to bid) in cash only.

         Section 9.19 Information Concerning Other Banks. From time to time, at the request of any Bank, the Administrative Agent will advise the requesting Bank of (a) the identity of each Bank under this Agreement as of the date of such request, (b) the amount of each Bank's Warehouse Line Commitment and the amounts funded by any such Bank under such commitments and (c) any default by such Bank of any of its obligations under this Agreement or the other Loan Documents and the nature of such default.

         Section 9.20 Expense Reimbursement. If the Obligors shall fail to reimburse the Administrative Agent within thirty (30) days of a request therefor, as provided in any Loan Document, for any expenses incurred by the Administrative Agent in connection therewith that


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the Obligors are required to reimburse, then each of the Banks shall pay,
Ratably, its share of such expenses, plus interest at the Federal Funds Effective Rate from the date of expenditure until paid; provided that in the event that the Administrative Agent subsequently receives payment from the Obligors for such expenses, the Administrative Agent shall (if no other amounts are then due and owing to the Administrative Agent hereunder) pay, Ratably, to the Banks its share of such payment. Any Bank's failure to pay, Ratably, to the Administrative Agent that Bank's share of any expenses shall not in itself relieve any other Bank of its obligation to pay, Ratably, the Administrative Agent that other Bank's share of those (or any other) expenses, although no Bank shall be responsible or liable for any other Bank's failure to pay.

         Section 9.21 Rights of Individual Banks. No Bank other than the Administrative Agent shall have any right by virtue (or by availing itself) of any provision of the Loan Documents to institute any action or proceedings at Law or in equity or otherwise (excluding any actions in bankruptcy) upon or under or with respect to the Loan Documents or for the appointment of a receiver or for any other remedy without the prior written approval of the other Banks. Further, no Bank or Person other than the Administrative Agent shall take any such action unless and until, after a Default has occurred and before the Administrative Agent has declared in writing that it has been cured or waived (the Administrative Agent's authority to make such a declaration being, subject to the final proviso of Section 9.1 above):

         the Banks (other than the Administrative Agent) have:

                  given a written direction to the Administrative Agent that the Administrative Agent institute such action or proceedings in its own name as Administrative Agent under this Agreement;

                  not subsequently revoked such written direction or given any other or further direction inconsistent with such direction; and

                  offered to the Administrative Agent such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; and

the Administrative Agent, after its receipt of such request and offer of indemnity and after having been given a reasonable opportunity to do so, shall have failed to so institute such action or proceedings or stated that it refuses to do so. In addition, the parties to this Agreement intend and mutually covenant that no one or more Banks or other holders of Warehouse Notes shall have any right in any manner whatever to affect, disturb or prejudice the rights of any other Bank--or holder of any other Warehouse Note or to obtain or seek to obtain priority over or preference to any other such Bank or holder, or to enforce any right under this Agreement and all other Loan Documents, except
(a) in the manner provided in this Agreement and (b) Ratably, for the common benefit of all Banks under this Agreement. For the protection and enforcement of the provisions of this Section, each and every Bank and the Administrative Agent shall be entitled to such relief as can be given either at Law or in equity.




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
         Section 9.22 Notice to the Administrative Agent. Should any Potential Default or Default occur and be continuing, any Bank that becomes aware of it shall promptly notify the Administrative Agent of its existence. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Default hereunder unless the Administrative Agent has received notice of such Potential Default or Default from any Bank pursuant to this Section or from either Obligor. In the event the Administrative Agent receives such notice, the Administrative Agent shall give notice thereof to Banks. The Administrative Agent shall take such action with respect to such Potential Default or Default as directed by the number of Banks required for such action.

         Section 9.23 No Partnership. Neither the execution and delivery of this Agreement or any of the other Loan Documents nor any interest that the Banks, the Administrative Agent or any of them may now or hereafter have in all or any part of the Collateral shall create or be construed as creating a partnership, joint venture or other joint enterprise between the Banks or among any of the Banks and the Administrative Agent. The relationship between the Banks, on the one hand, and the Administrative Agent on the other, is and shall be that of principals and Administrative Agent only, and nothing in this Agreement or any of the other Loan Documents shall be construed to constitute the Administrative Agent as trustee or other fiduciary for any Bank or to impose on the Administrative Agent any duty, responsibility or obligation other than those expressly provided for herein and therein.

         Section 9.24 Amendments and Modifications. Without the written consent of all of the Banks, including GFB, the Administrative Agent shall not agree to any amendments or modifications to the Loan Documents, or grant a written waiver of any provision of them, the effect of which would be to (a) change the amount or the due date of any required payment of principal or accrued interest or any fees, (b) extend the maturity date of any Warehouse Note, (c) change any sharing ratio applicable to the Banks under this Agreement, (d) change the several nature of the Banks' respective obligations to make Loans this Agreement, (e) change the conditions precedent to any Facility, (f) release Collateral other than pursuant to the express provisions of this Agreement, (g) amend this Section or the definition of "Majority Banks", (h) amend, or waive any violation of, the provisions of Section 8.11, (i) amend the definition of "Eligible Mortgage Loan" or amend any defined term used within the definition of "Eligible Mortgage Loan" (provided that, with the approval of the Majority Banks, the Collateral Agent may temporarily waive or suspend one or more of this Agreement's eligibility requirements or conditions for a particular grouping of Mortgage Loans to qualify as Eligible Mortgage Loans where their failure to so qualify is beyond the Company's reasonable control and if the Collateral Agent believes at the time of such temporary waiver or suspension that the factors which apparently caused such disqualification will be eliminated in a reasonably short time), (j) permit either (1) Loans to be made or continued that are secured by Collateral that does not comply with the definition of "Eligible Mortgage" as of the Effective Date in an aggregate amount that exceeds the Collateral Agent's discretionary authority to permit such Loans in an aggregate amount of up to Five Million Dollars ($5,000,000),
(k) release the Guarantor from its obligations under the Guaranty, or (l) increase the amount of any Bank's Warehouse Line Commitment. Without the consent of the Majority Banks, neither the Administrative Agent nor the Collateral



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Agent shall agree to any other amendments or modifications to the Loan
Documents, or grant a written waiver of any other material provision of the Loan Documents; provided that any such amendment or waiver proposed by Administrative Agent or either Obligor shall be submitted to all Banks concurrently, even though the consent or approval of all Banks may not be required, and the Administrative Agent may proceed to make any such amendment or waiver that requires only the Majority Banks' approval when the Administrative Agent has obtained that approval even if not all Banks have yet responded to the Administrative Agent's proposal.

         Section 9.25 Replacement of Retiring Bank. If (i) any Bank has demanded compensation or indemnification, or if the Obligors otherwise have been required to make any payment to any Person pursuant to Section 3.7, or
(ii) any Bank has failed to make available all or any portion of its Funding Share of any Loan (and has not cured the failure), (iii) any Bank has notified the Administrative Agent or the Obligors that such Bank does not intend to comply with its obligations under any or all of Section 2.2 following, the appointment of a receiver or conservator with respect to such Bank at the direction or request of my regulatory agency or authority or (iv) any Bank has failed to consent to a proposed amendment, waiver, discharge or termination or which, pursuant to the terms of Section 9.24 or any other provision of any Loan Documents, requires the consent of all Banks and with respect to which the Majority Banks have consented, the Obligors shall have the right, if no Default has occurred that has not been cured and if no Event of Default has occurred that the Administrative Agent has not declared in writing to have been cured or waived, to replace such Bank with a Replacement Bank. The replacement of a Retiring Bank pursuant to this Section 9.25 shall be effective on the tenth
(10th) Business Day (the "Replacement Date") following the date of notice of such replacement to the Retiring Bank and each Continuing Bank through the Administrative Agent, subject to satisfaction of the following conditions:

                  (a) the Retiring Bank and the Replacement Bank shall have satisfied the conditions to assignment and assumption set forth in Section 9.16 and, in connection therewith, the Replacement Bank(s) shall pay to the Retiring Bank an amount equal in the aggregate to the sum of (x) the principal of all of the Retiring Bank's outstanding Loans, together with all accrued interest thereon and (y) the Retiring Bank's share of any accrued fees under this
Agreement: and

                  (b) the Obligors shall have paid to the Administrative Agent for the account of the Retiring Bank an amount equal to all obligations owing, to the Retiring Bank by the Obligors (other than those obligations of the Obligors owing but not yet due that are referred to in Section 9.25(a) immediately above).

         Section 9.26 Replacement Banks Replace Retiring Banks. On the Replacement Date, each Replacement Bank that is a New Bank shall become a Bank and the Retiring Bank shall cease to be a Bank; provided that this Agreement shall continue to govern the rights and obligations of a Retiring Bank with respect to any Loans made or any other actions taken by such Retiring Bank while it was a Bank.




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         Section 9.27 Termination of Retiring Bank's Commitment. In lieu of the foregoing, upon the express written consent of Continuing Banks who are the holders of at least sixty-six and two-thirds percent (662/3%) of that portion of the outstanding principal of the Loan held by Continuing Banks, the Obligors shall have the right to terminate the Commitment of a Retiring Bank in full. Upon payment by the Obligors to the Administrative Agent for the account of the Retiring Bank of an amount equal to the sum of (i) the aggregate principal amount of all Loans held by the Retiring Bank and (ii) all accrued interest, fees and other amounts owing to the Retiring Bank pursuant to this Agreement and the other Loan Documents, such Retiring Bank shall cease to be a Bank hereunder; provided that the provisions of this Agreement shall continue to govern the rights and obligations of a Retiring Bank with respect to any Loans made or any other actions taken by such Bank while it was a Bank.

         Section 9.28 Syndication Agent. Banc One Capital Markets, Inc., as Syndication Agent, shall have no obligations except as expressly stated in this Agreement.


                           ARTICLE 10. MISCELLANEOUS

         Section 10.1 No Waiver. No waiver of any Default or Potential Default shall be deemed to be a waiver of any other Default or Potential Default. No failure to exercise or delay in exercising any power or right under any Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between (a) the Obligors and (b) the Agent or any Bank, shall operate as a waiver of any rights of any of the Banks. Except for amendments, modifications and waivers made pursuant to Section 9.23, no amendment, modification or waiver of any provision of this Agreement, any Warehouse Note or any other Loan Documents nor consent to any departure therefrom shall be effective against any affected Bank unless it is in writing and signed by that affected Bank (or, unless prohibited by this Agreement, by the Agent acting on behalf of that affected Bank), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Obligors or any other Person shall entitle the Obligors or any other Person to any other or further notice or demand in similar or other circumstances.

         Section 10.2 Notices. Notices under the Loan Documents shall be in writing and either (a) delivered against a receipt therefor; (b) mailed by registered or certified mail, return receipt requested, postage prepaid, or (c) sent by telefax, telex or telegram, in each case addressed as follows:




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                           (1) If to either Obligor, to:

                           New America Financial, Inc. c/o
                           Harbor Financial Mortgage Corporation
                           3131 Turtle Creek Blvd., Suite 1300
                           Dallas, Texas  75219
                           Attention: Rick R. Hagelstein
                           Telephone: (214) 599-2300
                           Telecopy:  (214) 599-2495

                           (2) If to the Administrative Agent or GFB, to:

                           Guaranty Federal Bank, F.S.B.
                           8333 Douglas Avenue, Suite 1100
                           Dallas, Texas  75225
                           Attention: Brian Hilberth
                           Telephone: (214) 360-1968
                           Telecopy:  (214) 360-1660

                           (3) If to another Bank, as provided in the
Commitments Schedule.

or to such other address as a party may by notice hereunder designate. Notices given by postage prepaid certified or registered U.S. mail shall be deemed to have been given two (2) Business Days after being mailed; notices given by other means shall be effective only when actually received (in the case of notices to either Obligor) in such Obligor's offices or (in the case of notices to the Agent or GFB) by a Vice President of GFB's Mortgage Finance Group or another officer in that group or (in the case of notices to any other Bank) by the officer of that Bank named on the Commitments Schedule or another officer in the named officer's group at that Bank.

         Section 10.3 Governing Law, Jurisdiction and Venue. Except as otherwise stated therein or required by applicable Law, each of the Loan Documents shall be deemed to be a contract under the Laws of the State of Texas and of the United States of America and shall be construed and enforced in accordance with such Laws. Each of the Obligors hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts of the State of Texas and agrees and consents that service of process may be made upon it in any proceeding arising out of this Agreement or any of the other Loan Documents by service of process as provided by Texas Law. Each of the Obligors hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the this Agreement or any of the other Loan Documents brought in the District Court of Dallas County, State of Texas, or in the United States District Court for the Northern District of Texas, Dallas Division, and hereby further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Obligors further (a) agrees to designate and maintain an



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agent for service of process in the City of Dallas in connection with any such suit, action or proceeding and to deliver to the Agent evidence thereof and (b) irrevocably consents to the service of process out of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to each of the Obligors at its address set forth herein. Nothing herein shall affect the right of the Agent or any Bank to commence legal proceedings or otherwise proceed against either Obligor in any jurisdiction or to serve process in any manner permitted by applicable Law. Each of the Obligors hereby irrevocably agrees that any proceeding against the Agent or any Bank arising out of or in connection with this Agreement or the other Loan Documents shall be brought in the district courts of Dallas County, Texas, or in the United States District Court for the Northern District of Texas, Dallas Division, if such relevant court has jurisdiction.

         Section 10.4 Survival; Successors and Assigns. All representations, warranties, covenants and agreements made by either Obligor in connection herewith shall survive the execution and delivery of the Loan Documents, shall not be affected by any investigation made by any Person and shall bind each of the Obligors and its successors, trustees, receivers and assigns and shall benefit the Agent, the Banks and their respective participants and other holders of any of the Obligors' Obligations under the Loan Documents and their respective successors and assigns; provided, that the undertaking of the Banks under this Agreement or any of the other Loan Documents to make loans and extend other benefits of the Facility to the Obligors shall not inure to the benefit of any successor, trustee, receiver or assign of any such Obligor. Subject to such proviso, all references in the Loan Documents to either Obligor, the Agent or any Bank shall include the successors, trustees, receivers and assigns of such party. In the event any Bank sells participations or other rights or interests in any Warehouse Note or other indebtedness or obligation incurred pursuant to this Agreement or any of the other Loan Documents to other lenders, each of such other lenders shall have the rights to set off against such indebtedness and similar rights or Liens to the same extent as may be available to that Bank.

         Section 10.5 Counterparts. This Agreement may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute one and the same agreement,

         Section 10.6 Usury Not Intended; Credit or Refund of Any Excess Payments. It is the intent of each of the Obligors, the Agent and the Banks in the execution and performance of this Agreement and the other Loan Documents to contract in strict compliance with the applicable usury laws of the State of Texas and the United States of America from time to time in effect. In furtherance of that purpose, each of the Obligors, the Agent and the Banks stipulate and agree that none of the terms and provisions contained in this Agreement or the other Loan Documents shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate in excess of the Ceiling Rate and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged, taken, reserved or received under this Agreement or any of the other Loan Documents. In the event that the maturity of any Warehouse Note is accelerated by reason of



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any election of its holder resulting from any Default or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum nonusurious amount permitted by applicable Law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on such Warehouse Note (or, if such Warehouse Note shall have been paid in full, refunded to the payor of such interest). The provisions of this Section shall control over all other provisions of this Agreement, the Warehouse Notes and the other Loan Documents which may be in apparent conflict herewith. In the event any Bank or other holder of any of such Warehouse Notes shall collect monies which are deemed to constitute interest at a rate in excess of the Ceiling Rate then in effect, all such sums deemed to constitute interest in excess of the Ceiling Rate shall be immediately returned to their payor (or, at the option of the holder of the Warehouse Notes, credited against the unpaid principal of the Warehouse Notes) upon such determination.

         Section 10.7 Expenses. Whether or not the transactions contemplated by this Agreement shall be consummated, the Obligors, jointly and severally, agree to pay (a) all legal fees incurred by the Administrative Agent and Collateral Agent in connection with the preparation, negotiations and execution of this Agreement, the Warehouse Notes and the other Loan Documents; (b) the legal fees actually incurred by each Bank (other than GFB) in reviewing this Agreement and the other Loan Documents; (c) all out-of-pocket expenses of the Banks (including the reasonable fees and expenses of counsel for the Banks) in connection with the filing, recording, refiling and rerecording of this Agreement and the other Loan Documents and in establishing, making, servicing, administering and collecting any of the Facility, findings and loans hereunder;
(d) any and all stamp, mortgage and recording taxes; (e) all other expenses incurred in the recording, filing, rerecording and refiling of any of the Loan Documents and all other documents or instruments of further assurance required or appropriate to be recorded, rerecorded, filed or refiled in appropriate recording or filing offices; (f) the costs of any title insurance or lien insurance in connection therewith; (g) all costs of preparation, execution and delivery of any and all amendments, modifications, supplements, consents, waivers or other documents or writings relating to the transactions contemplated by this Agreement (including reasonable attorneys' fees); and (h) all costs (including reasonable attorneys' fees) of the review of title opinions, security opinions and other legal opinions relating to the transactions contemplated in this Agreement or any of the other Loan Documents. Upon request, the Obligors, jointly and severally, agree to promptly reimburse the Agents or any Bank for all amounts expended by them, respectively, to satisfy any obligation of either Obligor under this Agreement or any other Loan Documents or to protect the Property or business of either Obligor or any of its Subsidiaries or to collect any of the Warehouse Notes, or to enforce the rights of any or all of the Agents or any Bank under this Agreement or any other Loan Documents, which amounts will include all court costs, attorneys' fees, fees of auditors and accountants and investigation expenses incurred by any of the Agents or any Bank in connection with any such matters, together with interest at a rate equal to the Stated Rate for LIBOR Rate Loans plus two percent (2%) on each such amount from the date that the same is expended, advanced or incurred by any of the Agents or any Bank until the date of reimbursement to the Agents or that Bank.

The obligations of the Obligors under this Section shall survive the expiration or termination of this Agreement.

         SECTION 10.8 INDEMNIFICATION. THE OBLIGORS, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY ADMINISTRATIVE AGENT AND EACH BANK, UPON DEMAND, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, FINES, ACTIONS, JUDGMENTS, SUITS, SETTLEMENTS, COSTS, EXPENSES OR DISBURSEMENTS (INCLUDING REASONABLE FEES OF ATTORNEYS, ACCOUNTANTS, EXPERTS AND ADVISORS) OF ANY KIND OR NATURE WHATSOEVER (IN THIS SECTION COLLECTIVELY CALLED "LIABILITIES AND COSTS") WHICH TO ANY EXTENT (IN WHOLE OR IN PART) MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ADMINISTRATIVE AGENT OR SUCH BANK GROWING OUT OF, RESULTING FROM OR IN ANY OTHER WAY ASSOCIATED WITH ANY OF THE COLLATERAL, THE LOAN DOCUMENTS AND THE TRANSACTIONS AND EVENTS (INCLUDING THE ENFORCEMENT OR DEFENSE THEREOF) AT ANY TIME ASSOCIATED THEREWITH OR CONTEMPLATED THEREIN (WHETHER ARISING IN CONTRACT OR IN TORT).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY BANK,

provided only that neither Administrative Agent nor any Bank shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including any Obligor or any of their Affiliates) ever alleges such gross negligence or willful misconduct by Administrative Agent or any Bank, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the terms "Administrative Agent" and "Bank" shall refer not only to each Person designated as such in this Agreement but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

         Section 10.9 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between (a) the Obligors and (b) the Agents and the Banks, relating to the subject matter hereof and thereof and supersede all prior proposals, agreements and understandings relating to such subject matter. The other Loan Documents are incorporated herein by reference; however, in the event and to the extent of any conflict or inconsistency, the provisions of this Agreement shall control.

         Section 10.10 Accounting Terms. All determinations of financial amounts on a consolidated basis shall make due allowance for minority interests.

         Section 10.11 Severability. Whenever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable Law. If any provision of any Loan Document shall be invalid, illegal or unenforceable in any respect under any applicable Law, the validity, legality and enforceability of the remaining provisions of such Loan Document shall not be affected or impaired thereby.

         Section 10.12 Domicile of Loan. The Banks may transfer and carry all or any part of the Loans at, to or for the account of any branch office or Affiliate.

         Section 10.13 Disclosures. Every reference in this Agreement and the other Loan Documents to disclosures of either Obligor to the Banks or the Agent in writing, to the extent that such references refer to disclosures at or prior to the execution of this Agreement, shall be deemed strictly to refer only to written disclosures delivered to them made in an orderly manner concurrently with the execution of this Agreement.

         SECTION 10.14 RELEASE OF TRANSACTION CLAIMS. EACH OBLIGOR HEREBY RELEASES, DISCHARGES AND ACQUITS FOREVER THE AGENT AND EACH BANK AND THEIR RESPECTIVE OFFICERS, DIRECTORS, TRUSTEES, AGENTS, EMPLOYEES AND COUNSEL (IN EACH CASE, PAST, PRESENT OR FUTURE) FROM ANY AND ALL TRANSACTION CLAIMS EXISTING AS OF THE EFFECTIVE DATE (OR THE DATE OF ACTUAL EXECUTION HEREOF BY SUCH OBLIGOR, IF LATER). THE TERM "TRANSACTION CLAIM" SHALL MEAN ANY AND ALL CLAIMS, ACTIONS, OBLIGATIONS, LIABILITIES AND DAMAGES (INCLUDING COURT COSTS, PENALTIES, ATTORNEYS' FEES AND DISBURSEMENTS, AND AMOUNTS PAID IN SETTLEMENT) OF ANY KIND AND CHARACTER WHATSOEVER, INCLUDING CLAIMS FOR USURY, BREACH OF CONTRACT, BREACH OF COMMITMENT, NEGLIGENT MISREPRESENTATION OR FAILURE TO ACT IN GOOD FAITH, IN EACH CASE WHETHER NOW KNOWN (OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED OR PRIMARY OR CONTINGENT, AND WHETHER ARISING OUT OF WRITTEN DOCUMENTS, UNWRITTEN UNDERTAKINGS, COURSE OF CONDUCT, TORT, VIOLATIONS OF LAWS OR REGULATIONS OR OTHERWISE.

         Section 10.15 Notice Pursuant to Section 26.02 of the Tex. Bus. & Comm. Code. THE OBLIGORS, THE AGENTS AND THE BANKS HEREBY AGREE THAT THIS AGREEMENT, THE FEE LETTERS DESCRIBED HEREIN, AND THE OTHER LOAN DOCUMENTS (INCLUDING BUT NOT LIMITED TO ALL FEE LETTERS) TOGETHER REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS
OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 10.16 Waiver of Jury Trial, Punitive Damages, etc.

OBLIGORS AND EACH BANK HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION

WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES", AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

         Section 10.17. Termination; Limited Survival. At any time after the Warehouse Final Termination Date that no Obligations are owing, Obligors may request that all Loan Documents be terminated and that the Collateral be released from the Liens created thereby. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by Obligors or Guarantor in any Loan Document, any Obligations under Article 3, and any obligations which any Person may have to indemnify or compensate Administrative Agent or Collateral Agent or any Bank shall survive any termination of this Agreement or any other Loan Document. At the expense of Obligors, Administrative Agent and Collateral Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents. Each of Administrative Agent and Collateral Agent is hereby authorized to execute all such instruments on behalf of all Banks, without the joinder of or further action by any Bank.





                    [REST OF PAGE INTENTIONALLY LEFT BLANK]

         EXECUTED as of the date first above written.




                                   HARBOR FINANCIAL MORTGAGE CORPORATION



                                   By:
                                      --------------------------------------
                                            Rick R. Hagelstein
                                            Chairman of the Board


                                   NEW AMERICA FINANCIAL, INC.



                                   By:
                                      --------------------------------------
                                            Rick R. Hagelstein
                                            Chairman of the Board


                                   FIRSTCITY FINANCIAL MORTGAGE
                                   CORPORATION,  as Guarantor



                                   By:
                                      --------------------------------------
                                            Rick R. Hagelstein
                                            Chairman of the Board

                                        GUARANTY FEDERAL BANK, F.S.B.,
                                        as the Administrative Agent and a Bank



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        BANK ONE, TEXAS, N.A.,
                                        as Collateral Agent and a Bank



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        BANK UNITED



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        COMERICA BANK



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        PNC BANK KENTUCKY, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        HIBERNIA NATIONAL BANK


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        NATIONAL CITY BANK OF KENTUCKY



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        US BANK NATIONAL ASSOCIATION


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

ATTACHED:

Commitments Schedule

Exhibit A      -  Form of Warehouse Note
Exhibit B-1    -  Form of [Wet Warehousing] [Mortgage Warehouse] Loan Request
Exhibit B-2    -  Form of Second-Lien Loan Request
Exhibit B-3    -  Form of P&I Loan Request
Exhibit B-4    -  Form of T&I Loan Request
Exhibit B-5    -  Form of Foreclosure Receivables Loan Request
Exhibit B-6    -  Form of Foreclosed Properties Loan Request
Exhibit B-7    -  Form of Mortgage Repurchase Loan Request
Exhibit B-8    -  Form of Servicing Held for Sale Loan Request
Exhibit B-9    -  Form of Servicing Sale Receivable Loan Request
Exhibit B-10   -  Form of Other Loan Subline Loan Request
Exhibit C      -  Form of Opinion of Counsel
Exhibit D      -  Form of Compliance Certificate
Exhibit E      -  Form of Assignment and Assumption Agreement

Schedule 1     -  List of Qualified Investors
Schedule 2     -  Form of Standard Financial Statements
Schedule 3     -  Form of management report
Schedule 4     -  Persons authorized to issue Obligor Orders
Schedule 5     -  [Intentionally Omitted]
Schedule 6     -  Approved Servicing Purchasers

                    COMMITMENTS SCHEDULE TO CREDIT AGREEMENT


         The Banks' Commitments from and after the effective date of this Commitments Schedule and until it shall have been superseded (or amended and restated) by a more recent Commitments Schedule in accordance with this Agreement (as it may have been supplemented, amended or restated) of which this Commitments Schedule is a part, each Facility and the sums of such Commitments, by Bank, are as follows:





                  WAREHOUSE                        WET            WET                       RECEIVABLES
 WAREHOUSE          LINE          SWING        WAREHOUSING    WAREHOUSING    SECOND LIEN     ADVANCES
   BANK          COMMITMENT      SUBLIMIT      SUBLIMIT(1)    SUBLIMIT(2)     SUBLIMIT       SUBLIMIT
-------------   ------------   ------------   ------------   ------------   ------------   ------------
GFB             $ 75,000,000   $ 45,000,000   $ 30,000,000   $ 18,750,000   $  7,500,000   $  5,625,000
-------------   ------------   ------------   ------------   ------------   ------------   ------------
BANK ONE,       $221,000,000   $          0   $ 88,400,000   $ 55,250,000   $ 22,100,000   $ 16,575,000
TEXAS, N.A.
-------------   ------------   ------------   ------------   ------------   ------------   ------------
PNC BANK        $ 50,000,000   $          0   $ 20,000,000   $ 12,500,000   $  5,000,000   $  3,750,000
-------------   ------------   ------------   ------------   ------------   ------------   ------------
COMERICA        $ 44,000,000   $          0   $ 17,600,000   $ 11,000,000   $  4,400,000   $  3,300,000
BANK
-------------   ------------   ------------   ------------   ------------   ------------   ------------
HIBERNIA        $ 35,000,000   $          0   $ 14,000,000   $  8,750,000   $  3,500,000   $  2,625,000
BANK
-------------   ------------   ------------   ------------   ------------   ------------   ------------
BANK            $ 30,000,000   $          0   $ 12,000,000   $  7,500,000   $  3,000,000   $  2,250,000
UNITED
-------------   ------------   ------------   ------------   ------------   ------------   ------------
US BANK         $ 25,000,000   $          0   $ 10,000,000   $  6,250,000   $  2,500,000   $  1,875,000
-------------   ------------   ------------   ------------   ------------   ------------   ------------
NATIONAL        $ 20,000,000   $          0   $  8,000,000   $  5,000,000   $  2,000,000   $  1,500,000
CITY BANK
=============   ============   ============   ============   ============   ============   ============

TOTALS          $500,000,000   $ 45,000,000   $200,000,000   $125,000,000   $ 50,000,000   $ 37,500,000
-------------   ------------   ------------   ------------   ------------   ------------   ------------


--------

(1)  during first and last 5 Business Days

(2)  during remainder of calendar month

                                                                                           SERVICING
                                            FORECLOSURE     FORECLOSED      MORTGAGE         HELD
                  P&I            T&I        RECEIVABLES     PROPERTIES     REPURCHASE      FOR SALE
  BANK        SUB-SUBLIMIT   SUB-SUBLIMIT   SUB-SUBLIMIT   SUB-SUBLIMIT     SUBLIMIT       SUBLIMIT
-----------   ------------   ------------   ------------   ------------   ------------   ------------
GFB           $  1,875,000   $  1,875,000   $  2,250,000   $    750,000   $    750,000   $  1,500,000
-----------   ------------   ------------   ------------   ------------   ------------   ------------
BANK ONE,     $  5,525,000   $  5,525,000   $  6,630,000   $  2,210,000   $  2,210,000   $  4,420,000
TEXAS, N.A.
-----------   ------------   ------------   ------------   ------------   ------------   ------------
PNC BANK      $  1,250,000   $  1,250,000   $  1,500,000   $    500,000   $    500,000   $  1,000,000
-----------   ------------   ------------   ------------   ------------   ------------   ------------
COMERICA      $  1,100,000   $  1,100,000   $  1,320,000   $    440,000   $    440,000   $    880,000
BANK
-----------   ------------   ------------   ------------   ------------   ------------   ------------
HIBERNIA      $    875,000   $    875,000   $  1,050,000   $    350,000   $    350,000   $    700,000
BANK
-----------   ------------   ------------   ------------   ------------   ------------   ------------
BANK          $    750,000   $    750,000   $    900,000   $    300,000   $    300,000   $    600,000
UNITED
-----------   ------------   ------------   ------------   ------------   ------------   ------------
US BANK       $    625,000   $    625,000   $    750,000   $    250,000   $    250,000   $    500,000
-----------   ------------   ------------   ------------   ------------   ------------   ------------
NATIONAL      $    500,000   $    500,000   $    600,000   $    200,000   $    200,000   $    400,000
CITY BANK
===========   ============   ============   ============   ============   ============   ============

TOTALS        $ 12,500,000   $ 12,500,000   $ 15,000,000   $  5,000,000   $  5,000,000   $ 10,000,000
-----------   ------------   ------------   ------------   ------------   ------------   ------------

                                               SERVICING SALE
                                                 RECEIVABLE        OTHER LOANS
   BANK                                           SUBLIMIT           SUBLIMIT
-------------------                            --------------      -----------
GFB                                            $    5,625,000      $    750,000
-------------------                            --------------      -----------
BANK ONE,                                      $   16,575,000      $  2,210,000
TEXAS, N.A.
-------------------                            --------------      -----------
PNC BANK                                       $    3,750,000      $    500,000
-------------------                            --------------      -----------
COMERICA                                       $    3,300,000      $    440,000
BANK
-------------------                            --------------      -----------
HIBERNIA                                       $    2,625,000      $    350,000
BANK
-------------------                            --------------      -----------
BANK                                           $    2,250,000      $    300,000
UNITED
-------------------                            --------------      -----------
US BANK                                        $    1,875,000      $    250,000
-------------------                            --------------      -----------
NATIONAL                                       $    1,500,000      $    200,000
CITY BANK
===================                            ==============      ===========

TOTALS                                         $   37,500,000      $  5,000,000
-------------------                            --------------      -----------

         This Commitments Schedule is executed (in counterparts) by the undersigned Banks, who are currently all of the Banks under this Agreement, to be effective as of the date last above written.



                                        GUARANTY FEDERAL BANK, F.S.B.,
                                        as the Administrative Agent and a Bank



                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                        BANK ONE, TEXAS, N.A.,
                                        as Collateral Agent and a Bank



                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                        BANK UNITED



                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                        COMERICA BANK



                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                        PNC BANK KENTUCKY, INC.



                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                        HIBERNIA NATIONAL BANK



                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                        NATIONAL CITY BANK OF KENTUCKY



                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                        US BANK NATIONAL ASSOCIATION



                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

         The Banks' respective addresses for notices and their telephone and telecopy numbers are as shown on the attached Addresses Annex to this Commitments Schedule.

                    ADDRESSES ANNEX TO COMMITMENTS SCHEDULE
                               DATED MAY 28, 1999



BANK ONE, TEXAS, N.A.                      HIBERNIA NATIONAL BANK
Mortgage Finance Group                     313 Carondelet Street, 14th Floor
1717 Main Street, Fourth Floor             New Orleans, Louisiana  70130
Dallas, Texas  75201                       Attention:   EDWARD (SKIP) SANTOS
Attention:   MARK FREEMAN                  Telephone:   504/533-3661
Telephone:   214/290-2780                  Telecopy:    504/533-6242
Telecopy:    214/290-2054


                                           NATIONAL CITY BANK OF KENTUCKY
BANK UNITED                                421 West Market Street
3200 Southwest Freeway, Suite 1325         Louisville, Kentucky  40202
Houston, Texas  77027                      Attention:   GARY SIEVEKING
Attention:   JANET B. GROUE                Telephone:   502/581-7660
Telephone:   713/543-6819                  Telecopy:    502/581-4154
Telecopy:    713/543-6469


                                           US BANK NATIONAL ASSOCIATION
COMERICA BANK                              601 Second Avenue South
500 Woodward                               MPSP0508
Detroit, Michigan  48226-3256              Minneapolis, Minnesota  55402
Attention:   DON HEATH                     Attention:   KATHY CONNOR
Telephone:   313/222-5740                  Telephone:   612/973-0306
Telecopy:    313/222-9295                  Telecopy:    612/973-0826



PNC BANK KENTUCKY, INC.
500 West Jefferson St., Suite 1200
Louisville, Kentucky  40202
Attention:   SLOANE GRAFF
Telephone:   502/581-4607
Telecopy:    502/581-3844




                                      112